                                                                    Exhibit 10-G
                                                                        PLAN 001




                              THE DANA CORPORATION

                                RETIREMENT PLAN




                            AS AMENDED AND RESTATED
                           EFFECTIVE JANUARY 1, 1994

                      THE DANA CORPORATION RETIREMENT PLAN

                               TABLE OF CONTENTS


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                                                                                      PAGE
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
ARTICLE I        DEFINITIONS

                 1.01       Account                                                      2
                 1.02       Actuarially Adjusted                                         3
                 1.03       Adoption Date                                                3
                 1.04       Benefit Commencement Date                                    3
                 1.05       Break in Service                                             3
                 1.06       Committee                                                    3
                 1.07       Company                                                      3
                 1.08       Code                                                         3
                 1.09       Credited Service                                             3
                 1.10       Earnings                                                     4
                 1.11       Employee                                                     4
                 1.12       Employer                                                     5
                 1.13       Entry Date                                                   5
                 1.14       Former Employee                                              5
                 1.15       Fund                                                         5
                 1.16       Hour of Service                                              5
                 1.17       Normal Retirement Age                                        6
                 1.18       Participant                                                  6
                 1.19       Part-Time Employee                                           6
                 1.20       PBGC Interest Rates                                          6
                 1.21       Plan                                                         6
                 1.22       Plan Administrator                                           7
                 1.23       Plan Year                                                    7
                 1.24       Surviving Spouse                                             7
                 1.25       Transition Period                                            7
                 1.26       Trustee                                                      7
                 1.27       Vesting Service                                              7

ARTICLE II       ELIGIBILITY AND RETIREMENT DATES

                 2.01       Eligibility to Participate                                   9
                 2.02       Eligibility for Retirement Benefit                           9
                 2.03       Normal Retirement Date                                      10
                 2.04       Early Retirement Date                                       10
                 2.05       Postponed Retirement Date                                   10
                 2.06       Eligibility For Vested Deferred                             10
                            Retirement Benefit


                                                                                      PAGE
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
ARTICLE III      AMOUNT OF RETIREMENT BENEFIT

                 3.01       Account Balances                                            11
                 3.02       Credits While Disabled or Separated,                        12
                            or on Military Leave
                 3.03       Accounts For Individuals Whose                              13
                            Employment Terminates
                 3.04       Payment Options                                             15

                            1.   Life Annuity                                           15
                            2.   Joint and Survivor Option                              15
                            3.   Five- or Ten-Year Certain Option                       16
                            4.   Social Security Level Income                           17
                                 Option

                 3.05       Automatic Forms of Payment and                              18
                            Elections of Optional Forms

                            A.   Automatic Election of Life Annuity                     18
                            B.   Automatic Election of Joint and                        18
                                 Survivor Annuity
                            C.   Requirements for Election                              18
                            D.   Notices                                                19

                 3.06       Vested Deferred Retirement Benefit                          20
                 3.07       Survivor Benefit                                            20

                            A.   Benefit                                                20
                            B.   Beneficiary                                            21
                            C.   Notice and Consent                                     22

                 3.08       Cash-out of Small Benefits                                  22
                 3.09       Direct Rollovers                                            22

ARTICLE IV       TRANSFERRED EMPLOYEES

                 4.01       Transfer Out Of Or Into The Plan                            24

ARTICLE V        FUNDING

                 5.01       Pension Fund                                                25
                 5.02       Pension Fund Trustee or Insurer                             25
                 5.03       Contributions To The Pension Fund                           25
                 5.04       Gains Within Funds                                          26






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
ARTICLE VI       ADMINISTRATION

                 6.01       General Administration                                      27
                 6.02       Applications and Information To                             28
                            Be Supplied
                 6.03       Claims Procedures                                           28
                 6.04       Administrative Discretion                                   29

ARTICLE VII      RETIREMENT BENEFIT PAYMENTS

                 7.01       Manner of Payment                                           30
                 7.02       Small Amounts                                               30
                 7.03       Benefit Commencement Dates                                  30
                 7.04       Minimum Required Distribution                               30

ARTICLE VIII     MISCELLANEOUS PROVISIONS

                 8.01       Nonduplication of Benefits                                  32
                 8.02       Merger, Consolidation or Transfer                           32
                 8.03       Exclusive Benefit of Participants                           32
                 8.04       Construction                                                32
                 8.05       Maximum Limitation on Benefit                               33
                            Amount
                 8.06       Facility of Payment                                         34
                 8.07       Nonalienation of Benefits                                   34
                 8.08       Evidence of Survival                                        37
                 8.09       Governing Law                                               37
                 8.10       Withholding of Taxes                                        38

ARTICLE IX       AMENDMENT OR TERMINATION

                 9.01       Plan Amendment                                              39
                 9.02       Plan Termination                                            40
                 9.03       Termination and Pre-Termination                             40
                            Restrictions

ARTICLE X        CHANGE IN CONTROL

                 10.01      Change in Control                                           43
                 10.02      Benefits in the Event of a Change in                        43
                            Control
                 10.03      Amendment or Elimination of Change in                       44


                              Control Provisions



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
ARTICLE XI       TOP HEAVY PROVISIONS

                 11.01      General                                                     45
                 11.02      Vesting                                                     45
                 11.03      Minimum Benefits                                            45
                 11.04      Top-Heavy Determination                                     46
                 11.05      Limitation On Contributions and                             47
                            Benefits
                 11.06      Definitions                                                 47

ARTICLE XII      NORMAL, EARLY, AND ACCRUED BENEFITS

                 12.01      Normal Retirement Benefit                                   49
                 12.02      Early Retirement Benefit                                    51
                 12.03      Postponed Retirement Benefit                                51
                 12.04      Present Value of Accrued Benefits                           51

ARTICLE XIII     RETIREE BENEFIT IMPROVEMENTS

                 13.01      October 1, 1990, Improvement                                53

APPENDIX A       SOCIAL SECURITY SCHEDULE

APPENDIX B       SUMMIT AND DANETICS EMPLOYEES

APPENDIX C       ACTUARIAL FACTORS

APPENDIX D       CERTAIN LAID-OFF EMPLOYEES

APPENDIX E       TRANSITION RULES

APPENDIX F       EMPLOYEES OF FOREIGN AFFILIATES
                 WHO PARTICIPATE IN THE PLAN

APPENDIX G       ACTUARIAL EQUIVALENTS

APPENDIX H       INTEREST CREDITS AND ESCALATOR
                 PERCENTAGES

APPENDIX I       SPECIAL SERVICE-CREDITING AND
                 VESTING PROVISIONS

APPENDIX J       SCHEDULE OF EFFECTIVE DATES



                      THE DANA CORPORATION RETIREMENT PLAN

                                  INTRODUCTION

                     Dana Corporation established the Dana Corporation Retirement Income Plan as of January 1, 1942, as a tax- qualified defined benefit plan. The Plan was amended from time to time after it was established.

                     As of July 1, 1988, Dana Corporation amended the Plan to convert its benefit formula to a cash balance formula. The Plan was restated as the Dana Corporation Retirement Plan; the unofficial name of the Plan is "CashPlus." Transition benefits and other special rules for individuals who were covered by the Plan at the time of its conversion are set forth in Part I of Appendix E.

                     Since July 1, 1988, Dana Corporation has merged a number of its other tax-qualified defined benefit plans into the Plan. The effective dates of the mergers, and special transition benefits and other rules for individuals who were covered by the merged plans, are set forth in Part II of Appendix E. Part III of Appendix E sets forth special rules for certain individuals who were affected by the sale of the Williams Air Controls division.

                     The Plan is hereby amended and restated to incorporate amendments adopted since the last restatement and to make certain other changes. This restatement of the Plan shall be effective as of January 1, 1994, except to the extent that particular provisions of the Plan (including the schedule of effective dates that appears in Appendix J) specify different effective dates. Except where the Plan expressly provides otherwise, the rights to benefits of any Participant whose employment terminated prior to the effective date of a particular provision shall be determined solely by the provisions of the Plan as in effect at the time of the Participant's termination.

                                   ARTICLE I

                                  DEFINITIONS


              The following terms, as used in the Plan, shall have the following meanings unless a different meaning is plainly required by the context.

1.01 "ACCOUNT" means the present value of an Employee's or Former Employee's undistributed accrued benefit or projected benefit under the Plan. "Account" may also include the present value of certain undistributed ancillary benefits that are not part of the Employee's or Former Employee's accrued benefit or projected benefit. The present value of each Employee's or Former Employee's undistributed benefit under the Plan shall be expressed as the balance of one or more of the following
              Accounts:

              A. "ACCRUED BENEFIT ACCOUNT" means the present value of the Employee's or Former Employee's accrued benefit under the Plan as of the Adoption Date, determined in accordance with Appendix E, and the present value of any increase in such benefit that occurs on or after such Adoption Date.

              B. "SUPPLEMENTAL BENEFIT ACCOUNT" means the present value of the Employee's or Former Employee's projected benefit under the Plan as of the Adoption Date, determined in accordance with Appendix E, and the present value of any increase in such benefit that occurs on or after such Adoption Date.

              C. "FUTURE SERVICE ACCOUNT" means the present value of the benefit that the Employee or Former Employee has accrued under the Plan since the Adoption Date (or, if later, since the date on which he first became a Participant), determined in accordance with Section 3.01 B., and the present value of any increase in such benefit determined in accordance with Section 3.01 C.

              D. "EARNED BENEFIT ACCOUNT" means the sum of (1) the Employee's or Former Employee's Accrued Benefit Account, and (2) the Employee's or Former Employee's Future Service Account, and (3) the product of (a) the Employee's or Former Employee's Supplemental Benefit Account times (b) the ratio specified in Appendix E.

              E. "ANCILLARY BENEFIT ACCOUNT" means the present value of the Employee's or Former Employee's ancillary benefit under the Plan as of the Adoption Date, determined in accordance with Appendix E, and the present value of any increase in such benefit that occurs on or after such Adoption Date.

1.02 "ACTUARIALLY ADJUSTED" means converted to a benefit that is of equivalent value to another benefit based upon the factors set forth in Appendix C.

1.03 "ADOPTION DATE" means the date specified in Appendix E as of which an Employer adopted the Plan.

1.04 "BENEFIT COMMENCEMENT DATE" means the first day of the first period for which an amount is paid as an annuity or in any other form.

1.05 "BREAK IN SERVICE" means a Plan Year during which an individual is not at any time an employee or leased employee of the Company. For the purpose of measuring a Break in Service, an individual's employment with the Company shall not be deemed to have terminated during any period in which he is accruing a benefit under the Plan pursuant to Section 3.02; during any period for which he is credited with vesting service under the Plan pursuant to Section 1.27; during any period to the extent required by the Family and Medical Leave Act of 1993; or during any period of parental leave to the extent required by the Internal Revenue Code and applicable Treasury regulations.

1.06          "COMMITTEE" means the Investment Committee of Dana Corporation.

1.07 "COMPANY" means Dana Corporation, a corporation organized under the laws of the Commonwealth of Virginia, and any subsidiary or affiliate that is required to be aggregated with Dana Corporation pursuant to Section 414(b), Section 414(c), Section 414(m), or
              Section 414(o) of the Code.

1.08 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

1.09 "CREDITED SERVICE" means a Participant's Vesting Service, except to the extent otherwise provided in Section 1.27 or in this
              Section 1.09. Credited Service shall also include a Participant's periods of temporary layoff and leaves of absence to the extent determined by the Company in a manner that precludes individual selection among employees. "Credited Service" shall not include service that is disregarded pursuant to Section 3.03 of the Plan. "Credited Service" shall not include service that an individual completed while he was a leased employee and was ineligible to participate in the Plan.

1.10 "EARNINGS" means an Employee's basic salary paid by an Employer in any Plan Year (before any reduction as a result of an election to have his pay reduced in accordance with a "cafeteria" plan or a "cash or deferred arrangement" pursuant to Section 125 or
              Section 401(k) of the Code), plus overtime, bonuses, and incentive payments paid by an Employer in any Plan Year, but not to exceed the limit in effect for the Plan Year under Section 401(a)(17) of the Code. "Earnings" shall not include any amount paid to an Employee by reason of his participation in any employee benefit plan of the Company.

 1.11 "EMPLOYEE" means any salaried employee and any Part-Time Employee of an Employer if such salaried employee or Part-Time Employee is identified as office-clerical, technical, production, professional, supervisory, managerial, or administrative; except that "Employee" shall not include any of the following:

              A. an individual covered by a collective bargaining agreement entered into by the Company (unless such agreement, by specific reference to the Plan, provides for coverage under the Plan); or

              B. an individual who is eligible to accrue a benefit under any other tax-qualified defined benefit plan of an Employer, or who is eligible to receive a nonelective employer contribution (other than a matching contribution) under any tax-qualified defined contribution plan of an Employer; or

              C. an individual whose basic compensation for services on behalf of an Employer is paid by an individual or entity other than the Company; or

              D. a Part-Time Employee who has not completed 1,000 Hours of Service during the 12-month period beginning on his original date of hire or during any Plan Year; or

              E. an individual who works for an Employer under the Employer's college cooperative education program; or

              F. an individual leased by an Employer who must be treated as an employee of the Employer by virtue of Section 414(n) of the Code; or

              G. a non-resident alien who receives no U.S.-source earned income from an Employer, unless the individual has been designated on a list maintained by the Plan Administrator as a "Key Local National" or a "Third Country National," in accordance with Appendix F; or

              H. an individual employed at a facility that is established or acquired by an Employer after the Employer's Adoption Date, unless Appendix E is amended to extend coverage under the Plan to such facility.

              An individual shall be treated as an "Employee" to the extent required by the Family and Medical Leave Act of 1993.

1.12 "EMPLOYER" means any facility, division, subsidiary, or affiliate of Dana Corporation identified in Appendix E as an employer that has adopted the Plan. An entity described in the preceding sentence shall cease to be an "Employer" when it withdraws from participation in the Plan, or when it ceases to be part of the Company. "Employer" also includes certain foreign affiliates; but any foreign affiliate shall be considered an "Employer" only while it is identified as such in Appendix F, and only with respect to its employees who are Participants as provided in Appendix F.

1.13          "ENTRY DATE" means January 1 or July 1.

1.14 "FORMER EMPLOYEE" means a Participant who has ceased to be an Employee and who has a vested accrued benefit under the Plan, but who has not yet received or begun to receive a benefit under the Plan.

1.15 "FUND" means the trust fund or funds established and maintained under the Plan, or the monies held under one or more insurance contracts established and maintained under the Plan.

1.16 "HOUR OF SERVICE" means each of the following, counted without duplication:

              A. each hour for which a Part-Time Employee is paid, or entitled to payment, for the performance of duties for the Company, and

              B. each hour for which a Part-Time Employee is paid, or entitled to payment, by the Company for a period of time during which the Part-Time Employee performs no duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, and

              C. each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company.

              To the extent not otherwise included, "Hour of Service" also shall include each hour required to be included by the Family and Medical Leave Act of 1993. Hours credited pursuant to the preceding sentence shall not be treated as "Hours of Service" under Section 3.01 B. or 12.01 C. of the Plan.

              This Section 1.16 shall be administered in accordance with Department of Labor regulations set forth in 29 C.F.R. Section 2530.200b.

1.17 "NORMAL RETIREMENT AGE" means age 65. An Employee's right to his normal retirement benefit shall be nonforfeitable upon his attainment of Normal Retirement Age.

1.18 "PARTICIPANT" means any individual who has become eligible to participate in the Plan pursuant to Section 2.01, and whose accrued benefit under the Plan has not been forfeited or completely distributed. The term "active Participant" means a Participant who is eligible to receive a credit under Section
              3.01 B. of the Plan, or who would be eligible to receive a credit under Section 3.01 B. if the limits imposed by Section 8.05 of the Plan and Section 415 of the Code were disregarded.

1.19 "PART-TIME EMPLOYEE" means any individual who is classified as a part-time employee on the records of the Company. The Company shall classify an individual as a part-time employee only if the Company reasonably expects that the individual will render less than 1,000 Hours of Service during the 12-month period beginning on his original date of hire and during each Plan Year.

1.20 "PBGC INTEREST RATES" means the interest rates that would be used (as of January 1 of the Plan Year in which the first benefit payment is to be made to a Participant) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump-sum distribution on plan termination. "IMMEDIATE PBGC INTEREST RATE" means the interest rate that would be so used with respect to immediate annuities.

1.21 "PLAN" means the Dana Corporation Retirement Plan, as amended from time to time.

1.22          "PLAN ADMINISTRATOR" means the Chairman of the Committee.

1.23          "PLAN YEAR" means the period of 12 consecutive months beginning with January 1 and ending with December 31.

1.24 "SURVIVING SPOUSE" means the wife of a male Participant, or the husband of a female Participant, to whom the Participant was married for at least one year prior to the Participant's death; and, in the case of a Participant whose monthly benefit under the Plan has commenced, to whom the Participant was married on the Participant's Benefit Commencement Date.

1.25 "TRANSITION PERIOD" means a period specified in Appendix E during which increases in an Employee's accrued benefit or projected benefit are determined in accordance with Appendix E rather than in accordance with Section 3.01 C. or Section 12.01 B. of the Plan.

1.26 "TRUSTEE" means the bank or trust company, or the banks or trust companies, acting at any time under a trust agreement with respect to all or a portion of the Fund.

1.27 "VESTING SERVICE" means an Employee's total service with the Company (except as otherwise provided below with respect to Part-Time Employees, or as otherwise provided in Section 3.02,
              Section 3.03 D., or Appendix E), including all periods of employment, whether continuous or not, and shall be the period of time, expressed in years and months, between the date on which an Employee first performs any service for the Company and the earlier of:

              A. the date on which an Employee resigns, retires, is discharged or dies, or

              B. the first anniversary of the first date in a period of continuous absence for any reason other than resignation, retirement, discharge or death, and provided that in no event shall any period of absence be excluded for purposes of determining service under this Section
              1.27 unless a 12-month period has elapsed during which the Employee has not performed any service for the Company. In a case in which the Company maintains a plan of a predecessor employer, "Vesting Service" shall include service with the predecessor employer to the extent required by Section 414(a)(1) of the Code. In all other cases, "Vesting Service" shall include service with a predecessor employer only to the extent provided in Appendix I.


              A Part-Time Employee who has not become a Participant shall receive credit for a year of Vesting Service for the Plan Year in which he completes at least 1,000 Hours of Service. A Part-Time Employee who has become a Participant shall receive credit for Vesting Service under the elapsed time rules set forth in the first part of this Section 1.27, measured from the January 1 that coincides with or next follows the date on which he becomes a Participant. If a Part-Time Employee becomes a Participant on July 1 of any Plan Year, he shall be credited with a year of Vesting Service for that Year.

              If a leased employee becomes an Employee or a Part-Time Employee, he shall be credited with Vesting Service as if he had been an Employee or a Part-Time Employee (whichever is applicable) for all periods during which he was required to be treated as an employee of the Company by virtue of Section 414(n) of the Code. Service credited pursuant to this paragraph shall not be treated as "Credited Service" under Section 1.09 of the Plan.

              To the extent not otherwise included, "Vesting Service" shall include any period required to be included by the Family and Medical Leave Act of 1993. Service credited pursuant to this paragraph shall not be treated as "Credited Service" under
              Section 1.09 of the Plan.

                                   ARTICLE II

                        ELIGIBILITY AND RETIREMENT DATES

2.01          ELIGIBILITY TO PARTICIPATE

              A. If an individual was, on the Adoption Date, a participant in a tax-qualified defined benefit plan sponsored by his Employer that is merged with or replaced by the Plan on such Adoption Date, the individual shall become a Participant in the Plan on such Adoption Date, provided that he is an Employee on such Adoption Date.

              B. Each Part-Time Employee who completes 1,000 Hours of Service during the 12-month period beginning on his original date of hire or during any Plan Year shall become a Participant on the first Entry Date following the expiration of such 12-month period or Plan Year, provided that he is an Employee on that Entry Date. Once a Part-Time Employee has become a Participant, he shall remain eligible to participate in the Plan as long as he remains an Employee, even if he completes fewer than 1,000 Hours of Service in a Plan Year subsequent to his Entry Date.

              C. Each individual who is not described in A. or B., above, shall become a Participant as of the later of

                     1. the January 1 following the date on which his first period of employment with the Company commenced, provided that he is an Employee on such January 1; or

                     2.     the date on which he becomes an Employee.

              D. An individual who ceases to be an Employee after he has become a Participant shall be eligible to participate in the Plan as of the date on which he again becomes an Employee.

2.02          ELIGIBILITY FOR RETIREMENT BENEFIT

              An Employee who has terminated his employment with the Company on his Normal, Early, or Postponed Retirement Date shall be eligible to receive a benefit under the Plan; provided, however, that the benefit payable shall be offset by the amount of any worker's compensation payments received that are provided through premiums, taxes or other payments paid by or at the expense of the Company.

2.03          NORMAL RETIREMENT DATE

              An Employee's Normal Retirement Date shall be the first day of the month coincident with or next following his sixty- fifth birthday.

2.04          EARLY RETIREMENT DATE

              An Employee who has not reached Normal Retirement Age but who has attained his fiftieth birthday may elect to retire on the first day of any month, provided that he has completed at least ten years of Vesting Service and that the sum of his age and years of Vesting Service, both calculated to the nearest month, equals 70 or more. Such date shall be his Early Retirement Date.

2.05          POSTPONED RETIREMENT DATE

              If an Employee remains actively employed by the Company after his Normal Retirement Date, the Employee shall be eligible to retire on the first day of any month. Such date shall be his Postponed Retirement Date.

2.06          ELIGIBILITY FOR VESTED DEFERRED RETIREMENT BENEFIT

              If an Employee terminates employment with the Company for any reason before attaining Normal Retirement Age and before completing at least five years of Vesting Service, he shall have no right to any benefit under the Plan.

              If an Employee terminates employment with the Company after completing five or more years of Vesting Service but before his Normal, Early, or Postponed Retirement Date, he shall be entitled to a benefit pursuant to Section 3.06 of the Plan.

              The Company may provide for the full and immediate vesting of designated groups of Employees or Former Employees in a manner that precludes individual selection among employees. Appendix I lists the groups of Employees or Former Employees who are entitled to full and immediate vesting under this provision.

                                  ARTICLE III

                          AMOUNT OF RETIREMENT BENEFIT

3.01          ACCOUNT BALANCES

              The Plan Administrator shall determine benefits under the Plan by maintaining Accounts for each Employee or Former Employee in accordance with the following rules.

              A. The Accrued Benefit Account and Supplemental Benefit Account (if any) of each individual who is an Employee on or after the Adoption Date shall be initially determined in accordance with Appendix E.

              B. The Future Service Account of each individual who was an Employee on the Adoption Date shall be initially determined in accordance with Appendix E. At the end of each Plan Year beginning after the Adoption Date, an active Participant's Future Service Account shall be credited with the following percentage of the Earnings that the Participant received in such Plan Year while he was an active Participant:


                                               PERCENTAGE OF EARNINGS CREDITED

                            FULL YEARS OF          EARNINGS UP TO 1/4TH OF      EARNINGS OVER 1/4TH OF
                           CREDITED SERVICE          THE MAXIMUM TAXABLE          THE MAXIMUM TAXABLE
                           AT THE BEGINNING       SOCIAL SECURITY WAGE BASE    SOCIAL SECURITY WAGE BASE
                           OF THE PLAN YEAR           FOR THE PLAN YEAR            FOR THE PLAN YEAR
                           ----------------       -------------------------    -------------------------
                               0 to  4                       1.5%                        3.0%
                               5 to  9                       1.9%                        3.8%
                               10 to 14                      2.5%                        5.0%
                               15 to 19                      3.1%                        6.2%
                               20 to 24                      4.0%                        8.0%
                               25 to 29                      5.0%                       10.0%
                              30 or more                     6.4%                       12.8%

                     No credits shall be made to the Future Service Account under this subsection B. for the Plan Year in which an Employee is first employed by the Company. No credits shall be made to the Future Service Account under this subsection B. for any Plan Year unless the individual is, at some time during such Plan Year, either an Employee or an individual described in Section 3.02. An individual who is otherwise eligible to receive a credit under this subsection B. for a Plan Year shall not fail to receive such credit solely because he completes less than 1,000 Hours of Service in that Plan Year.

              C. The increases in an Employee's or Former Employee's Accounts during the Transition Period shall be determined in accordance with Appendix E. On the last day of each Plan Year ending after the Transition Period, each Employee's or Former Employee's Accounts shall be increased by a percentage of the account balance at the beginning of such Plan Year. The applicable percentage for the Plan Year shall be indicated in Appendix H.

                     The Funds Committee of the Board of Directors of Dana Corporation may increase the applicable percentage for any Plan Year by adopting a written resolution that adds the increased percentage to the table in Appendix H.

                     If an Employee or Former Employee dies after completing five years of Vesting Service and before his Benefit Commencement Date, and if such Employee's or Former Employee's Surviving Spouse is eligible to receive a deferred benefit pursuant to Section 3.07 A., below, the Employee's or Former Employee's Accounts shall be increased as described in the first paragraph of this subsection C. until the survivor benefit commences or is paid.

              D. The Employee's or Former Employee's Earned Benefit Account shall equal the sum of (1) his Accrued Benefit Account plus (2) his Future Service Account plus (3) the product of (a) his Supplemental Benefit Account times (b) the ratio specified in Appendix E.

                     As of any date within the Plan Year, the Employee's or Former Employee's Earned Benefit Account shall include (1) a pro rata share of the credits to be made as of the end of the Plan Year in accordance with subsection C., above, and (2) the credit that would be made as of the end of the Plan Year in accordance with subsection B., above, based on the Employee's Earnings received in that Plan Year prior to such date.

3.02          CREDITS WHILE DISABLED OR SEPARATED, OR ON MILITARY LEAVE

              An Employee who becomes entitled to benefits under a Company-sponsored short-term disability plan, long-term disability plan, or income protection plan, or who is on an approved leave of absence to enter into active service in the Armed Services of the United States (or any of its reserve units), shall continue to receive credits under his Future
              Service Account, shall continue to earn his Supplemental Benefit Account, and shall earn Vesting Service and Credited Service under the Plan, during any period in which he is entitled to benefits under such other plan, as well as during the period of such military leave of absence (not to exceed four years, or any longer period during which he retains re-employment rights under a federal statute governing the re-employment of members of the Armed Services). For the purpose of determining the amount credited to such individual's Future Service Account under Section 3.01 B. of the Plan, the individual's Earnings shall be determined as though he continued to receive basic salary, at the rate last in effect, during the period of such benefit entitlement or military leave of absence, whichever the case may be.

              An individual described in this Section 3.02 shall not be eligible to receive a distribution from the Plan during the period of his leave of absence to serve in the Armed Services or while he is entitled to receive benefits under a Company-sponsored short-term disability plan, long-term disability plan, or income protection plan. If the individual does not return to employment with the Company when the period of such military leave of absence or benefit entitlement ceases, he shall be eligible to receive a distribution of his Earned Benefit Account under the Plan in accordance with Section 3.04, Section 3.06, or Section 3.08, whichever is applicable, as if his employment with the Company had terminated on the date on which such military leave of absence or benefit entitlement ceased.

              Notwithstanding the foregoing, if an individual's Vesting Service calculated under Section 1.27 B. (without regard to this Section 3.02) would be greater than his Vesting Service calculated under this Section 3.02, such individual's Vesting Service shall be calculated under Section 1.27 B. (without regard to this Section 3.02), and the date on which such individual's employment is deemed to have terminated will be determined under Section 1.27 B.

3.03          ACCOUNTS FOR INDIVIDUALS WHOSE EMPLOYMENT TERMINATES

              A. If an individual terminates his employment with an Employer prior to the Adoption Date, and if such individual is reemployed by an Employer and becomes a Participant before his Benefit Commencement Date, his accrued benefit under any tax-qualified defined benefit plan that has become part of the Plan shall be converted to an Accrued Benefit Account in accordance with Appendix E. If an individual terminates his employment with an Employer prior to the Adoption Date, and if such individual is reemployed by the Employer and becomes a Participant after his Benefit Commencement Date, he shall be subject to the rules set forth in E., below.

              B. If an Employee terminates his employment with an Employer after the Adoption Date, and if such Former Employee had acquired a vested right to his Earned Benefit Account, such Former Employee's Accounts shall be maintained in accordance with the terms of the Plan, and shall be increased pursuant to Section 3.01 C., until such Former Employee's (or, where applicable, his Surviving Spouse's) Benefit Commencement Date, provided, however, that in the year of termination of employment, the Former Employee's Accounts determined as of the date of termination (rather than as of the beginning of the Plan
                     Year) shall receive interest credits at the rate in effect for that year from the date of termination to the earlier of his Benefit Commencement Date or the end of the year in which his termination of employment occurred.

              C. If an Employee terminates his employment with the Company before he has acquired a vested right to his Earned Benefit Account, his Accounts shall be increased pursuant to
                     Section 3.01 C. until he incurs five consecutive Breaks in Service.

              D. If an individual described in Section 3.03 C., above, incurs five consecutive Breaks in Service, his Accounts shall cease to be maintained, and his Vesting Service and Credited Service for the period prior to the Breaks in Service shall be disregarded for all purposes under the Plan.

              E. If an individual is reemployed by the Company after his Benefit Commencement Date, his Credited Service earned before such re-employment shall be disregarded for purposes of determining his rate of benefit accrual after reemployment and his Credited Service earned after such reemployment shall be disregarded for purposes of determining the earned portion of his Supplemental Benefit Account. Such Participant's benefit payments shall continue as though the Participant had not been reemployed.

                     If an individual is reemployed by the Company before his Benefit Commencement Date, and before a 12-month period has elapsed since the Employee last performed any service for the Company, then he shall be credited with Vesting Service for the period of his absence, but shall not earn any Credited Service during such period of absence for purposes of determining the earned portion of his Supplemental Benefit Account.

3.04          PAYMENT OPTIONS

              Except as provided in Section 3.08, below, an Employee who retires at his Normal, Early, or Postponed Retirement Date may elect the benefit described in A., B., or C., below, or may elect half of the benefit described in A. and half of the benefit described in either B. or C. Any election of a benefit described in this Section 3.04 must satisfy the requirements of Section 3.05, below.

              A. A lump-sum payment equal to the amount of the Participant's Earned Benefit Account as of the payment date.

              B. A monthly annuity benefit that remains level throughout the Participant's lifetime, payable in one of the following forms:

                     1.     LIFE ANNUITY

                            A monthly retirement benefit payable only during the Participant's lifetime that is the actuarial equivalent of the amount of the Participant's Earned Benefit Account as of the Benefit Commencement Date, determined on the basis of the factors using 120% of the Immediate PBGC Interest Rate, as indicated in Appendix C.

                     2.     JOINT AND SURVIVOR OPTION

                            In lieu of the life annuity described in Section
                            3.04 B. 1., above, a Participant may elect an Actuarially Adjusted monthly retirement benefit with the provision that if his joint annuitant shall be living at his death, 50%, 75%, or 100% (at the election of the Participant) of the Actuarially Adjusted monthly retirement benefit payable to the Participant shall be payable to his joint annuitant during the further lifetime of such joint annuitant.

                     3.     FIVE- OR TEN-YEAR CERTAIN OPTION

                            a.     In lieu of the life annuity described in
                                   Section 3.04 B. 1., above, a Participant may elect an Actuarially Adjusted life annuity payable with either of the following provisions:

                                   (i)     the provision that if the
                                           Participant dies before 60 monthly
                                           payments have been made to him, there
                                           shall be paid to his beneficiary,
                                           commencing on the first day of the
                                           month following his death, for the
                                           remainder of such 60 months, the
                                           monthly benefit that had been paid to
                                           the Participant, or

                                   (ii)    the provision that if the
                                           Participant dies before 120
                                           monthly payments have been made to
                                           him, there shall be paid to his
                                           beneficiary, commencing on the first
                                           day of the month following his death,
                                           for the remainder of such 120 months,
                                           the monthly benefit that had been
                                           paid to the Participant.

                                   Such election shall be made in the form
                                   prescribed by the Company, and shall include the designation of a beneficiary.

                            b. A Participant may change the beneficiary designated pursuant to paragraph a., above, at any time; provided, however, that any change in the designated beneficiary must be made in accordance with the spousal consent requirements of Section 3.05, below. If, upon the death of a Participant after his Benefit Commencement Date, no validly-designated beneficiary exists, or if a designated beneficiary dies prior to the complete disbursement of the payments due and such designated beneficiary had not named a beneficiary, the remaining monthly payments shall be paid to:

                                   (i)     the Surviving Spouse of the deceased
                                           Participant, if any, or

                                   (ii)    if there is no Surviving Spouse at
                                           the time a monthly payment is made,
                                           in equal shares to the children of
                                           the deceased Participant, if any,
                                           surviving at the time such monthly
                                           payment is made, or

                                   (iii)   if there is no Surviving Spouse or
                                           surviving child at the time a
                                           monthly payment is made, to the
                                           executor or administrator of the
                                           estate of the last to die of the
                                           deceased Participant or the deceased
                                           designated beneficiary.

                                   In the event a Participant designates his spouse as beneficiary and they thereafter divorce, such designation shall be automatically revoked.

                     4.     SOCIAL SECURITY LEVEL INCOME OPTION

                            A Participant may elect to receive part of his benefit in the form of a temporary monthly benefit equal to the highest monthly Social Security retirement benefit that would be payable to an eligible individual retiring at age 62 in the year of the election. The last payment of such temporary monthly benefit shall be due on the first day of the month of the Participant's sixty-second birthday. A Participant making this election shall have his Accounts reduced by the present value of such temporary monthly benefit, determined in accordance with Appendix C, and the balance of his benefit shall be calculated based on the remainder of his Earned Benefit Account after such reduction.

                            If such present value exceeds the amount of his Earned Benefit Account, however, such temporary monthly benefit shall equal the amount of the temporary monthly benefit determined in accordance with the preceding paragraph times the ratio of such present value to the amount of his Earned Benefit Account, and no additional benefits shall be payable after the first day of the month of his sixty-second birthday.

                            If a Participant dies before the first day of the month of his sixty-second birthday, the temporary monthly benefit shall be paid to the Participant's beneficiary until the first day of the month in which the Participant would have reached age 62.

              C. A monthly annuity benefit, payable only during the Participant's lifetime, that increases 5% in amount as of the first day of each Plan Year (or, if smaller, by the percentage increase in the Consumer Price Index for Urban Wage Earners during the preceding Plan Year). The amount of such benefit during the first Plan Year of payment shall equal the amount of the Participant's Earned Benefit Account as of the Benefit Commencement Date (excluding any credits made during that Plan Year in accordance with
                     Section 3.01 C.), divided by the applicable factor from the table in Appendix C, based on the Participant's age at the Benefit Commencement Date. No survivor benefit shall be provided with respect to the benefit described in this
                     Section 3.04 C.

3.05          AUTOMATIC FORMS OF PAYMENT AND ELECTIONS OF OPTIONAL FORMS

              A.     AUTOMATIC ELECTION OF LIFE ANNUITY

                     If a Participant is not married on the date his benefits are to commence, then he shall be deemed automatically to have elected to receive his entire benefit under the life annuity option described in Section 3.04 B. 1., above, unless he specifically elects against this option as provided in subsection C., below.

              B.     AUTOMATIC ELECTION OF JOINT AND SURVIVOR ANNUITY

                     If a Participant is married on the date his benefits are to commence, then he shall be deemed automatically to have elected to receive his entire benefit under the joint and survivor option described in Section 3.04 B. 2., above, with his spouse (as of his Benefit Commencement Date) as his 50% joint annuitant, unless he specifically elects against this option as provided in subsection C., below.

              C.     REQUIREMENTS FOR ELECTION

                     Each Participant described in subsection A. or B., above, shall be given an election period no longer than 90 days, ending on his Benefit Commencement Date, within which to decline in writing the life annuity or joint and survivor annuity, as the case may be, and to elect to receive retirement benefits in another form provided by the Plan. An election to decline the life annuity or joint and survivor annuity and to receive retirement benefits in another form provided by the Plan may be made only during the 90-day election period. Any election made during the 90-day election period may be revoked during the election period by the Participant. Such election or revocation shall be subject to the following terms and conditions:

                     (1) Any election or revocation shall be made in writing on a form filed with the Plan Administrator.

                     (2) The election to decline the joint and survivor annuity shall be ineffective unless the Participant's spouse consents in writing to such election, and such consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public. The spouse's consent must acknowledge the effect of the designation of any beneficiary or class of beneficiaries and any contingent beneficiary.

                     (3) Paragraph (2), above, shall not apply if the Plan Administrator determines that consent cannot be obtained because no spouse exists, because the spouse cannot be located, or because of such other cir-cumstances as are specified by the Secretary of the Treasury by regulation.

                     (4) Any consent by a spouse pursuant to paragraph (2), above, shall be effective only with respect to such spouse. Similarly, any failure to obtain the consent of a spouse for the reasons described in paragraph
                            (3), above, shall be effective only with respect to such spouse.

                     (5) To the extent provided in a qualified domestic relations order, as defined in Section 414(p) of the Code, a former spouse of a Participant shall be treated as the spouse of such Participant for purposes of this Section 3.05.

              D.     NOTICES

                     The Plan Administrator shall provide to each Participant, not more than 90 nor less than 30 days before the Benefit Commencement Date, a written explanation of the automatic life annuity or joint and survivor annuity described in this Section, information concerning optional forms of benefit, and notification of the Participant's right to waive the life annuity or joint and survivor annuity and the right to revoke a previous election to waive the life annuity or joint and survivor annuity.

3.06          VESTED DEFERRED RETIREMENT BENEFIT

              This Section 3.06 shall apply if a Former Employee is entitled to a Vested Deferred Retirement Benefit pursuant to Section 2.06 of the Plan and the amount of the Former Employee's vested Earned Benefit Account at the time of his termination of employment is greater than $3,500.

              If the Vested Deferred Retirement Benefit commences at a time when the Former Employee does not satisfy the age and service requirements in the following paragraph, the Vested Deferred Retirement Benefit shall be paid in the automatic form specified in Section 3.05 A. or Section 3.05 B., whichever is applicable, unless the Former Employee elects a lump-sum benefit. The Former Employee may receive the Vested Deferred Retirement Benefit in the form of a lump-sum benefit described in Section 3.04 A. of the Plan if he satisfies the election and consent requirements of
              Section 3.05; but he may not elect to receive the Vested Deferred Retirement Benefit in any other optional form described in the Plan.

              If a Former Employee has reached at least age 50 and completed at least 10 years of Vesting Service, and if the sum of the Former Employee's age and years of Vesting Service equals 70 or more, the Former Employee may elect to receive his Vested Deferred Retirement Benefit in any of the optional forms described in Section 3.04 of the Plan (subject to the election and consent requirements of Section 3.05).

              The Former Employee must make application for a lump-sum payment or for commencement of a Vested Deferred Retirement Benefit on a form approved for this purpose by the Company. Such benefit shall commence effective as of the first day of the month following the date the application is received by the Company, provided that such Benefit Commencement Date complies with the notice requirements set forth in Section 3.05 D. If such application is not made within 60 days after the Former Employee attains age 65, the Company shall make a reasonable effort to locate him and notify him of the necessity of making the application.

3.07          SURVIVOR BENEFIT

              A.     BENEFIT

                     If a Participant dies before benefits begin to be paid under the Plan, and after reaching Normal Retirement Age while employed by the Company or after completing five years of Vesting Service, a benefit shall be paid to the beneficiary described in B., below.

                     If such beneficiary is not the Participant's Surviving Spouse, the beneficiary shall receive, as soon as practicable after the Participant's death, a lump-sum payment equal to the amount of the Participant's Earned Benefit Account.

                     If such beneficiary is the Participant's Surviving Spouse, the Surviving Spouse shall receive a level monthly benefit determined in accordance with Section 3.04 B. 1., based on the age of the Surviving Spouse at the Benefit Commencement Date. In lieu of such monthly benefit, the Surviving Spouse may elect a lump-sum payment of the Earned Benefit Account. The Surviving Spouse may elect to commence the level monthly benefit or to receive the lump-sum payment at any time between the date of the Participant's death and the date on which the Participant would have attained age 70 1/2.

                     If the amount of the Participant's vested Earned Benefit Account at the time of his death is $3,500 or less, such Account shall be paid in accordance with Section 3.08, below, and not in accordance with the preceding paragraph.

              B.     BENEFICIARY

                     Subject to the consent of the Participant's spouse, each Participant may designate, or change a prior designation of, a beneficiary or beneficiaries to receive benefits under this Plan in the event of the Participant's death before his Benefit Commencement Date. A married individual who is still employed by the Company may not designate any beneficiary other than his spouse unless the individual has attained age 35 (or will attain age 35 during the Plan Year in which the designation is made). Absent the valid designation (with spousal consent) of an alternate beneficiary or beneficiaries, the Participant's Surviving Spouse shall be the designated beneficiary.

                     If no designated beneficiary is living at the time any benefit is to be paid, such benefit shall be paid to:

                     1. The Surviving Spouse of the deceased Participant, if any, or

                     2. If there is no Surviving Spouse at the time a benefit is paid, in equal shares to the children of the deceased Participant, if any, surviving at the time the benefit is paid, or

                     3. If there is no Surviving Spouse or surviving child at the time a benefit is paid, to the executor or administrator of the estate of the last to die of the deceased Participant or the deceased designated beneficiary.

              C.     NOTICE AND CONSENT

                     The Plan Administrator shall provide to each Participant a written explanation of the Surviving Spouse benefit described in A., above; information concerning the nonspouse benefit described in A., above; notification of the Participant's right to waive the Surviving Spouse benefit; the requirements regarding spousal consent to such a waiver; and the Participant's right to revoke such a waiver. The Plan Administrator shall provide the notice described in this paragraph within the last to end of (1) the three-year period preceding the year in which an Employee attains age 35, or (2) the twelve-month period beginning on an Employee's first day of participation in the Plan, or (3) in the case of a Former Employee whose employment terminates before he reaches age 35, the period beginning twelve months before, and ending twelve months after, the Former Employee's termination of employment with the Company. The spouse's consent to such a waiver shall be obtained in a manner that satisfies the rules set forth in paragraphs (1) through (5) of Section 3.05 C. of the Plan.

3.08          CASH-OUT OF SMALL BENEFITS

              If the amount of the Participant's vested Earned Benefit Account at the time of his retirement, death, or termination of employment is $3,500 or less, the amount of such Account shall be paid in the form of an immediate lump-sum payment, and neither the Participant nor a Surviving Spouse may elect deferred payment or payment in the form of a monthly benefit.

3.09          DIRECT ROLLOVERS

              If a Participant, a Surviving Spouse, or an alternate payee named in a qualified domestic relations order is entitled to receive an "eligible rollover distribution" (within the meaning of Section 402(c)(4) of the Code) from the Plan on or after January 1, 1993, the Plan shall, at the election of the recipient, make a direct rollover of the taxable portion of the distribution to an "eligible retirement plan" (within the meaning of section 401(a)(31)(D)). This Section 3.09 is intended, and shall be construed, solely to satisfy the direct rollover requirements of
              Section 401(a)(31) of the Code: it shall not confer any rights other than those required under Section 401(a)(31) and the regulations or other guidance of general applicability interpreting that section.

                                   ARTICLE IV

                             TRANSFERRED EMPLOYEES


4.01          TRANSFER OUT OF OR INTO THE PLAN

              An Employee covered by the Plan who is transferred, whether before or after the Adoption Date, to a position wherein he is no longer covered by this Plan shall continue to earn portions of his Supplemental Benefit Account as long as he continues to earn Credited Service, and shall continue to receive credits in accordance with Section 3.01 C., but shall not receive any credits in accordance with Section 3.01 B. with respect to Earnings received after the transfer date.

              This paragraph shall apply to any individual transferred into or out of a position covered by the Plan, whether such transfer takes place before or after the Adoption Date. If an individual to whom this paragraph applies is entitled to any pension benefit under any other Company pension plan, the benefit payable under this Plan shall be equal to the excess of (1) the benefit otherwise payable pursuant to the Plan, over (2) the corresponding benefit payable under any such other Company pension plan that is attributable to periods of employment for which benefits accrue under this Plan in accordance with subsection 3.01 B., above, or for any periods for which Credited Service is granted under Appendix E.

                                   ARTICLE V

                                    FUNDING


5.01          PENSION FUND

              The Company has established a Fund to be held and invested by the Trustees and their successors, or by a life insurance company or companies, into which the Company's payments to fund pensions shall be made. No Employee shall be required or permitted to make any payment to the Fund. Benefits under the Plan shall be payable only from the Fund and all expenses of the Fund shall be payable from the Fund except to the extent the Company shall pay them.

5.02          PENSION FUND TRUSTEE OR INSURER

              The Company may enter into one or more trust agreements with a Trustee or Trustees selected by the Company to manage or operate the Fund and to receive, hold and disburse such contributions, interest, and other income as may be necessary to pay such benefits under the Plan as are not provided for by an insured fund; and/or the Company may enter into one or more contracts with an insurance company or companies selected by the Company for the payment of such benefits under this Plan as are not provided for by a trust fund.

              The Company may select and contract with a Trustee or Trustees or insurance company or companies, remove any Trustee or Trustees or insurance company or companies, select successors, and determine the form and terms of the trust agreements with the Trustee or Trustees or the form of the insurance contracts with the insurance company or companies.

5.03          CONTRIBUTIONS TO THE PENSION FUND

              The Company shall make contributions to the Fund in such amounts and at such times as the Company shall determine. The Company intends, subject to the provisions of Section 9.02, to make contributions to the Fund sufficient to satisfy the minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except to the extent otherwise required by the Pension Benefit Guaranty Corporation pursuant to Title IV of ERISA, the Company shall not be required to make any contributions to the Fund, or otherwise to provide any benefit described by the Plan, after the Plan has been terminated. Each contribution made to the Fund shall be made on the condition that it is currently deductible under Section 404 of the Code for the taxable year with respect to which the contribution is made and without regard to any subsequent amendment improving benefits under the Plan.

              The credits described in Section 3.01 B. shall be made to the Future Service Accounts of eligible Employees regardless of the amount of the Company contribution during any Plan Year.

              Notwithstanding any other provision in this Plan to the contrary:

              A. In the case of a contribution made by the Company by a mistake of fact, such contribution shall be returned to the Company within one year after its payment.

              B. If the deduction of a contribution is disallowed by the Internal Revenue Service for the taxable year with respect to which the contribution is made, the contribution (adjusted for any investment losses allocable thereto, but not for any investment gains allocable thereto) shall be returned to the Company, to the extent disallowed, within one year after the disallowance.

5.04          GAINS WITHIN FUNDS

              Any actuarial gain of any kind shall be used to reduce the Company's future contributions to the Fund, and shall not be applied to increase the benefit that any individual would otherwise receive under the Plan.

                                   ARTICLE VI

                                 ADMINISTRATION


6.01          GENERAL ADMINISTRATION

              The Committee has the overall responsibility and authority as named fiduciary to manage and control the operation and administration of the Plan. The Committee may designate one or more individuals to carry out the Company's fiduciary responsibility and authority to manage and control the Plan assets.

              The Committee shall carry out the following responsibilities and exercise the following authority:

              A. To determine the amounts and time of payment of benefits and the rights of Participants and beneficiaries to Plan benefits, all in accordance with the terms of the Plan;

              B. To take any actions necessary to assure timely payment of benefits to any Participant or beneficiary eligible to receive benefits under the Plan; and to assure a full and fair review for any Participant or beneficiary who is denied a claim to any benefit under the Plan;

              C. To maintain Plan records, to communicate required information to Participants and their beneficiaries, and to submit required reports to appropriate regulatory authorities;

              D. To employ other persons to render advice with respect to any responsibility or authority being carried out by the Committee, including the employment of counsel, and to assist in the administration of the Plan;

              E. To give necessary or appropriate instructions relating to plan administration to any person or entity appointed to provide services that the Committee and/or the Company requires in performing its duties;

              F. To take any action necessary or appropriate to assure that the Plan is administered for the exclusive purpose of providing benefits to Participants and their beneficiaries in accordance with the Plan and defraying reasonable expenses of administering the Plan, subject to the requirements of ERISA and, to the extent not preempted by ERISA, the requirements of the law of

                     Ohio; and

              G.     To construe the terms of the Plan, in its sole discretion.

6.02          APPLICATIONS AND INFORMATION TO BE SUPPLIED

              Participants and beneficiaries shall furnish such benefit applications, documents, evidence and information as the Plan Administrator may deem necessary or desirable for the purpose of administering the Plan. It shall be a condition for payment of benefits under the Plan that each person must furnish promptly true and complete data, evidence, and information and sign such applications and documents as may be required.

6.03          CLAIMS PROCEDURE

              A request for a Plan benefit shall be deemed filed when a written communication is made by a Participant or beneficiary, or the authorized representative of either, that is reasonably calculated to bring the claim to the attention of the Plan Administrator.

              If a claim is wholly or partially denied, notice of such decision shall be furnished to the claimant within 90 days after the receipt of the claim by the Plan Administrator. Such notice shall include:

              A.     The specific reason or reasons for the denial;

              B. Specific reference to pertinent Plan provisions on which denial is based;

              C. A description of any additional material or information necessary to perfect the claim and explanation of why such material or information is necessary; and

              D.     An explanation of the Plan's claim review procedure.

              Within 60 days from the receipt of the notice of denial, the claimant may appeal such denial to the Plan Administrator for a full and fair review. The review shall be instituted by the filing of a written request for review by the claimant or his authorized representative within the 60-day period stated above. A request for review shall be deemed filed as of the date of receipt of such written request by the Plan Administrator. The decision of the Plan Administrator shall be made not later than 60 days after the receipt of the request for review, unless special circumstances, such as the need to hold a hearing, require an extension of time, in which case decisions shall be rendered not later than 120 days after receipt of a request for review. The claimant, or his authorized representative, may review all pertinent documents, may submit issues and comments in writing, and may do such other appropriate things as the Plan Administrator may allow.

6.04          ADMINISTRATIVE DISCRETION

              The Committee shall have discretionary authority to determine eligibility for benefits, to construe the terms of the Plan, and to decide any and all matters arising under the Plan, including without limitation the right to remedy possible ambiguities, inconsistencies, or omissions by general rule or particular decision; provided that all such interpretations and decisions shall be applied in a uniform and nondiscriminatory manner to all Participants and beneficiaries who are similarly situated.

              To the extent that administrative powers or duties are properly delegated to the Plan Administrator or to any other individual or entity, such individual or entity shall have discretionary authority, as described in the preceding paragraph, to exercise such powers or duties.

                                  ARTICLE VII

                          RETIREMENT BENEFIT PAYMENTS


7.01          MANNER OF PAYMENT

              Retirement benefits shall normally be paid monthly. The first monthly payment of an Employee's retirement benefit shall be made as of his Benefit Commencement Date. Thereafter, the retirement benefit shall be payable monthly, but in no event shall a retirement benefit be payable after the date of the Participant's death, except to the extent that the form of payment elected by the Participant expressly provides for benefits to be paid after his death to his Surviving Spouse or other beneficiary.

7.02          SMALL AMOUNTS

              In the event that any monthly retirement benefit payable under the Plan would amount to less than $50.00, the Company may direct that such payments be made at such intervals as will make each payment amount to at least $50.00.

7.03          BENEFIT COMMENCEMENT DATES

              A. Except as provided in Section 3.08, above, no benefit shall be payable under the Plan to a Participant until such Participant reaches Normal Retirement Age, unless such Participant is eligible for and elects an earlier Benefit Commencement Date.

              B. A Former Employee's benefit under the Plan shall commence not later than 60 days after his Normal Retirement Date (or, if later, his Postponed Retirement Date), provided that the Former Employee has applied for the benefit on a form approved for this purpose by the Company.

7.04          MINIMUM REQUIRED DISTRIBUTIONS

              A. Notwithstanding any other Section of the Plan, the distribution of a Participant's benefit under the Plan shall commence not later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2, unless he is described in subsection B., below.

              B. If a Participant attained age 70 1/2 before January 1, 1988, and if he was not a 5% owner (as that term is defined in Section 416(i)(1)(B) of the Code) at any time after the end of the Plan Year in which he attained age 65 1/2, his benefit under the Plan shall commence not later than April 1 of the calendar year following the later of (1) the calendar year in which he attains age 70 1/2, or (2) the calendar year in which he retires from the Company.

              C. Unless the mode of distribution is a single payment, distributions will be made over a period not extending beyond the Participant's life or life expectancy, or the joint lives or life expectancies of the Participant and his beneficiary. If the Participant's entire benefit is to be distributed over a period longer than one (1) year, then the amount to be distributed each year shall be no less than the amount prescribed by the regulations under Section 401(a)(9) of the Code.

              D. If a Participant dies before his Benefit Commencement Date, his benefit shall be distributed in accordance with
                     Section 3.07 A., above.

              E. Benefits shall not be distributed pursuant to any schedule under the Plan unless the schedule satisfies the incidental benefit requirement at Section 401(a)(9)(G) of the Code and the regulation at Prop. Treas. Reg. Section 1.401(a)(9)-2.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS


8.01          NONDUPLICATION OF BENEFITS

              Notwithstanding any other provision of this Plan, there shall be no duplication of benefits under this Plan and/or any other qualified plan maintained by the Company, other than the Savings and Investment Plan for Management Employees of Dana Corporation.

8.02          MERGER, CONSOLIDATION OR TRANSFER

              This Plan may be merged or consolidated with, or its assets and liabilities may be transferred to, any other plan. Each Participant must receive a benefit immediately after such merger, consolidation, or transfer, if the transferee plan were then to terminate, that is equal to or greater than the benefits he would have received immediately prior to such merger, consolidation, or transfer if the Plan were to have terminated on such date.

8.03          EXCLUSIVE BENEFIT OF PARTICIPANTS

              Except as provided in Section 5.03 of the Plan, it shall be impossible at any time prior to satisfaction of all liabilities hereunder for contributions of the Company or any part of the Fund to revert to the Company or to be used for or diverted to any purpose other than the exclusive benefit of Participants and their beneficiaries and the payment of administrative expenses of the Plan.

8.04          CONSTRUCTION

              The headings in the Plan are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Pronouns and other words indicating masculine, feminine, or neuter gender shall be deemed to include other genders unless the context clearly indicates otherwise, and singular words shall include the plural in all cases where such meaning would be appropriate.

8.05          MAXIMUM LIMITATION ON BENEFIT AMOUNT

              A. In addition to any other limitation set forth in the Plan and notwithstanding any other provision of the Plan, in no event shall the annual amount of a Participant's accrued benefit (including any optional benefit) determined under the provisions of the Plan, together with the aggregate annual amount of such Participant's accrued benefits under all other defined benefit plans required to be aggregated with the Plan under the provisions of Section 415 of the Code, increase to an amount in excess of the maximum amount permitted under Section 415 of the Code. For purposes of applying the Section 415 limits to the Plan, a Participant's compensation shall be determined under the safe harbor definition in Treas. Reg. Section 1.415-2(d)(10), except that the Participant's compensation for this purpose shall also exclude taxable car allowances and taxable credits under a flexible benefits plan.

              B. The limitation imposed by this Section 8.05 shall be applied after taking into account (1) the transition rules prescribed in Section 1106(i) of the Tax Reform Act of 1986 (and any other transition rule that preserved the Participant's current accrued benefit under the Plan as of the effective date of an amendment to Section 415 of the
                     Code), and (2) any cost-of-living increase that may be taken into account pursuant to regulations or other guidance issued under Section 415(d) of the Code.

              C.     In the event that the limitations provided in this Section
                     8.05 become applicable to a Participant who is entitled to benefits under more than one defined benefit plan maintained by the Company, the benefits under such other plan or plans shall be reduced so that the benefits provided under such other plan or plans and the benefit provided under this Plan do not, in the aggregate, exceed the limitations provided in this Section.

              D. If the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction (as defined in Section 415(e) of the Code) exceeds 1.0 for a Plan Year (except to the extent permitted under regulations or other guidance promulgated by the Secretary of the Treasury or his designee), the Company shall cause the rate of benefit accrual under the Plan to be adjusted to the extent necessary to comply with the limitations of this Section 8.05.

8.06          FACILITY OF PAYMENT

              In the event that it shall be found that any person who may become entitled to a benefit under the Plan is unable to care for his affairs because of illness or accident, any payment due may be paid to his legal representative. Any such payment shall be a payment for the account of such person and shall completely discharge any liability of the Plan therefor. No heirs or personal representative of a deceased Participant or other payee shall have any claim to a benefit payable to such deceased Participant or other payee, except such as is payable under the terms of the Plan.

8.07          NONALIENATION OF BENEFITS

              A.     NONALIENATION RULE AND QDRO EXCEPTION.

                     1. The Plan shall not in any manner be liable for or subject to the debts or liabilities of any Participant or beneficiary. No right or benefit under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, or encumbrance of any kind, except to the extent permitted under Section 401(a)(13) of the Code and the regulations thereunder.

                     2. The nonalienation provisions of this Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant under a domestic relations order, unless such order is determined to be a qualified domestic relations order.

                     3. The terminology used in this Section 8.07 to describe the rules governing domestic relations orders shall have the same meaning as that used in
                            Section 206(d)(3) of ERISA and Section 414(p) of the Code.

              B.     GENERAL PROCEDURES FOR PROCESSING DOMESTIC RELATIONS
                     ORDERS.

                     1. Any domestic relations order shall be referred to the Plan Administrator or his designee within the Company (each referred to in this Section 8.07 as the Plan Administrator) as soon as it is received by the Plan. The Plan Administrator shall review the order and promptly notify the Participant and each alternate payee (at the address included in the domestic relations order) of the receipt of such order and of the Plan's procedures for determining the qualified status of domestic relations orders. Each alternate payee may designate in writing a representative to receive copies of notices that otherwise would be sent to the alternate payee with respect to the domestic relations order. The term "alternate payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by the domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to the Participant.

                     2. The Plan Administrator shall have full discretionary authority to interpret and apply domestic relations orders, ERISA Section 206(d)(3), and Code Section 414(p). This grant of authority shall be broadly construed and shall include the discretionary authority to interpret and apply ambiguous terms, and to supply missing terms reasonably necessary to a determination of the qualified status of a domestic relations order. Within a reasonable period after receipt of the order, the Plan Administrator shall determine whether the order is a qualified domestic relations order and shall notify the Participant and each alternate payee of the determination. In making the determination, the Plan Administrator may consult with and rely upon advisers.

                     3. Any dispute over the Plan Administrator's determination shall be resolved through the Plan's appeal procedure.

              C.     PROCEDURES FOR ANTICIPATED ORDERS.

                     1. The Plan Administrator shall not withhold or delay the payment of any benefit that is otherwise due to a Participant under the terms of the Plan at the oral or written request of any individual who is seeking a domestic relations order.

                     2. The Plan Administrator shall not withhold or delay the payment of any benefit that is otherwise due to a Participant under the terms of the Plan in response to a court order entered in a domestic relations proceeding unless the court order is a domestic relations order.

              D.     PROCEDURES FOR DETERMINATION PERIOD.

                     1. During any period in which the issue whether a domestic relations order is a qualified domestic relations order is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), the Plan Administrator shall maintain a separate bookkeeping account for the amounts (hereinafter referred to in this

                            Section as the "segregated amounts") that would have been payable to the alternate payee during such period, if the order had been determined to be a qualified domestic relations order. The segregated amounts shall remain segregated for a period not longer than 18 months, beginning with the date on which the first payment would be required to be made under the domestic relations order.

                     2. If, within the 18-month period described in paragraph 1., above, the order (or modification thereof) is determined to be a qualified domestic relations order, the Plan Administrator shall pay the segregated amounts (including any interest thereon) to the person or persons entitled thereto. The Plan shall credit the segregated amounts with interest in accordance with the interest rates and crediting rules that apply to the Participant's Earned Benefit Account under Section 3.01 C. and D. and Appendix H of the Plan.

                     3. If, within the 18-month period described in paragraph 1., above --

                            a. it is determined that the order is not a qualified domestic relations order, or

                            b. the issue as to whether such order is a qualified domestic relations order is not resolved,

                            the Plan Administrator shall pay the segregated amounts (including any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order.

                     4. If a determination that an order is a qualified domestic relations order is made after the close of the 18-month period described in paragraph 1., above, the determination shall be applied prospectively only.

              E.     PROCEDURES FOR PAYING AN ALTERNATE PAYEE'S BENEFIT.

                     1. An alternate payee may file a written election to commence payment of the amount that he is entitled to receive under a qualified domestic relations order. An alternate payee may select any Benefit Commencement Date that is permitted under the terms of the qualified domestic relations order, including a date that precedes the Participant's earliest retirement date under the Plan, provided that the Benefit Commencement Date (i) is not earlier than the date on which the Plan Administrator receives the alternate payee's written election, and (ii) is not later than the latest date on which the Participant's benefit under the Plan could commence.

                     2. An alternate payee may receive an immediate single-sum distribution under the terms of a qualified domestic relations order, provided that the order directs that the alternate payee's benefit be paid in a single sum and further stipulates that payment of the single sum shall be in full satisfaction of the alternate payee's right, title, and interest in the Plan.

8.08          EVIDENCE OF SURVIVAL

              The Company shall have the right to require satisfactory evidence that a Participant, joint annuitant or beneficiary is living on each and every date when a retirement benefit is due such person. In the absence of such evidence when required by the Company, the benefits otherwise due shall not be paid until such evidence shall have been received.

8.09          GOVERNING LAW

              The Plan and all rights thereunder shall be construed, regulated and administered under the Employee Retirement Income Security Act of 1974 insofar as it supersedes state laws. However, in any matter where said Act may not control, this Plan shall be construed, regulated and administered under the laws of Ohio, and the Trustee shall be liable to account only in the federal courts as provided by the Act or in the state courts of said state.

8.10          WITHHOLDING OF TAXES

              The Trustee may withhold, or require withholding, from any distribution that it is directed to make, such sum as the Trustee may reasonably estimate is necessary to cover any taxes for which the Trustee may be liable, which are, or may be, assessed with regard to such distribution or because of a Participant's or distributee's interest in the trust fund providing benefits under the Plan, including (but not by way of limitation) any federal or state estate or inheritance taxes for which the Trustee may be liable as a result of being deemed to be in possession of property of a Participant or a distributee (even if such liability is partly or wholly attributable to property that is unrelated to such trust fund). Upon discharge or settlement of such tax liability, the Trustee shall distribute the balance of such sum, if any, to the distributee from whose distribution it was withheld, or if such distributee is then deceased, to such other person as the Company shall direct. Prior to making any distribution hereunder, the Trustee may require such releases or other documents from any taxing authority, or may require such indemnity and surety bond, as the Trustee shall reasonably deem necessary for its protection.

                                   ARTICLE IX

                            AMENDMENT OR TERMINATION


9.01          PLAN AMENDMENT

              The Company reserves the right, at any time and from time to time, to amend in whole or in part, either retroactively or prospectively, any or all of the provisions of this Plan without the consent of any Participant or beneficiary hereunder. Such amendment shall be stated in an instrument executed by the Company, provided, however, that no amendment:

              A. Shall authorize, cause or permit part of the Fund (other than such part as is required to pay taxes or other administrative expenses) to be used for or diverted to purposes other than the exclusive benefit of Participants or their beneficiaries or estates, except as provided in
                     Section 5.03, above, or in Section 9.02, below.

              B. Shall have the effect of vesting in the Company any interest in or control over any part of the Fund, except as provided in Section 5.03, above, or in Section 9.02, below.

              C. Shall affect the rights, duties, or responsibilities of the Trustee and/or insurance company without its consent.

              D. Shall have any retroactive effect to deprive any Participant of his vested interest already accrued, save only that any such amendment may be made retroactive to the extent necessary to conform the Plan to mandatory provisions of applicable federal or state laws, regulations or rulings.

              The right to amend the Plan shall be exercised by the Board of Directors of Dana Corporation pursuant to a written resolution; provided, however, that either the Committee or the proper officer or officers of Dana Corporation (including the chairman of the Committee) may amend the Plan to the extent and in the manner expressly provided in the Plan or in a written resolution adopted by the Board of Directors. The adoption of any amendment to the Plan shall be a settlor function undertaken on behalf of Dana Corporation, and not a fiduciary function, even if the amendment is adopted by an individual or group that otherwise serves as a Plan fiduciary.

9.02          PLAN TERMINATION

              The Plan was established as a permanent program, and the Company expects to continue the Plan indefinitely. However, the Company reserves the right to terminate the Plan, in whole or in part, at any time by a resolution of the Board of Directors of Dana Corporation. In the event of the partial or complete termination of the Plan, the accrued benefit of any affected Participant shall become nonforfeitable to the extent then funded, except as otherwise required by Section 9.03, below.

              Upon the complete termination of the Plan, the assets then remaining under the Plan, after providing for the expenses of the Plan, shall be allocated (to the extent that they are sufficient) for the purpose of providing benefits that have accrued to Participants and their beneficiaries as of the date of such termination, in a manner that is not inconsistent with the order of precedence prescribed by Section 4044 of ERISA.

              Any assets remaining in the Fund because of variations in actual from expected actuarial requirements, after the complete satisfaction of all liabilities under the Plan in accordance with the preceding paragraph, shall revert to the Company.

9.03          TERMINATION AND PRE-TERMINATION RESTRICTIONS

              A. BENEFIT RESTRICTION ON TERMINATION. Upon the termination of the Plan pursuant to Section 9.02, the benefit of each highly compensated employee and each highly compensated former employee (both as defined in Section 414(q) of the Code) shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

              B.     BENEFIT RESTRICTION ON DISTRIBUTIONS.

                     1. The restrictions set forth in this subsection B. shall apply only to a Participant who is one of the 25 highly compensated employees and highly compensated former employees (both as defined in Section 414(q) of the Code) with the greatest compensation from the Company in the current or any prior year. A Participant described in the preceding sentence shall be referred to in this subsection B. as a "Restricted Employee."

                     2. Except as provided in paragraph 3., below, the benefits paid in any year to or on behalf of a Restricted Employee shall not exceed the maximum amount permitted under Treas. Reg. Section 1.401(a)(4)-5(b)(3) or any successor to that regulation, determined after taking into account any applicable exceptions. The portion of any scheduled benefit payment that exceeds the maximum amount described in the preceding sentence shall be referred to in this subsection B. as the "Restricted Amount."

                     3. The Plan shall distribute the Restricted Amount to or on behalf of a Restricted Employee if the Restricted Employee enters into an agreement to secure any necessary repayment to the Plan of the Restricted Amount, and the Plan Administrator determines that the agreement securing the Restricted Employee's repayment obligation is in all respects consistent with the escrow, bond, or letter of credit arrangements described in Rev. Rul. 92-76. The Plan Administrator may, in its sole discretion, determine which of the three permissible security arrangements the Restricted Employee shall use to secure the Restricted Employee's repayment obligation.

              C.     DURATION OF RESTRICTIONS.

                     1. The restrictions imposed under subsection B., above, on any scheduled benefit payment shall be removed, and any escrow or similar security arrangement with respect to the payment under subsection B. shall be released, in the first Plan Year in which the payment would not be restricted under Treas. Reg. Section 1.401(a)(4)-5(b) or any successor regulation.

                     2. This paragraph 2. shall apply to any benefit payment that was made (or was scheduled to be made) from the Plan before January 1, 1994, and that was subject to the pre-termination restrictions set forth in Treas. Reg. Section 1.401-4(c), as in effect at the time of the payment. The pre-termination restrictions imposed at the time of the payment shall be removed, and any escrow or similar security arrangement with respect to the payment that was required to comply with those restrictions shall be released, in the first Plan Year beginning on or after January 1, 1994, in which the payment would not be restricted under Treas. Reg. Section 1.401(a)(4)-5(b) and this Section 9.03 (or, if earlier, in the first Plan Year in which the distribution would no longer be restricted under Treas. Reg. Section 1.401-4(c)).

              D. INTERPRETATION. This Section 9.03 is intended, and shall be construed, solely to comply with the pre-termination restrictions in regulations under Section 401(a) of the Code: it shall not impose any limitation on the benefit of any Participant except to the extent necessary to satisfy the applicable pre-termination restrictions.

                                   ARTICLE X

                               CHANGE IN CONTROL


10.01         CHANGE IN CONTROL

              For purposes of the Plan, "Change in Control" means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934; provided that, without limitation, such a change in control shall be deemed to have occurred if and when (1) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of Dana Corporation representing twenty percent (20%) or more of the combined voting power of Dana Corporation's then outstanding securities or (2) during any period of 24 consecutive months, commencing before or after July 1, 1988, individuals who at the beginning of such 24-month period were directors of Dana Corporation cease for any reason to constitute at least a majority of the Board of Directors of Dana Corporation. Notwithstanding anything to the contrary in this Plan, the term "person" referred to in clause (1) above of this Section 10.01 shall not include within its meaning, and shall not be deemed to include, for any purpose of this Plan, any employee benefit plan (or related trust) sponsored or maintained by the Company.

10.02         BENEFITS IN THE EVENT OF A CHANGE IN CONTROL

              The following amendments to the Plan shall automatically become effective, without the need for any action by the Board of Directors of Dana Corporation, the Committee, or any other person or entity, as of the date on which a Change in Control occurs:

              A.     Section 1.01 D. shall be amended to read as follows:

                            "'EARNED BENEFIT ACCOUNT' means the sum of (1) the Employee's or Former Employee's Accrued Benefit Account, and (2) the Employee's or Former Employee's Future Service Account, and (3) the Employee's or Former Employee's Supplemental Benefit Account."

              B. The first paragraph of Section 3.01 D. shall be amended to read as follows:

                            "The Employee's or Former Employee's Earned Benefit Account shall equal the sum of (1) his Accrued Benefit Account plus (2) his Future Service Account plus (3) his Supplemental Benefit Account."

              C. In Section 6. A. of Appendix E (the definition of First Objective Benefit), the second sentence of paragraph
                     (a)(ii) shall be amended to read as follows:

                            "In no event, however, shall the amount determined in accordance with the preceding sentence exceed 0.59% of the Employee's Final Monthly Earnings (excluding any compensation not subject to FICA tax) at June 30, 1988, reduced in accordance with Treasury regulations if such Final Monthly Earnings exceed $1,309, multiplied by the number of years and fractional parts thereof of his projected Credited Service three years before his Normal Retirement Date (not in excess of 35) or, if less, his actual Credited Service at the time of a Change in Control."

10.03         AMENDMENT OR ELIMINATION OF CHANGE IN CONTROL PROVISIONS

              A. The Board of Directors of Dana Corporation reserves the right to amend, modify, suspend, or eliminate this Article X prior to the date on which a Change in Control occurs; provided, however, that any such amendment, modification, suspension, or elimination shall be null and void, even if it occurs prior to any Change in Control, if the amendment, modification, suspension, or elimination occurs after the time that a person described in clause (1) of
                     Section 10.01 has become the beneficial owner of securities of Dana Corporation representing five percent (5%) or more of the combined voting power of Dana Corporation's then outstanding voting securities.

              B. No other provision of the Plan shall be amended, modified, suspended, or eliminated, directly or indirectly, in a manner that would alter the meaning or operation of this
                     Article X or that would undermine or frustrate its purposes, on or after the date on which a Change in Control occurs or at any time at which this Article X could not be amended, modified, suspended, or eliminated.

                                   ARTICLE XI

                              TOP HEAVY PROVISIONS


11.01         GENERAL

              For any Plan Year beginning after 1983 for which this Plan is considered a Top-Heavy Plan, the requirements of this Article shall be met in accordance with Code Section 416, and the regulations thereunder, notwithstanding any other Plan provisions to the contrary.

11.02         VESTING

              Any Employee who is an active Participant in the Plan during a Plan Year in which the Plan is deemed to be Top-Heavy, or in any Plan Year after a Plan Year in which the Plan is Top-Heavy, who has completed at least two years of Vesting Service but who has not reached Normal Retirement Age, shall have a nonforfeitable right to a percentage of his accrued benefit determined under the following table:

                           YEARS OF
                        VESTING SERVICE                  NONFORFEITABLE %
                               2                                20
                               3                                40
                               4                                60
                           5 or more                            100

              Any benefit to which the Employee has a nonforfeitable right pursuant to the preceding sentence, may not become forfeitable at a subsequent date in the event the Plan later ceases to be Top-Heavy.

11.03         MINIMUM BENEFITS

              A. For any year in which this Plan is considered a Top-Heavy Plan, each active Participant who is a Non-Key Employee must derive an accrued benefit from Company contributions, when expressed as an "Annual Retirement Benefit," that is not less than the "Applicable Percentage" of the Participant's average Earnings for years in the "Testing Period." The minimum Annual Retirement Benefit shall be determined without taking into account a Participant's Social Security Benefit. If a Non-Key Employee is an active Participant both in this Plan and in any other defined benefit plan included in an Aggregation Group that is Top-Heavy, the minimum Annual Retirement Benefit described in this Section 11.03 shall be reduced by the amount of any minimum Annual Retirement Benefit provided under such other Plan.

              B. For purposes of this Section, the term "Applicable Percentage" shall mean the lesser of (1) 2% multiplied by the number of the Participant's years of Vesting Service with the Company (excluding years of Vesting Service completed in Plan Years beginning before January 1, 1984, and years of Vesting Service with respect to which the Plan was not a Top-Heavy Plan in the Plan Years ending during such years of Vesting Service) or (2) 20%; the term "Annual Retirement Benefit" shall mean a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at Normal Retirement Age; and the term "Testing Period" shall mean a period of consecutive years (not exceeding five) during which a Participant had the greatest aggregate Earnings from the Company, adjusted in accordance with Section 416(c)(1)(D) of the Code for years that are not taken into account in determining the Participant's Applicable Percentage.

              C. In any Plan Year in which a Non-Key Employee is an active Participant both in this Plan and in a defined contribution plan included in an Aggregation Group that is Top-Heavy, the Company shall not be required to provide such Non-Key Employee with both the full separate defined benefit plan minimum benefit and the full separate defined contribution plan minimum allocation. Instead, the Participant shall receive the minimum Annual Retirement Benefit described in subsection B., above, and the benefits provided under the defined contribution plan shall be taken into account in determining whether the minimum Annual Retirement Benefit under the Plan has been provided.

11.04         TOP-HEAVY DETERMINATION

              This Plan shall be deemed a "Top-Heavy Plan" with respect to any Plan Year in which, as of the Determination Date, the present value of cumulative accrued benefits under the Plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all Employees. For purposes of calculating the Top-Heavy Ratio described in the preceding sentence, the present value of an Employee's cumulative accrued benefits shall be determined as of the most recent Valuation
              Date. In determining the ratio of accrued benefits for Key Employees to accrued benefits for all other Employees, the Plan Administrator shall use procedures outlined in Section 416(g) of the Code, or in any regulations promulgated under that Section, both of which are incorporated herein by reference. All plans within the Aggregation Group shall be considered in determining whether this Plan is considered a Top-Heavy Plan.

11.05         LIMITATION ON CONTRIBUTIONS AND BENEFITS

              If for any Plan Year the Plan is a Top-Heavy Plan, then for purposes of the limitations on contributions and benefits under
              Section 415 of the Code, the dollar limitations in a Key Employee's Defined Benefit Plan Fraction and his Defined Contribution Plan Fraction shall be multiplied by 1.0, rather than by 1.25.

11.06         DEFINITIONS

              For purposes of this Section:

              A.     "Aggregation Group" means the following:

                     1. Each plan of the Company in which a Key Employee is a Participant;

                     2. Each other plan of the Company that enables the plan described in paragraph 1., above, to meet the nondiscrimination requirements of Section 401(a)(4) of the Code or the minimum participation requirements of Section 410 of the Code;

                     3. At the option of the Company, any other plan maintained by the Company as long as the expanded Aggregation Group including such plan (or plans) continues to satisfy the requirements of Section 401(a)(4) and 410 of the Code.

              B. "Determination Date" means with respect to any Plan Year the last day of the preceding Plan Year.

              C. "Key Employee" means any individual who, at any time during such Plan Year (or any of the four preceding Plan Years) is:

                     1. Any officer of the Company whose annual compensation exceeds 50 percent of the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Plan Year;

                     2. One of the ten persons employed by the Company owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in the Company. (In no event, however, shall an Employee be considered as one of the ten employees owning the largest interest in the Company if such employee earns less than the maximum dollar limitation provided under Section 415(c)(1)(A) of the Code, as in effect for the Plan Year in which the Determination Date falls);

                     3. Any person owning (or considered as owning within the meaning of Section 318 of the Code) more than five percent of the outstanding stock of the Company, or stock possessing more than five percent of the total combined voting power of such stock; or

                     4. Any person owning (or considered as owning within the meaning of Section 318 of the Code) more than one percent of the outstanding stock of the Company, or stock possessing more than one percent of the total combined voting power of such stock, and who has annual compensation of more than $150,000.

              D.     "Non-Key Employee" means any Employee who is not a Key
                      Employee.

              E. "Top-Heavy Ratio" means the percentage calculated in accordance with Section 11.04 of the Plan and Section 416(g)(2) of the Code.

              F. "Valuation Date" means the valuation date for minimum funding purposes under the Plan on or next preceding the Determination Date.

                                  ARTICLE XII

                      NORMAL, EARLY, AND ACCRUED BENEFITS


12.01         NORMAL RETIREMENT BENEFIT

              The normal form of benefit accruing under the Plan is the increasing annuity benefit described in Section 3.04 C., commencing at a Participant's Normal Retirement Date, in an amount described in this Section 12.01. The Accounts maintained in accordance with Section 3.01 represent the present value of such accrued benefits, determined in accordance with Section 12.04.

              The amount of the monthly Normal Retirement Benefit, payable for the lifetime of a Participant who retires on or after July 1, 1988, on his Normal Retirement Date, shall equal the sum of (1) the amounts accrued during each Plan Year, as described in A. below, and (2) the Accrued Benefit described in Appendix E, and
              (3) the Supplemental Benefit described in Appendix E. Such amounts shall be automatically increased each year, as described in B. below.

              A. The benefit accrued for the period from the Adoption Date through the end of the Plan Year in which the Adoption Date occurs shall be determined in accordance with Appendix E. For each Plan Year beginning after the Plan Year in which the Adoption Date occurs, an Employee shall accrue a benefit equal to the sum of (1) the applicable rate from the following table times the Employee's Earnings received while an active Participant during such Plan Year, and (2) such rate times the excess of such Earnings over 1/4th of the maximum Social Security taxable wage base for such Plan Year. However, if the Employee will not have completed 31 full years of Credited Service at the end of the Plan Year in which he will attain age 65 (assuming that he is continuously employed by the Company after the end of the Plan Year in which the benefit described in this paragraph A. accrues), the Employee's rate of benefit accrual shall be reduced 5% per year (compounded annually) for each year that the Employee's full years of Credited Service at the end of the Plan Year in which he will attain age 65 will be less than 31 years.

                     N is the number of full years of Credited Service at the beginning of the Plan Year.

                       N         BENEFIT ACCRUAL RATE             N             BENEFIT ACCRUAL RATE
                       -         --------------------             -             --------------------
                       0           0.000341205976986             15               0.000339193545062
                       1           0.000324958073320             16               0.000323041470487
                       2           0.000309483879352             17               0.000307658544274
                       3           0.000294746551764             18               0.000293008137404
                       4           0.000280711001680             19               0.000279055368956

                       5           0.000338635494090             20               0.000342925184585
                       6           0.000322509994371             21               0.000326595413890
                       7           0.000307152375592             22               0.000311043251324
                       8           0.000292526071992             23               0.000296231667928
                       9           0.000278596259040             24               0.000282125398026

                       10          0.000349118119098             25               0.000335863569079
                       11          0.000332493446760             26               0.000319870065789
                       12          0.000316660425486             27               0.000304638157895
                       13          0.000301581357605             28               0.000290131578947
                       14          0.000287220340577             29               0.000276315789474

                                                                 30               0.000336842105263
                                                              or more

              B. The increases in an Employee's or Former Employee's Earned Benefit (and in the Supplemental Benefit that could accrue in the future) during the Transition Period shall be determined in accordance with Appendix E. On the last day of each Plan Year ending after the Transition Period, each Employee's or Former Employee's Earned Benefit as of the beginning of the Plan Year (and the Supplemental Benefit that could accrue in the future) shall be increased by a cost-of-living escalator percentage for such Plan Year. The applicable percentage for the Plan Year shall be as indicated in Appendix H. Except as provided in Section
                     3.03 B., no benefit described in Section 12.01 A. shall be increased during the Plan Year in which it is accrued. In addition, no benefit described in this Section 12 shall be increased after the Benefit Commencement Date for any portion of such benefit.

                     The Committee may increase the applicable escalator percentage for any

                     Plan Year by adopting a written resolution that adds the increased percentage to the table in Appendix H.

              C.     An Employee shall not accrue any benefits under Section
                     12.01 A., above, with respect to the Plan Year in which he is first employed by the Company. An individual shall not accrue any benefits under Section 12.01 A., above, with respect to any Plan Year unless the individual is, at some time during such Plan Year, either an Employee or an individual described in Section 3.02. An individual who is otherwise eligible to accrue benefits under Section
                     12.01 A., above, with respect to a Plan Year shall not fail to accrue such benefits solely because he completes less than 1,000 Hours of Service in that Plan Year.

              D. The amount of the monthly Normal Retirement Benefit shall not be less than the greatest monthly Early Retirement Benefit to which the Employee would have been entitled had he retired in accordance with Section 2.04 before his Normal Retirement Date.

12.02         EARLY RETIREMENT BENEFIT

              The amount of the monthly Early Retirement Benefit payable for the lifetime of an Employee who retires on or after the Adoption Date on his Early Retirement Date shall equal the retirement benefit described in Section 12.01, actuarially reduced by multiplying it by the ratio of 190 to the factor indicated in Appendix C.

12.03         POSTPONED RETIREMENT BENEFIT

              The amount of the monthly Postponed Retirement Benefit payable for the lifetime of an Employee who retires on or after the Adoption Date shall equal the retirement benefit described in
              Section 12.01, actuarially increased by multiplying it by the ratio of 190 to the factor indicated in Appendix C.

12.04         PRESENT VALUE OF ACCRUED BENEFITS

              The present value of the monthly annuity benefit described in
              Section 12.01 shall equal 190 times such benefit, except that any benefit described in Section 12.01 A. shall be discounted 5% per year (compounded annually) for each year that the lump-sum payment date precedes the earlier of (a) the end of the Plan Year in which the Participant will complete 31 full years of Credited Service (assuming continuous employment by the Company after the Plan Year in which such benefit was accrued) and (b) the end of the Plan Year in which the Participant will attain age 65.

              In no event, however, shall such lump-sum amount be less than the present value of such retirement benefit, based on the factors indicated in Appendix C and the assumption that the Consumer Price Index will increase 4% per year.

              The lump-sum payment as of any date within a Plan Year shall be determined by straight line interpolation between the lump-sum payment that would be made at the beginning and the end of the Plan Year, except for benefits accrued during that Plan Year, with respect to which the lump-sum payment shall be the amount that would be payable at the end of such Plan Year.

                                  ARTICLE XIII

                          RETIREE BENEFIT IMPROVEMENTS


13.01         OCTOBER 1, 1990, IMPROVEMENT

              Effective October 1, 1990, the monthly basic benefits (excluding Temporary and Medicare Benefits) shall be increased by six percent (6%) for Retired Employees who retired after December 31, 1984, and before January 1, 1988. In addition, and also effective October 1, 1990, the monthly benefits (excluding Temporary and Medicare Benefits) shall be increased six percent (6%) for beneficiaries of deceased Retired Employees who retired after December 31, 1984, and before January 1, 1988, and for Surviving Spouses of Employees whose benefits commenced during that period.

              Also effective October 1, 1990, the monthly basic benefits (excluding Temporary and Medicare Benefits) shall be increased by ten percent (10%) for Retired Employees who retired before January 1, 1985. In addition, and also effective October 1, 1990, the monthly benefits (excluding Temporary and Medicare Benefits) shall be increased ten percent (10%) for beneficiaries of deceased Retired Employees who retired before January 1, 1985, and for Surviving Spouses of Employees whose benefits commenced prior to January 1, 1985.

              The increases described in this Section 13.01 shall not be payable to:

              A. Former Employees with deferred vested rights under the Plan and employees with a deferred vested right under a Merged Plan; or

              B. Any Retired Employee, beneficiary, or Surviving Spouse who elected or received a lump sum option under the Plan or under a Merged Plan.

              For purposes of this Section 13.01, the term "Retired Employee" means any person who at the time he retired was covered under the Dana Corporation Retirement Income Plan (001), or under any Merged Plan (as defined in the following paragraph), but excludes former employees who at the time they terminated employment were eligible to receive a deferred vested monthly retirement benefit under the Dana Corporation Retirement Income Plan (001), or under any Merged Plan.

              For purposes of this Section 13.01, and for no other purpose under the Plan, the term "Merged Plan" shall mean each of the plans listed below that were merged with the Dana Corporation Retirement Plan (001):

                     Industrial Power Transmission Division, Dana Corporation Hourly Production Employees Pension Plan (031)

                     Dana Corporation Weatherhead Division Pension Plan for Salaried Employees (037)

                     The Dana Corporation Hyco Division Retirement Income Plan
                     (039)

                     The Dana Corporation Weatherhead Division General Pension Plan (041)

                     Gresen Manufacturing Division Management Pension Plan (046)

                     The Dana Corporation Retirement Plan for Salaried Employees of Boston Industrial Products Division (047)

                     The Retirement Plan for Management Employees of Racine Hydraulics Division, Dana Corporation (053)

                     Dana Corporation Pension Plan for Hourly Employees of the Racine Hydraulics Division - Sarasota Operations (055)

                     Tyrone Salaried Pension Plan (059)

                     Warner Electric Brake & Clutch Company Uniform Salaried Employees Retirement Plan (065)

                     PSI Hourly Employees' Pension Plan (067)

                     Alcoils Hourly Employees' Pension Plan (068)

                     Marengo Hourly Employees' Pension Plan (069)

              IN WITNESS WHEREOF, Dana Corporation has adopted this amended and restated plan document, including the amended and restated appendices to the Plan, on this 13 day of December, 1994.




                              For Dana Corporation


                              Robert C. Richter
                              -------------------------------------
                              Robert C. Richter
                              Chairman, Investment Committee


Witness:


Mark A. Smith Jr.
- -------------------------------------

                              THE DANA CORPORATION

                                RETIREMENT PLAN

                                   APPENDIX E

                            AS AMENDED AND RESTATED
                           EFFECTIVE JANUARY 1, 1994

                      THE DANA CORPORATION RETIREMENT PLAN

                                   APPENDIX E
                                TRANSITION RULES

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
              PART I.       PROVISIONS APPLICABLE TO PARTICIPANTS
                            IN THE PLAN AS OF JUNE 30, 1988                                1

                             1.    Eligible Employees                                      1
                             2.    Adoption Date                                           1
                             3.    Participating Employers                                 1
                             4.    Accrued Benefit; Accrued                                2
                                   Benefit Account
                             5.    Supplemental Benefit;                                   2
                                   Supplemental Benefit Account
                             6.    First Objective Benefit                                 3

                                   A.      Definitions                                     3
                                   B.      Assumptions                                     4

                             7.    Second Objective Benefit                                4
                             8.    Third Objective Benefit                                 4
                             9.    Compensation Limit                                      5
                            10.    Future Service Accounts                                 6
                            11.    Interest Credits During                                 6
                                   Transition Period
                            12.    Earned Benefit; Earned Benefit                          6
                                   Account
                            13.    Ancillary Benefit Account                               7
                            14.    No Reduction in Benefits                                7
                            15.    Transfers From Certain Plans                            8
                            16.    Persons With Service Under                             11
                                   Certain Plans Before
                                   July 1, 1988
                            17.    Former Participants Rejoining                          12
                                   the Plan
                            18.    Certain Disabled Employees                             13
                            19.    Section 12.01 A. Accruals                              13


                            20.     Section 12.01 B. Cost-of Living                             13
                                    Increases During Transition Period

PART II.             PROVISIONS APPLICABLE TO MERGED PLANS
                     AND EMPLOYERS ADOPTING THE PLAN AFTER 1988                                 14

SUBPART II(A):       UNIFORM PROVISIONS                                                         14

                             1.    General                                                      14
                             2.    Adoption Date; Participating                                 14
                                   Employers
                             3.    Merged Plans                                                 16
                             4.    Compensation Limit                                           17
                             5.    Future Service Accounts                                      18
                             6.    Interest Credits During                                      18
                                   Transition Period
                             7.    Earned Benefit; Earned                                       19
                                   Benefit Account
                             8.    Ancillary Benefit Account                                    19
                             9.    Former Participants in                                       19
                                   Merged Plans
                            10.    Certain Transferred Employees                                20
                            11.    Certain Disabled Employees                                   21
                            12.    Section 12.01 A. Accruals                                    21
                            13.    Section 12.01 B. Cost-of-Living                              21
                                   Increases During Transition Period
                            14.    Vesting Service                                              22
                            15.    Actuarial Assumptions                                        22

              SUBPART II(B):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE RACINE SALARIED PLAN                                  24

              SUBPART II(C):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE SPICER SALARIED PLAN                                  30

              SUBPART II(D):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE BIP PLAN                                              31

              SUBPART II(E):       PROVISIONS APPLICABLE TO BIP EMPLOYEES
                                   IN THE EVERFLEX PLAN                                         34

              SUBPART II(F):       PROVISIONS APPLICABLE TO
                                   CALHOUN, GEORGIA, EMPLOYEES                                  36

              SUBPART II(G):       PROVISIONS APPLICABLE TO
                                   COLUMBIA, MISSOURI EMPLOYEES                                 38



              SUBPART II(H):       PROVISIONS APPLICABLE TO
                                   COLUMBIA, SOUTH CAROLINA, EMPLOYEES                              40

              SUBPART II(I):       PROVISIONS APPLICABLE TO
                                   PARTICIPANTS IN THE HYCO SALARIED PLAN                           41

              SUBPART II(J):       PROVISIONS APPLICABLE TO
                                   FREDERICKTOWN, OHIO, EMPLOYEES                                   46

              SUBPART II(K):       PROVISIONS APPLICABLE TO
                                   RUSSELLVILLE, ARKANSAS, EMPLOYEES                                47

              SUBPART II(L):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE WEATHERHEAD GENERAL PLAN                                  48

              SUBPART II(M):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE WEATHERHEAD SALARIED PLAN                                 50

              SUBPART II(N):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE SARASOTA HOURLY PLAN                                      55

              SUBPART II(O):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE TYRONE SALARIED PLAN                                      57

              SUBPART II(P):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE GRESEN SALARIED PLAN                                      62

              SUBPART II(Q):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE HEIL SALARIED PLAN                                        67

              SUBPART II(R):       PROVISIONS APPLICABLE TO
                                   ARAB, ALABAMA, EMPLOYEES                                         70

              SUBPART II(S):       PROVISIONS APPLICABLE TO CERTAIN
                                   EMPLOYEES OF THE MOBILE FLUID
                                   PRODUCTS DIVISION                                                72

              SUBPART II(T):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE WARNER UNIFORM SALARIED PLAN                              74

              SUBPART II(U):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE PSI HOURLY PLAN                                           80

              SUBPART II(V):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE ALCOILS HOURLY PLAN                                       83


              SUBPART II(W):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE MARENGO HOURLY PLAN                                       86

              SUBPART II(X):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE IPTD PENSION PLAN                                         90

              SUBPART II(Y):       PROVISIONS APPLICABLE TO PARTICIPANTS
                                   IN THE WCT RETIREMENT PLAN                                       93

              SUBPART II(Z):       PROVISIONS APPLICABLE TO
                                   HOPKINSVILLE, KENTUCKY, EMPLOYEES                                95

              SUBPART II(AA):      PROVISIONS APPLICABLE TO
                                   LUGOFF, SOUTH CAROLINA, EMPLOYEES                                96

              SUBPART II(BB):      PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                   OF THE PERFECT CIRCLE DIVISION'S
                                   HASTINGS, NEBRASKA, FACILITY                                     97

              PART III.            PROVISIONS APPLICABLE TO PARTICIPANTS AFFECTED
                                   BY THE SALE OF WILLIAMS AIR CONTROLS                             99

                                   APPENDIX E

                                TRANSITION RULES

PART I.       PROVISIONS APPLICABLE TO PARTICIPANTS IN THE PLAN
                     AS OF JUNE 30, 1988

1.            ELIGIBLE EMPLOYEES

              The special provisions in this Part I of Appendix E shall apply to any individual who had an undistributed accrued benefit under the Plan as of June 30, 1988, and who is an Employee on July 1, 1988. If an individual had an undistributed accrued benefit under the Plan as of June 30, 1988, and such individual becomes an Employee after July 1, 1988, the special provisions in this Part I shall apply to such individual in the manner prescribed by Section 17 of
              Part I, below.

              If an individual transferred out of the Plan before July 1, 1988, and if the individual works for Dana Corporation on July 1, 1988, but is not an Employee on or after July 1, 1988, the special provisions of this Part I (other than Sections 10 and 13 of this Part I) shall apply to such individual, with the following modifications:

              (i) In determining the individual's Supplemental Benefit Account under Section 5 hereof, paragraph 5(c) shall be disregarded; and

              (ii) In determining the individual's First Objective Benefit under Section 6 A. hereof, each calculation shall be based on the individual's Credited Service as of July 1, 1988, rather than on his projected Credited Service three years before his Normal Retirement Date.

              An individual shall not be eligible for any benefit under this
              Part I unless he is described in this Section 1.

2.            ADOPTION DATE

              The Adoption Date with respect to individuals described in this
              Part I shall be July 1, 1988.

3.            PARTICIPATING EMPLOYERS

              Any facility of a division, subsidiary, or affiliate of Dana Corporation (other than a foreign affiliate described in Appendix
              F) whose employees were eligible to accrue benefits under the Plan as of June 30, 1988, shall be deemed to be an Employer for purposes of the Plan. A facility whose employees were not eligible to accrue benefits under the Plan as of June 30, 1988, shall not be deemed to be an Employer for purposes of this Part I.

4.            ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

              Each Employee's Accrued Benefit Account as of July 1, 1988, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal the greater of (a) or (b), where Final Monthly Earnings, Primary Social Security Benefit and Credited Service are as defined in the Plan as in effect on June 30, 1988:

              (a)    The excess of (i) over (ii):

                     (i) 1.6% of the Employee's Final Monthly Earnings at June 30, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at June 30, 1988, discounted 7% per year (compounded annually) for each year that July 1, 1988, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths.

                     (ii) 2.0% of the Employee's Primary Social Security Benefit at June 30, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at June 30, 1988 (not in excess of
                            25), discounted 7% per year (compounded annually) for each year that July 1, 1988, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths.

              (b) $15.00, multiplied by the number of years and fractional parts thereof of his Credited Service at June 30, 1988, discounted 7% per year (compounded annually) for each year that July 1, 1988, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths.

5.            SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

              Each Employee's Supplemental Benefit Account as of July 1, 1988, shall equal the greatest of (1) the excess of (a) over the sum of
              (b) and (c), or (2) the excess of (d) over (b), or (3) the excess of (e) over (b):

             (a)    190 times the First Objective Benefit described below.

             (b)    190 times the Accrued Benefit as of July 1, 1988.

             (c) the sum of the credits expected to be made in accordance with Section 3.01 B. from July 1, 1988, until three years before the Employee's Normal Retirement Date, discounted 7% per year (compounded annually) from the date each such credit is expected to be made to July 1, 1988, using the assumptions described in Section 6. B. of this Part I.

             (d)    190 times the Second Objective Benefit described below.

             (e)    190 times the Third Objective Benefit described below.

             Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after July 1, 1988, to the number of years and months from July 1, 1991, to the Employee's Normal Retirement Date.

             If an Employee has reached age 62 on or before July 1, 1988, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

6.           FIRST OBJECTIVE BENEFIT

             A.     DEFINITIONS

             Each Employee's First Objective Benefit shall equal the greater of
             (a) or (b), where Final Monthly Earnings, Primary Social Security Benefit and Credited Service are as defined in the Plan as in effect on June 30, 1988:

             (a)    The excess of (i) over (ii):

                    (i) 1.6% of the Employee's projected Final Monthly Earnings three years before his Normal Retirement Date, multiplied by the number of years and fractional parts thereof of his projected Credited Service three years before his Normal Retirement Date, discounted 7% per year (compounded annually) for each year that July 1, 1991, precedes the Employee's Normal Retirement Date, multiplied by 91.553/190ths and, unless the Employee was age 45 or older and an active participant in the Plan on December

                           31, 1983, multiplied by 85%.

                    (ii) 2.0% of the Employee's projected Primary Social Security Benefit three years before his Normal Retirement Date, multiplied by the number of years and fractional parts thereof of his projected Credited Service three years before his Normal Retirement Date (not in excess of 25), discounted 7% per year (compounded annually) for each year that July 1, 1991, precedes the Employee's Normal Retirement Date, multiplied by 91.553/190ths and, unless the Employee was age 45 or older and an active participant in the Plan on December 31, 1983, multiplied by 85%.

              (b) $15.00, multiplied by the number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date, discounted 7% per year (compounded annually) for each year that July 1, 1991, precedes the Employee's Normal Retirement Date, multiplied by 91.553/190ths and, unless the Employee was age 45 or older and an active participant in the Plan on December 31, 1983, multiplied by 85%.

              B.     ASSUMPTIONS

              For purposes of determining the Employee's First Objective Benefit, the Employee's projected Final Monthly Earnings and projected Primary Social Security Benefit shall be determined assuming:

              (a) The Employee's 1988 Earnings will equal the greatest of (1) his basic salary for the period January 1, 1988, to June 30, 1988, annualized, plus the excess of his Earnings over his basic salary for such period, (2) 105% of his 1987 Earnings, and (3) 110% of his 1986 Earnings.

              (b) his Earnings for subsequent years increase at the rate of 5.0% per year.

              (c) Earnings for any part of a year will be a pro rata part of the projected earnings for the entire year.

              (d) his previous Earnings increased at a rate of 6% per year, and were of such amounts that the Employee's average Earnings for 1985 to 1987 equal his Final Monthly Earnings as of June 30, 1988; the maximum taxable Social Security wage bases after 1988 increase at the rate of 4.0% per year; and increases in Social

                     Security benefits on account of changes in the Consumer Price Index are at the rate of 3.5% per year.

7.            SECOND OBJECTIVE BENEFIT

              Each Employee's Second Objective Benefit shall be the same as his First Objective Benefit, except that:

              (a) his Credited Service shall be as of June 30, 1988, rather than projected to three years before his Normal Retirement Date.

              (b) his Earnings for years after 1988 shall be assumed to increase at the rate of 4.5% per year.

              (c) the maximum taxable Social Security wage bases after 1988 shall be assumed to increase at the rate of 3.5% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index are at the rate of 3.0% per year.

8.            THIRD OBJECTIVE BENEFIT

              Each Employee's Third Objective Benefit shall be the same as his Second Objective Benefit, except that:

              (a) it shall be based on his projected Final Monthly Earnings at Normal Retirement Date and projected Primary Social Security Benefit at Normal Retirement Date.

              (b) the 7% discount shall be applied for each year that July 1, 1988, precedes his Normal Retirement Date.

              (c) the fraction 86.037/190ths shall be substituted for the fraction 91.553/190ths.

9.            COMPENSATION LIMIT

              A. $200,000 COMPENSATION LIMIT. If an Employee's Earnings exceed $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code) for any Plan Year (including Plan Years commencing before July 1, 1988), his Accrued Benefit, Accrued Benefit Account, Supplemental Benefit, and Supplemental Benefit Account shall be determined without regard to any Earnings or projected Earnings in excess of

                     $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code).

              B.     $150,000 COMPENSATION LIMIT.

                     (a) If an Employee's Supplemental Benefit and Supplemental Benefit Account at December 31, 1993, are based on 1988 Earnings (as defined in paragraph
                            (a) of Section 6. B.) that exceeded $150,000, the Employee's Supplemental Benefit and Supplemental Benefit Account shall be recalculated as if his 1988 Earnings had been limited to $150,000. On and after January 1, 1994, the Employee's Credited Service ratio shall be applied to his recalculated Supplemental Benefit and Supplemental Benefit Account in order to determine the portion of his Supplemental Benefit and Supplemental Benefit Account that the Employee earns in Plan Years beginning after 1993.

                     (b) In no event shall the recalculation of the Employee's Supplemental Benefit and Supplemental Benefit Account to reflect the $150,000 compensation limit reduce the Employee's Earned Benefit and Earned Benefit Account below the amount that the Employee had accrued as of December 31, 1993.

                     (c) The recalculated Supplemental Benefit and Supplemental Benefit Account described in paragraph
                            (a) shall be credited with percentage increases under the regular provisions of Appendix H. The Supplemental Benefit and Supplemental Benefit Account that the Employee had earned at the end of 1993, as described in paragraph (b), shall be credited with percentage increases under the two-tier method described in Appendix H for benefits affected by the $150,000 limit. The Employee's Supplemental Benefit and Supplemental Benefit Account shall be the larger of the two amounts calculated in accordance with the preceding two sentences.

                     (d) If an Employee's Supplemental Benefit and Supplemental Benefit Account at December 31, 1993, are not based on 1988 Earnings that exceeded $150,000, the Employee's Supplemental Benefit and Supplemental Benefit Account shall continue to be calculated under the regular provisions of the Plan and Appendix E, without regard to this Section 9.B.

10.           FUTURE SERVICE ACCOUNTS

              At December 31, 1988, the Employee's Future Service Account shall be established equal to the percentage, determined in accordance with the table in Section 3.01 B., of the Employee's Earnings during the period July 1, 1988, to December 31, 1988, except that
              (i) the percentage in the second column shall apply to Earnings up to $5,625 (1/8th of the maximum Social Security taxable wage base for 1988), (ii) the percentage in the third column shall apply to Earnings in excess of $5,625, and (iii) Credited Service shall be determined as of July 1, 1988. Notwithstanding Section 3.01 B., such an Account shall be established for any Employee first hired by the Company before July 1, 1988, provided that the Employee is an active Participant in the Plan on July 1, 1988.

              The credits described in Section 3.01 B. shall be applicable for the 1989 and subsequent Plan Years.

11.           INTEREST CREDITS DURING TRANSITION PERIOD

              For purposes of this Part I of Appendix E, the "Transition Period" shall be the period from July 1, 1988, through December 31, 1989. Interest credits during such Transition Period shall be determined as follows:

              Section 3.01 C. notwithstanding, at December 31, 1988, an Employee's or Former Employee's Accrued Benefit Account and Supplemental Benefit Account shall be increased by 3.5% of the account balance at July 1, 1988; and at December 31, 1989, such accounts, and the Employee's or Former Employee's Future Service Account, shall be increased by 7.0% of the account balance at January 1, 1989.

              The increases described in Section 3.01 C. shall be applicable for the 1990 and subsequent Plan Years.

12.           EARNED BENEFIT; EARNED BENEFIT ACCOUNT

              Except as otherwise provided in Section 10.02, the Employee's or Former Employee's Earned Benefit Account shall equal the sum of
              (1) his Accrued Benefit Account plus (2) his Future Service Account plus (3) the product of (a) his Supplemental Benefit Account, if any, times (b) the ratio (not to exceed 1.0) of his Credited Service after July 1, 1988, to the number of years and months from July 1, 1991, to the Employee's Normal Retirement Date.

13.           ANCILLARY BENEFIT ACCOUNT

              An Ancillary Benefit Account shall be established for each Participant who is an Employee as of July 1, 1988, equal to $2,134 discounted by 7% per year (compounded annually) for each year that July 1, 1988, precedes the Participant's Normal Retirement Date. Such Ancillary Benefit Account shall be increased at the end of each Plan Year in the manner described in Section 3.01 C.

              The Ancillary Benefit Account shall be added to the Participant's Earned Benefit Account and paid in the form applicable to such Earned Benefit Account upon the death of the Participant with a Surviving Spouse, or upon the Participant's retirement on his Normal, Early, or Postponed Retirement Date, provided that the Participant or Surviving Spouse demonstrates to the Company that he has paid, or will in the future continue to pay, the Medicare Part B premium.

              No Ancillary Benefit Account shall be payable with respect to a Participant who terminates his employment with the Company (other than by his death with a Surviving Spouse) prior to the earliest of his Normal, Early, or Postponed Retirement Date.

14.           NO REDUCTION IN BENEFITS

              If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Plan in effect as of June 30, 1988 (without regard to amendments that are effective after June 30, 1988), based on the Participant's Credited Service, Final Monthly Earnings, and Primary Social Security Benefit as of June 30, 1988, and his Vesting Service as of the date of termination or retirement.

              If a Participant retires on or before July 1, 1993, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Plan in effect as of June 30, 1988, based on the Participant's Credited Service, Final Monthly Earnings, and Primary Social Security Benefit as of the Employee's retirement date. Such amount shall be determined without regard to amendments that are effective after June 30, 1988, except that:

              A. effective January 1, 1989, no Earnings in excess of $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code) shall be taken into account, and

              B. effective July 1, 1988, the value of any Temporary Retirement Benefit shall equal at least 50% of the value of such Temporary Retirement Benefit were it payable through the month in which the Participant attains age 65, and

              C. effective May 1, 1989, for any Participant who, except for age, would have been eligible for a Temporary Retirement Benefit, a monthly Temporary Retirement Benefit shall be payable through the month in which the Participant attains age 65. Such benefit amount shall equal the Participant's Social Security offset calculated pursuant to Section 3.01
                     A. of the Plan (as in effect on June 30, 1988) and reduced, if applicable, for early retirement.

              If the Participant's level annuity benefit would be increased by the preceding portions of this Section 14, the Participant's increasing annuity benefit provided under Section 3.04 C. of the Plan shall be increased by the same percentage.

              If a Participant is eligible to retire on July 1, 1993, but retires after July 1, 1993, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on July 1, 1993, plus (b) increases thereon from July 1, 1993, at the rate described in Section 3.01
              C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

              This Section 14 shall also apply to a transferred employee who is described in the second paragraph of Section 1; but Section 14 shall not apply to any individual who was not employed by the Company on July 1, 1988.

15.           TRANSFERS FROM CERTAIN PLANS

              A. This subsection A. of Section 15 shall apply to any Employee who was transferred, before July 1, 1988, from a position covered by a Company pension plan listed in subsection B., below, to a position covered by the Plan. This subsection A. shall apply only with respect to a Company pension plan listed in subsection B., below (the "transferor plan") in which the Employee participated immediately before he became a participant in the Plan; this subsection A. shall not apply with respect to any plan in which the Employee participated before he became a participant in the transferor plan. For purposes of determining such Employee's

                     Accrued Benefit, Accrued Benefit Account, Supplemental Benefit, and Supplemental Benefit Account, Credited Service shall include all service credited under the transferor plan with respect to which a benefit is payable from such plan.

                     An Employee described in this subsection A. shall receive from the transferor plan any benefit that accrued before July 1, 1988, and to which he is entitled under such plan, and his benefit under the Plan shall be the excess of (1) the benefit otherwise payable pursuant to the Plan, over
                     (2) the corresponding benefit (if any) that accrued before July 1, 1988, under the transferor plan.

              B. Subsection A of this Section 15 shall apply to the following Company pension plans:

                     003    Dana - U.A.W. Pension Agreement

                     004    Dana Corporation Pension Plan for Spicer Axle
                             Employees of Local No. 903, A.I.W., Fort Wayne, Indiana

                     005    Dana - A.I.W. Pension Agreement

                     006    Dana Corporation Pension Plan for Members of Local
                             Union No. 3733 United Steelworkers of America (AFL-
                             CIO)

                            Parish Division - Reading Plant

                     007    Pension Agreement Between Dana Corporation - Perfect
                             Circle Division and United Steelworkers of America, Local 2754

                     008    Dana Corporation Pension Plan for Members of Local
                             No. 4206 United Steelworkers of America (AFL-CIO), Pueblo Piston Plant, Perfect Circle Division

                     010    Dana Corporation Distribution Center and Victor Seal
                             Division Churubusco Pension Plan for Hourly- Paid Employees at the Churubusco, Indiana, Plants

                     013    Dana Corporation Victor Products Division Chicago
                             Plant U.A.W. Local 1648 Pension Agreement

                     015    Dana Corporation Victor Products Division Pension
                             Plan
                             for Hourly Paid Employees at the Robinson, Illinois Plant

                     026    Dana Corporation Pension Plan for Members of Local
                             No. 1355 U.A.W., Hillsdale Production & Maintenance Unit

                     028    Supplemental Agreement Retirement Plan for Plant
                             Guards Dana Corporation Midwest Frame Division, Ecorse Plant & International Union United Plant Guard Workers of America Local No. 114

                     029    Dana Corporation Pension Plan for Members of Local
                             No. 644 U.A.W., Berwick Production & Maintenance
                             Unit

                     032    Dana Corporation Pension Plan for Members of Local
                             No. 1897, U.A.W., Havana Production and Maintenance Unit

                     033    Dana Corporation Pension Plan for Employees of Local
                             No. 125, U.A.W., Plymouth, Minnesota

                     034    Dana Corporation Pension Plan for Spicer Axle
                             Employees of Local No. 1405, U.A.W., Syracuse, Indiana

              C. This subsection C. of Section 15 shall apply to an Employee or former Employee who meets both of the following requirements:

                     i. The Employee or former Employee was transferred, before June 14, 1992, from a position covered by the Dana Corporation Pension Plan for Spicer Axle Employees of Local No. 903, A.I.W., Fort Wayne, Indiana ("Plan 004") to a position covered by the Plan at a facility where the Employee had seniority under the collective bargaining agreement between the Company and Local No. 903, A.I.W.; and

                     ii. The Employee or former Employee either (a) was still an active Participant in the Plan on June 13, 1992, or (b) had terminated employment with the Company before June 14, 1992, while he was an active Participant in the Plan.

                     If an individual is covered by this subsection C. under the rules set forth above, the credited service that the individual had earned under Plan 004 before he was transferred to the Plan shall be recognized for all purposes as Credited Service under the Plan (as in effect on the date of the individual's transfer). Accordingly, if the individual was an Employee on July 1, 1988, the credited service that the individual had earned under Plan 004 shall be taken into account for purposes of determining his Accrued Benefit, Accrued Benefit Account, Supplemental Benefit, and Supplemental Benefit Account under the Plan (as provided above in subsection A.), and shall also be taken into account for purposes of calculating any five-year grandfather benefit to which he is entitled under
                     Section 14, above. If the individual was not an Employee on July 1, 1988, but the individual is later re-hired by the Company as an Employee, the credited service that the individual had earned under Plan 004 shall be taken into account for purposes of calculating any benefit to which he is entitled under Section 17, below.

                     This subsection C. of Section 15 shall not apply to any individual who had been re-transferred to Plan 004 before June 14, 1992, or to any individual who was first transferred from Plan 004 to the Plan on or after June 14, 1992. The benefit of any individual described in the preceding sentence shall be determined as set forth above in subsection A. of this Section 15 (if applicable), and in
                     Section 4.01 of the Plan.

16.           PERSONS WITH SERVICE UNDER CERTAIN PLANS BEFORE JULY 1, 1988

              A.     The Gerbing Manufacturing Corporation Retirement and
                     Thrift Plan was terminated by Dana Corporation effective June 30, 1976, and account balances for salaried participants were transferred to the Savings and Investment Plan for Management Employees of Dana Corporation. The amendment terminating the plan provided that the actuarial equivalent of the amount attributable to the Participant's Initial and Basic account value as of December 31, 1975, would be used to reduce the benefit attributable to service prior to January 1, 1976, provided under any other qualified Retirement Plan maintained by the Company in which such employees may become eligible to participate.

                     The following individuals participating in the Plan on June 30, 1988, received Credited Service under the Plan for service before January 1, 1976. The actuarial equivalent of their account value expressed as a single life monthly benefit commencing at age 65 was determined using a 6% interest factor and the 1971 TPF&C Forecast Mortality table. Their accrued benefit under this Plan shall be reduced by the actuarial equivalent of the monthly benefit thus determined as indicated.

                                     Soc. Sec.         Monthly           Opening
                     Name             Number        Benefit Offset    Balance Offset
                     ----            --------       --------------    --------------
                     Eisbrener      ###-##-####        $265.10           $8361.00
                     Knous          ###-##-####        $229.26           $5935.00

              B. The Dana Corporation Pension Plan for Members of Local No. 1897, U.A.W., Havana Production and Maintenance Unit was terminated, effective December 5, 1981 and immediate or deferred annuities were purchased for all vested participants.

                     The following individuals participating in the Plan on June 30, 1988, received Credited Service under the Plan in accordance with the provisions of Appendix E, Part 1,
                     Section 15. Accordingly, their accrued benefit under this Plan shall be reduced by the actuarial equivalent of the monthly benefit used to determine the annuity purchased for them under the Havana Plan as indicated.

                                     Soc. Sec.         Monthly           Opening
                     Name             Number        Benefit Offset    Balance Offset
                     ----            --------       --------------    --------------
                     Steging        ###-##-####        $156.75           $3369.00
                     Taylor         ###-##-####        $ 72.74           $2973.00

              C. As part of the acquisition of the Spicer Heavy Axle facility from Napco Industries, Inc., certain individuals participating in the Plan on June 30, 1988, received Credited Service under the Plan for prior service under the Napco Industries, Inc. Profit Sharing Plan and Trust. They also received a distribution of their accrued benefit from that plan. The actuarial equivalent of the distribution received expressed as a single life monthly benefit commencing at age 65 was determined using a 7% interest factor and the 1971 TPF&C Forecast Mortality table.

                     Their accrued benefit under this Plan shall be reduced by the actuarial equivalent of the monthly benefit thus determined under the Napco plan times the ratio of their Napco service to their total service were it projected to age 65. The following list identifies those affected individuals and the amount of their offsets.


                                Soc. Sec.         Monthly           Opening
                     Name        Number        Benefit Offset    Balance Offset
                     ----       --------       --------------    --------------

                   Klevann           ###-##-####         $ 105.02           $ 2017.00
                   Morgan            ###-##-####            26.51             1563.00
                   Schwerin          ###-##-####           121.45             3383.00
                   Stacken           ###-##-####            38.81              608.00
                   Staley            ###-##-####            61.60             3653.00
                   Stansbury         ###-##-####           177.41             8349.00
                   Thompson          ###-##-####            10.83              273.00
                   Tritten           ###-##-####             5.49               86.00
                   Weigel            ###-##-####            15.36              183.00
                   Wylie             ###-##-####            94.80             1461.00
                   Schram            ###-##-####            35.08              517.00
                   Berg              ###-##-####            21.42              374.00
                   Boersma           ###-##-####           172.10             5217.00
                   Endrizzi          ###-##-####           146.51             3466.00
                   Hakel             ###-##-####            47.92             1121.00
                   Wold              ###-##-####            87.74             1984.00
                   Hoffman           ###-##-####            54.84             1388.00
                   Gimpel            ###-##-####            18.35              585.00

17.   FORMER PARTICIPANTS REJOINING THE PLAN

      If an individual terminated his employment with the Company on or before June 30, 1988, but did not receive a distribution of his entire accrued benefit under the Plan, and if such individual becomes an Employee after July 1, 1988, such individual shall not be entitled to a Supplemental Benefit Account or an Ancillary Benefit Account. The Accrued Benefit Account of an individual described in this paragraph shall be established as described in Section 4(a), above, with the following modifications: (i) such Accrued Benefit Account shall be determined as of the date such individual again becomes an Employee rather than as of July 1, 1988; (ii) such individual's Final Monthly Earnings and Primary Social Security Benefit shall be determined as of the date such individual previously terminated employment; and (iii) the numerator of the fraction used to convert such individual's monthly benefit to a present value shall be the lump-sum discount factor that is in effect as of the date such individual again becomes an Employee rather than 86.037, and the denominator of the fraction shall be 190.

18.   CERTAIN DISABLED EMPLOYEES

      An individual who is a disabled Employee on the Adoption Date shall not be entitled to a Supplemental Benefit Account. The Accrued Benefit Account of an individual described in this paragraph shall be established as provided in Section 4, above.

19.   SECTION 12.01 A. ACCRUALS

      The accruals described in Section 12.01 A. shall be applicable for the 1989 and subsequent Plan Years.

      The benefit to be accrued for the period July 1, 1988, to December 31, 1988 shall be determined pursuant to Section 12.01 A., based on the Employee's Earnings during such period, and based on the excess of such Earnings over $5,625 (1/8th of the maximum Social Security taxable wage base for 1988).

20.   SECTION 12.01 B. COST-OF-LIVING INCREASES DURING TRANSITION PERIOD

      The increases described in Section 12.01 B. shall be applicable during the Transition Period (as defined in Section 11, above), except that:

      A. At December 31, 1988, the Employee's previously accrued benefit (and the Supplemental Benefit that could accrue in the future) shall be increased by 3.5% of such amount at July 1, 1988.

      B. At December 31, 1989, the Employee's previously accrued benefit (and the Supplemental Benefit that could accrue in the future) shall be increased by:

            i. 1.90476% of such amount at January 1, 1989, if the benefit would not otherwise be increased on account of the second paragraph of Section 12.01 B., or

            ii. 7.0% of such amount at January 1, 1989, if otherwise.

PART II: PROVISIONS APPLICABLE TO MERGED PLANS AND EMPLOYERS ADOPTING THE PLAN AFTER 1988


SUBPART II(A):               UNIFORM PROVISIONS

1.    GENERAL

      The divisions and facilities of Dana Corporation that are identified in
      Section 2 have adopted the Plan with respect to their eligible Employees (as defined in Section 1.11 of the Plan), effective as of the Adoption Dates indicated in Section 2. The plans that are identified in Section 3 have been merged with the Plan, effective as of the dates indicated in
      Section 3. This Part II of Appendix E sets forth transition rules and other special provisions that are applicable to eligible Employees of the adopting divisions or facilities, and to individuals covered by the merged plans.

      Subpart II(A) sets forth provisions that are uniformly applicable (except as otherwise provided) to all individuals described in this Part II. Subparts II(B) through II(AA) set forth provisions that are applicable only to employees or former employees of the particular divisions or facilities identified in those subparts, and to the beneficiaries of such employees or former employees.

2.    ADOPTION DATE; PARTICIPATING EMPLOYERS

      Each of the following entities shall be deemed to be an Employer for purposes of the Plan as of the Adoption Date indicated below:

                                    EMPLOYER                                   ADOPTION DATE
                    --------------------------------------------             ------------------

 DIVISIONS:         Boston Industrial Products Division
 ---------          Weatherhead Division (except the Vinita,
                          Oklahoma, facility)

                    Mobile Fluid Products Division (except
                          the Arab, Alabama, facility)
                    Warner Electric Brake & Clutch Division
                          (except the Charlotte, North Carolina,
                          facility, the Lancaster, South
                          Carolina, facility, and the Superior
                          Electric Company)



                                        EMPLOYER                                    ADOPTION DATE
                    --------------------------------------------------            ----------------
 FACILITIES:        Ashland, Ohio                                                  January 1, 1989
 ----------         Calhoun, Georgia                                               January 1, 1989
                    Columbia, Missouri                                             January 1, 1989
                    Columbia, South Carolina                                       January 1, 1989
                    Dana Commercial Credit at Troy, Michigan                       January 1, 1989
                    Dowagiac, Michigan                                             January 1, 1989
                    Fredericktown, Ohio                                            January 1, 1989
                    Russellville, Arkansas                                         January 1, 1989
                    Sarasota, Florida                                              January 1, 1989

                    Arab, Alabama                                                    July 1, 1989

                    Buena Vista, Virginia                                          January 1, 1990
                    Danville, Kentucky                                             January 1, 1990
                    Laurinburg, North Carolina                                     January 1, 1990
                    Lugoff, South Carolina                                         January 1, 1990
                    Troy, Michigan, facility of the Beaver                         January 1, 1990
                         Aerospace Division

                    Cape Girardeau, Missouri                                       January 1, 1991
                    Hopkinsville, Kentucky                                         January 1, 1991

                    Charlotte, North Carolina                                      January 1, 1992
                    Lancaster, South Carolina                                      January 1, 1992

                    Hilliard, Ohio                                                 January 1, 1993
                    Oklahoma City, Oklahoma (Air Refiner)                          January 1, 1993

                    Hastings, Nebraska (Perfect Circle)                            January 1, 1994
                    Mishawaka, Indiana                                             January 1, 1994

      If a facility listed above is part of a division that has a different Adoption Date (or no Adoption Date), the Adoption Date of the facility shall be controlling for that facility.

      Hourly employees at the Warner Electric Brake & Clutch Division (including the San Marcos, Texas, and Mt. Pleasant, Michigan, facilities); the Dowagiac, Michigan, facility; and the Sarasota, Florida, facility shall be deemed to be salaried employees for purposes of Section 1.11 of the Plan. However, an hourly employee described in the preceding sentence shall be ineligible to participate in the Plan as long as the hourly employee fails to satisfy any part of the definition of "Employee" in Section 1.11 (other than the requirement that the individual be a salaried employee).

3.    MERGED PLANS

      The following qualified defined benefit plans (the "Merged Plans") have been merged with the Plan as of the dates indicated below:

      As of December 31, 1988:

      037 The Dana Corporation Weatherhead Division Pension Plan for Salaried Employees (the "Weatherhead Salaried Plan");

      039 The Dana Corporation Hyco Division Retirement Income Plan (the "Hyco Salaried Plan");

      041 The Dana Corporation Weatherhead Division General Pension Plan (the "Weatherhead General Plan");

      047 The Dana Corporation Retirement Plan for Salaried Employees of Boston Industrial Products Division (the "BIP Plan");

      050 The Dana Corporation Spicer Axle Salaried Pension Plan (the "Spicer Salaried Plan");

      053 The Retirement Plan for Management Employees of Racine Hydraulics Division, Dana Corporation (the "Racine Salaried Plan");

      055 The Dana Corporation Pension Plan for Hourly Employees of the Racine Hydraulics Division -Sarasota Operations (the "Sarasota Hourly Plan").

      As of December 31, 1989:

      031 The Industrial Power Transmission Division, Dana Corporation Hourly Production Employees Pension Plan (the "IPTD Pension Plan");

      046 The Gresen Manufacturing Division Management Pension Plan (the "Gresen Salaried Plan");

      059   Tyrone Salaried Pension Plan (the "Tyrone Salaried Plan");

      065 The Warner Electric Brake & Clutch Company Uniform Salaried Employees' Retirement Plan (the "Warner Uniform Salaried Plan");

      067   The PSI Hourly Employees' Pension Plan (the "PSI Hourly Plan");

      068   The Alcoils Hourly Employees' Pension Plan (the "Alcoils Hourly
            Plan");

      069   The Marengo Hourly Employees' Pension Plan (the "Marengo Hourly
            Plan").

      As of December 31, 1991:

      098 The Warner Control Techniques Retirement Plan (the "WCT Retirement Plan").

4.    COMPENSATION LIMIT

      A. $200,000 COMPENSATION LIMIT. If an Employee's Earnings exceed $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code) for any Plan Year (including Plan Years commencing before the Adoption Date), his Accrued Benefit, Accrued Benefit Account, Supplemental Benefit, and Supplemental Benefit Account shall be determined without regard to any Earnings or projected Earnings in excess of $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code).

      B.    $150,000 COMPENSATION LIMIT.

            (a) If an Employee's Supplemental Benefit and Supplemental Benefit Account at December 31, 1993, are based on annual compensation (for any year preceding the Adoption Date) that exceeded $150,000, the Employee's Supplemental Benefit and Supplemental Benefit Account shall be recalculated as if his annual compensation for each year preceding the Adoption Date had been limited to $150,000. (If an Employee's Supplemental Benefit and Supplemental Benefit Account are based on a unit of compensation smaller than one year, the annual compensation limit in this subsection B. shall be adjusted accordingly: for example, if the Employee's Supplemental Benefit and Supplemental Benefit Account are based on monthly compensation, the compensation limit applicable to the Employee's monthly compensation under this subsection B. shall be one twelfth of $150,000, or $12,500.) On and after January 1, 1994, the Employee's Credited Service ratio shall be applied to his recalculated Supplemental Benefit and Supplemental Benefit Account in order to determine the portion of his Supplemental Benefit and Supplemental Benefit Account that the Employee earns in Plan Years beginning after 1993.

            (b) In no event shall the recalculation of the Employee's Supplemental Benefit and Supplemental Benefit Account to reflect the $150,000 compensation limit reduce the Employee's Earned Benefit and Earned Benefit Account below the amount that the Employee had accrued as of December 31, 1993.

            (c) The recalculated Supplemental Benefit and Supplemental Benefit Account described in paragraph (a) shall be credited with percentage increases under the regular provisions of Appendix
                             H. The Supplemental Benefit and Supplemental Benefit Account that the Employee had earned at the end of 1993, as described in paragraph (b), shall be credited with percentage increases under the two-tier method described in Appendix H for benefits affected by the $150,000 limit. The Employee's Supplemental Benefit and Supplemental Benefit Account shall be the larger of the two amounts calculated in accordance with the preceding two sentences.

            (d) If an Employee's Supplemental Benefit and Supplemental Benefit Account at December 31, 1993, are not based on annual compensation (for any year preceding the Adoption Date) that exceeded $150,000, the Employee's Supplemental Benefit and Supplemental Benefit Account shall continue to be calculated under the regular provisions of the Plan and Appendix E, without regard to this
                             Section 4. B.

5.    FUTURE SERVICE ACCOUNTS

      At the Adoption Date, each Employee's Future Service Account shall be $0.

      For a division or facility whose Adoption Date is January 1, the credits described in Section 3.01 B. shall be applicable for the Plan Year in which the Adoption Date occurs and subsequent Plan Years.

      For a division or facility whose Adoption Date is July 1, the credit for the Plan Year in which the Adoption Date occurs shall be equal to the percentage, determined in accordance with Section 3.01 B., of the Employee's Earnings during the period July 1 through December 31 of such Plan Year, except that (i) the percentage in the second column shall apply to Earnings up to 1/8th of the maximum Social Security taxable wage base for such Plan Year,
      (ii) the percentage in the third column shall apply to Earnings in excess of 1/8th of the maximum Social Security taxable wage base for such Plan Year, and (iii) Credited Service shall be determined as of the Adoption Date. The credits described in Section 3.01 B. shall be applicable for subsequent Plan Years.

6.    INTEREST CREDITS DURING TRANSITION PERIOD

      For purposes of this Part II of Appendix E, the "Transition Period" shall be from the Adoption Date to December 31, 1990. At December 31, 1989, an Employee's or Former Employee's Accounts shall be increased by:

            (i) if the Adoption Date is January 1, 1989, 7.0% of the account balance at January 1, 1989, or

            (ii) if the Adoption Date is July 1, 1989, 3.5% of the account balance at July 1, 1989.

      At December 31, 1990, an Employee's or Former Employee's Accounts shall be increased by 7% of the account balance at January 1, 1990.

      The increases described in Section 3.01 C. shall be applicable for the 1991 and subsequent Plan Years.

7.    EARNED BENEFIT; EARNED BENEFIT ACCOUNT

      Except as otherwise provided in Section 10.02, the Employee's or Former Employee's Earned Benefit Account shall equal the sum of (1) his Accrued Benefit Account plus (2) his Future Service Account plus (3) the product of (a) his Supplemental Benefit Account, if any, times (b) the ratio (not to exceed 1.0) of his Credited Service after the Adoption Date, to the number of years and months from the third anniversary of the Adoption Date to the Employee's Normal Retirement Date.

8.    ANCILLARY BENEFIT ACCOUNT

      The Ancillary Benefit Account, if any, described in the applicable subpart of this Part II shall be added to the Participant's Earned Benefit Account and paid in the form applicable to such Earned Benefit Account upon the death of the Participant with a Surviving Spouse, or upon the Participant's retirement on his Normal, Early, or Postponed Retirement Date, provided that the Participant or Surviving Spouse demonstrates to the Company that he has paid, or will in the future continue to pay, the Medicare Part B premium.

      No Ancillary Benefit Account shall be payable with respect to a Participant who terminates his employment with the Company (other than by his death with a Surviving Spouse) prior to the earliest of his Normal, Early, or Postponed Retirement Date.

9.    FORMER PARTICIPANTS IN MERGED PLANS

      A.    Former Participants Still Employed By the Company.  This subsection
            A. of Section 9 shall apply to any individual who transferred out of employment covered by a Merged Plan before the Adoption Date for the facility at which he worked, and who is still employed by the Company on the Adoption Date, but who is not eligible to participate in this Plan as an Employee on or after the Adoption Date.

            If an individual is described in the preceding paragraph, this Subpart II(A), and the subpart of this Part II that is applicable to the Merged Plan in which the individual formerly participated (the "applicable subpart"), shall apply to the individual, with the following modifications:

            i.               The individual shall not receive a Future Service
                             Account;

            ii.              The individual shall not receive an Ancillary
                             Benefit Account;

            iii. In determining the individual's Supplemental Benefit, if any, under the applicable subpart, it shall be assumed that no credits will be made in accordance with Section 3.01 B. to a Future Service Account for the individual; and

            iv. In determining the individual's First Objective Benefit, if any, under the applicable subpart, the individual's service shall be calculated as of the day preceding the Adoption Date, and shall not be projected.

            An individual described in this subsection A. shall be eligible to receive any grandfathered benefit described under the heading "No Reduction in Benefits" in the applicable subpart.

            If the applicable subpart includes rules that apply specifically to transferred employees, such rules shall be given their full effect. To the extent that the rules of the applicable subpart governing transferred employees are inconsistent with the rules set forth above in this subsection

            A., the rules of the applicable subpart shall govern.

      B. Former Participants Whose Employment Has Terminated. This subsection B. of Section 9 shall apply to any individual (a "former participant") who terminated his employment with the Company before the Adoption Date for the facility at which he worked, but who did not receive a distribution of his entire accrued benefit under the Merged Plan in which he participated.

            If a former participant does not return to employment covered by the Plan, his undistributed accrued benefit shall not be converted to an Accrued Benefit Account. Instead, his benefit shall be paid in accordance with the applicable provisions of the Merged Plan in which he participated, as in effect from time to time before the Adoption Date.

            If a former participant is rehired as an Employee after the Adoption Date, such individual shall not be entitled to a Supplemental Benefit Account or an Ancillary Benefit Account; and the individual shall not be entitled to receive any grandfathered benefit described under the heading "No Reduction in Benefits" in the applicable subpart. The Accrued Benefit Account of an individual described in this paragraph shall be established as described in the applicable subpart, provided that such Accrued Benefit Account shall be determined as of the date such individual again becomes an Employee rather than as of the Adoption Date; and the compensation, Social Security benefit, and benefit formula or benefit rate used to calculate such individual's Accrued Benefit Account shall be determined as of the date such individual previously terminated employment.

10.   CERTAIN TRANSFERRED EMPLOYEES

      This Section 10 shall apply to any Employee who was transferred between Employers after July 1, 1988, and at a time when one such Employer had adopted this Plan and the other had not. When the other Employer later adopts the Plan, the Employee shall receive the larger of the two First Objective Benefits, if applicable, determined by treating the Employee as if he had been an active Participant in the plan of each adopting Employer as of the Adoption Date for that Employer. If an Employee is involved in more than one transfer described in this Section 10, he shall receive the largest of the First Objective Benefits, if applicable, determined in accordance with the preceding sentence.

11.   CERTAIN DISABLED EMPLOYEES

      An individual who is a disabled Employee on the Adoption Date shall not be entitled to a Supplemental Benefit Account. The Accrued Benefit Account of an individual described in this paragraph shall be established as provided in the applicable subpart of this Part II.

12.   SECTION 12.01 A. ACCRUALS

      For a division or facility whose Adoption Date is January 1, the accruals described in Section 12.01 A. shall be applicable for the Plan Year in which the Adoption Date occurs and subsequent Plan Years.

      For a division or facility whose Adoption Date is July 1, the benefit to be accrued for the Plan Year in which the Adoption Date occurs shall be determined pursuant to Section 12.01 A., based on the Employee's Earnings during the period July 1 through December 31 of such Plan Year, and based on the excess of such Earnings over 1/8th of the maximum Social Security taxable wage base for such Plan Year. The accruals described in Section
      12.01 A. shall be applicable for subsequent Plan Years.

13.   SECTION 12.01 B. COST-OF-LIVING INCREASES DURING TRANSITION PERIOD

      The increases described in Section 12.01 B. shall be applicable during the Transition Period (as defined in Section 6, above), except that:

      A. At December 31, 1989, the Employee's previously accrued benefit (and the Supplemental Benefit that could accrue in the future) shall be increased by:

            i. if the Adoption Date is January 1, 1989, 7.0% of such amount at January 1, 1989, or

            ii. if the Adoption Date is July 1, 1989, 3.5% of such amount at July 1, 1989.

      B. At December 31, 1990, the Employee's previously accrued benefit (and the Supplemental Benefit that could accrue in the future) shall be increased by:

             i. 1.90476% of such amount at January 1, 1990, if the benefit would not otherwise be increased on account of the second paragraph of Section 12.01 B., or

            ii. 7.0% of such amount at January 1, 1990, if otherwise.

14.   VESTING SERVICE

      This Section 14 shall apply to any Employee who was credited with at least three years of vesting service under a Merged Plan on the date of the merger.

      Solely for purposes of calculating the vested percentage of the Employee's Earned Benefit Account, the Employee shall be credited with the greater of
      (a) his Vesting Service under the Plan, or (b) his vesting service determined under the provisions of the Merged Plan as in effect on the day before the merger.

15.   ACTUARIAL ASSUMPTIONS

      A. Lump-Sum Factors. This subsection A. of Section 15 shall apply to any Merged Plan that, immediately before the Adoption Date, provided no lump-sum form of distribution for benefits with a present value greater than $3,500. If it is necessary to calculate the lump-sum benefit that would have been payable to a Participant under the provisions of such a Merged Plan, the following factors shall be used to calculate the lump-sum benefit:

            i. Unisex Pension 1984 Mortality Table set forward one year in age, and

            ii. The interest rates from subparagraph (a) or (b), below, whichever is applicable:

                             (a) The PBGC Interest Rates, if the present value of the benefit determined using the PBGC Interest Rates does not exceed $25,000; or

                             (b)  120% of the PBGC Interest Rates, if
                                  subparagraph (a) does not apply (provided that the benefit determined under this subparagraph
                                  (b) shall not be less than $25,000).

            The lump-sum benefit determined under this subsection A. of Section 15 shall not include the value of any early retirement subsidy, survivor subsidy, or other subsidy for which the Employee is eligible.

      B. Early Retirement Reduction Factors. This subsection B. of Section 15 shall apply to any Merged Plan that, immediately before the Adoption Date, imposed retirement eligibility requirements different from those set forth in Sections 2.03, 2.04, and 2.05 of this Plan. If a Participant becomes eligible to retire under this Plan within the period described in the "No Reduction in Benefits" section of the applicable subpart, the Participant shall be eligible for the protected retirement benefit described in such section even if the Participant would not have been eligible to retire under the corresponding provisions of the Merged Plan. If it is necessary to calculate the early retirement benefit that would have been payable to such a Participant under the provisions of the Merged Plan, the following reduction factors shall be used to calculate the early retirement benefit:

            i. If the Merged Plan (as in effect immediately before the merger) specified an early retirement reduction factor applicable to a person of the Participant's age, the reduction factor specified in the Merged Plan shall be used; and

            ii. If the Merged Plan (as in effect immediately before the merger) did not specify an early retirement reduction factor applicable to a person of the Participant's age, the early retirement reduction factor shall be determined as follows:

                             (a) The youngest age for which the Merged Plan provides an unreduced retirement benefit shall be determined, and

                             (b) The reduction factor applicable under the Merged Plan to a person of the Participant's age shall be determined by reference to the actuarial table in Appendix G that corresponds to the age determined pursuant to subparagraph
                                  (a).

SUBPART II(B):               PROVISIONS APPLICABLE TO PARTICIPANTS IN
                             THE RACINE SALARIED PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(B) shall apply to any individual who had an undistributed accrued benefit under the Racine Salaried Plan
      (053) as of December 31, 1988, and who is an Employee on January 1, 1989. If an individual had an undistributed accrued benefit under the Racine Salaried Plan as of December 31, 1988, and the individual is employed by the Company on or after January 1, 1989, but is not an Employee on January 1, 1989, the special provisions in this Subpart II(B) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(B) unless he is described in one of the two preceding sentences.

      If an individual had an undistributed accrued benefit under the Racine Salaried Plan as of December 31, 1988, and the individual's accrued benefit was transferred back to the Racine Salaried Plan in connection with the spinoff described in Section 9 of this Subpart II(B), the special provisions in this Subpart II(B) shall apply to such individual in the manner prescribed by Section 9 of this Subpart II(B).

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal 190 times the Employee's Accrued Benefit. Except as provided in Section 8 hereof, each Employee's Accrued Benefit shall equal the greater of (a) or
      (b), where Monthly Compensation and Credited Service are as defined in the Racine Salaried Plan as in effect on December 30, 1988, and Social Security Benefit is equal to 100% of the Primary Social Security Benefit determined by reference to Appendix A of the Plan as in effect on December 30, 1988; such amount then discounted 7% per year (compounded annually) for each year that January 1, 1989, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths:

      (a)   The sum of (i) and (ii):

            (i) $4.40 multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1988, to a maximum of 30 such years.

            (ii) 1.4% of the excess, if any, of Employee's Monthly Compensation at December 31, 1988, over $450, multiplied by the number of years and fractional parts thereof of his Credited Service between his employment anniversary in 1968 and December 31, 1988, to a maximum of 30 such years.

      (b)   The sum of (i) and (ii) minus (iii):

            (i) $4.40 multiplied by the number of years and fractional parts thereof of his Credited Service before his employment anniversary in 1968.

            (ii) 1 2/3% of the Employee's Monthly Compensation at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service between October 31, 1968, and December 31, 1988.

            (iii) 1 2/3% of the Employee's Social Security Benefit at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service between his employment anniversary in 1968 and December 31, 1988.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1989, shall equal the greatest of (1) the excess of (a) over the sum of (b) and (c), or (2) the excess of (d) over (b):

      (a)   190 times the First Objective Benefit described below.

      (b)   the Accrued Benefit Account as of January 1, 1989.

      (c)   the sum of the credits expected to be made in accordance with
            Section 3.01 B. from January 1, 1989, until three years before the Employee's Normal Retirement Date, plus related credits under
            Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1992, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(B).

      (d)   190 times the Second Objective Benefit described below.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1989, to the number of years and months from January 1, 1992, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1989, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Except as provided in Section 8 hereof, each Employee's First Objective Benefit shall equal the greater of (a) or (b), where Monthly Compensation, Social Security Benefit, and Credited Service are as defined in the Racine Salaried Plan as in effect on December 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1992, precedes the Employee's Normal Retirement Date, and multiplied by 91.553/190ths:

      (a)   The sum of (i) and (ii):

            (i) $4.40 multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date, to a maximum of 30 such years.

            (ii) 1.4% of the excess, if any, of the Employee's projected Monthly Compensation three years before his Normal Retirement Date over $450, multiplied by the projected number of years and fractional parts thereof of his Credited Service between his employment anniversary in 1968 and three years before his Normal Retirement Date, to a maximum of 30 such years.

      (b)   The sum of (i) and (ii) minus (iii):

            (i) $4.40 multiplied by the number of years and fractional parts thereof of his Credited Service which is before his employment anniversary in 1968.

            (ii) 1 2/3% of the Employee's projected Monthly Compensation three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service between October 31, 1968, and three years before his Normal Retirement Date, to a maximum of 30 such years.

            (iii) 1 2/3% of the Employee's projected Social Security Benefit three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service between his employment anniversary in 1968 and three years before his Normal Retirement Date, to a maximum of 30 such years.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Monthly Compensation and projected Social Security Benefit shall be determined assuming:

      (a) The Employee's Compensation for 1988 will equal the greatest of (1) his 1988 Compensation, (2) 105% of his 1987 Compensation, and (3) 110% of his 1986 Compensation.

      (b) his Compensation for subsequent years will increase at the rate of 5% per year.

      (c) Compensation for any part of a year will be a pro rata part of the projected Compensation for the entire year.

      (d) his previous Compensation increased at a rate of 6% per year, and was of such amount that the Employee's average monthly Compensation for 1986 through 1988 equals his Monthly Compensation as of December 31, 1988; the maximum taxable Social Security wage bases after 1988 will increase at the rate of 4.0% per year; and increases in Social Security Benefits on account of changes in the Consumer Price Index will be at the rate of 3.5% per year.

5.    SECOND OBJECTIVE BENEFIT

      Each Employee's Second Objective Benefit shall be the same as his First Objective Benefit, except that:

      (a) his Credited Service shall be as of December 31, 1988, rather than projected to three years before his Normal Retirement Date.

      (b) his Compensation for years after 1988 shall be assumed to increase at the rate of 4.5% per year.

      (c) the maximum taxable Social Security wage bases after 1988 shall be assumed to increase at the rate of 3.5% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index will be at the rate of 3.0% per year.

6.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(B).

7.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Racine Salaried Plan as in effect on December 30, 1988 (as though the provisions of the Racine Salaried Plan had remained unchanged after December 30, 1988), based on the Participant's Credited Service, Monthly Compensation, and Social Security Benefit as of December 31, 1988, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1994, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Racine Salaried Plan as in effect on December 30, 1988, based on the Participant's Credited Service, Monthly Compensation, and Social Security Benefit as of his retirement date. Such amount shall be determined as though the provisions of the Racine Salaried Plan had remained unchanged after December 30, 1988, except that no Compensation in excess of $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code) shall be taken into account.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 7, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1993, but retires on or after January 1, 1994, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1993, plus (b) increases thereon from January 1, 1994, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

8.    RACINE AND ZANESVILLE EMPLOYEES

      The formulas set forth in Sections 2, 4, and 5 of this Subpart II(B) apply to employees or former employees of the Sarasota operations who are described in Section 1 hereof. Benefits payable to former employees of the Zanesville or

      Racine operations who are described in Section 1 hereof shall be computed by replacing the formulas set forth in those sections with comparable formulas that reflect the provisions of Sections 4.1(c), 4.1(d), and 13.1 of the Racine Salaried Plan rather than the provisions of Section 4.1(b) of that plan.

9.    SPINOFF OF RACINE SALARIED PLAN

      Pursuant to a resolution of the Chairman of the Investment Committee dated June 18, 1990, the Racine Salaried Plan was separated from the Plan, and the accrued benefits of certain participants were transferred, with an appropriate amount of assets, from the Plan to the Racine Salaried Plan, effective May 9, 1991. If an individual's accrued benefit was transferred to the Racine Salaried Plan in connection with the spinoff, the individual shall not be entitled to any benefit under Part II of Appendix E, including this Subpart II(B), after the date of the spinoff.

SUBPART II(C):               PROVISIONS APPLICABLE TO PARTICIPANTS IN
                             THE SPICER SALARIED PLAN


1.    GENERAL

      This Subpart II(C) shall apply to any individual who, on December 31, 1988, had an accrued benefit under the Spicer Salaried Plan (050) that had not been fully distributed.

2.    ELIGIBLE EMPLOYEES

      As of December 31, 1988, no individual covered by the Spicer Salaried Plan was an active employee of Dana Corporation. Accordingly, the individuals covered by the Spicer Salaried Plan as of December 31, 1988, shall not be deemed to be Employees for purposes of the Plan unless such individuals subsequently return to employment covered by the Plan.

3.    PAYMENT OF BENEFITS

      The undistributed accrued benefit of an individual described in this Subpart II(C) shall be paid in accordance with the applicable provisions of Section 9 of Subpart II(A), above.

4.    NO REDUCTION IN BENEFITS

      In no event shall an individual's benefit under this Subpart II(C) be less than the benefit that would have been paid to (or on behalf of) such individual under the terms of the Spicer Salaried Plan as in effect immediately before the merger.

SUBPART II(D):               PROVISIONS APPLICABLE TO PARTICIPANTS IN
                             THE BIP PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(D) shall apply to any individual who had an undistributed accrued benefit under the BIP Plan (047) as of December 31, 1988, and who is an Employee on January 1, 1989. If an individual had an undistributed accrued benefit under the BIP Plan as of December 31, 1988, and the individual is employed by the Company on or after January 1, 1989, but is not an Employee on January 1, 1989, the special provisions in this Subpart II(D) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(D) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal the greater of (a) or (b), where Average Annual Earnings, Primary Social Security Benefit, and Credited Service are as defined in the BIP Plan as in effect on December 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1989, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths and divided by 0.97:

      (a)   The excess of (i) over (ii):

            (i) 1% of the Employee's Average Annual Earnings at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1981.

            (ii) 1% of the Employee's Primary Social Security Benefit at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1981.

      (b) $10.00 (or $12.00 if the Employee was employed at the Cambridge, Massachusetts, facility), multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1981.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT

ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(D).

4.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the BIP Plan as in effect on December 30, 1988 (as though the provisions of the BIP Plan had remained unchanged after December 30, 1988), based on the Participant's Credited Service as of December 31, 1981, Average Annual Earnings and Primary Social Security Benefit as of December 31, 1988, and his Vesting Service as of the date of termination or retirement. In no event shall any benefit accrue after 1988 under the BIP Plan as in effect before it was merged with the Plan.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 4, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire under the terms of the BIP Plan as of December 31, 1993, but retires on or after January 1, 1994, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit that he was entitled to receive under the BIP Plan as of December 31, 1988, based on the Participant's Credited Service as of December 30, 1981, and his Average Annual Earnings and Primary Social Security Benefit as of December 31, 1988, plus (b) increases thereon from January 1, 1994, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

5.    PERIOD CERTAIN ANNUITY

      In addition to any form of distribution under Section 3.04 for which he is eligible, a Participant may receive his vested Accrued Benefit described in Section 2 of this Subpart II(D) in the form of a life annuity with a fifteen-year or twenty-year period certain, as described in Section 8.03 of the BIP Plan. A Participant who elects this form of distribution must satisfy the applicable requirements of the Plan, including the consent and minimum distribution requirements of Sections 3.05 and 7.04.

      A Participant may not elect this form of distribution for any benefit that accrues under the Plan after the Adoption Date. A Participant who elects this form of distribution shall receive the automatic form of payment described in
      Section 3.05 A. or B. (whichever is applicable) for the portion of his benefit that accrues after the Adoption Date, and shall not be eligible to elect any optional form of distribution for such portion of his accrued benefit.

6.    CERTAIN TRANSFERRED EMPLOYEES

      If an individual transferred out of employment covered by the BIP Plan to employment covered by another qualified defined benefit plan sponsored by the Company (regardless of whether the transfer took place before or after July 1, 1988), the individual's Annual Earnings and Average Annual Earnings under the BIP Plan, as in effect on December 30, 1988, shall be deemed to include the individual's compensation paid after the transfer by any other employer that is part of the Company, but only to the extent that (i) such compensation would have been treated as Annual Earnings or Average Annual Earnings under the BIP Plan if it had been paid by a sponsor of that plan, and (ii) such compensation does not exceed the applicable limit under Section 401(a)(17) of the Code.

SUBPART II(E):               PROVISIONS APPLICABLE TO BIP EMPLOYEES IN
                             THE EVERFLEX PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(E) shall apply to any individual who had an undistributed accrued benefit under the Dana Corporation Retirement and Compensation Deferral Thrift Plan for the Boston Industrial Products Division (the "Everflex Plan") (049) as of December 31, 1988, and who is an Employee on January 1, 1989. An individual shall not be eligible for any benefit under this Subpart II(E) unless he is described in the preceding sentence.

2.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1989, shall equal the excess of the First Objective Benefit over the Second Objective Benefit.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1989, to the number of years and months from January 1, 1992, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1989, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

3.    FIRST AND SECOND OBJECTIVE BENEFITS

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the sum of the employer contributions expected to be made under the Everflex Plan (had it continued unchanged) after January 1, 1989, and before the Employee reaches age 62 (or age 65 if the Employee will attain age 62 within five years after January 1, 1989) accumulated with interest at the rate of 7% per year (compounded annually) from the date each such contribution is expected to have been made, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1989, precedes the date on which the Employee will reach age 62.

      Each Employee's Second Objective Benefit shall equal the sum of the credits expected to be made in accordance with Section 3.01 B., from January 1, 1989, until the Employee reaches age 62 (or age 65 if the Employee will attain age 62 within five years after January 1, 1989), accumulated with interest at the rate of

      7% per year (compounded annually) from the date each such credit is expected to have been made, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1989 precedes the date on which the Employee will reach age 62.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First and Second Objective Benefit, the following assumptions shall be made:

      (a) each year's employer contributions under the Everflex Plan would have equaled 7% of Earnings for the year.

      (b) the Employee's 1989 Earnings will equal 105% of the annualized base pay rate in effect at December 31, 1988.

      (c) his Earnings for subsequent years will increase at the rate of 5.0% per year.

      (d) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (e) the maximum taxable Social Security wage bases after 1989 will increase at the rate of 4.0% per year.

4.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT; ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Accrued Benefit, Accrued Benefit Account, or Ancillary Benefit Account under this Subpart II(E).

SUBPART II(F):               PROVISIONS APPLICABLE TO CALHOUN, GEORGIA,
                             EMPLOYEES


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(F) shall apply to all Employees who were employed at the Calhoun, Georgia, facility on January 1, 1989. An individual shall not be eligible for any benefit under this Subpart II(F) unless he is described in the preceding sentence.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal the Future Service Account the Employee would have had as of January 1, 1989, had this Plan (i) been effective as of August 1, 1987; (ii) covered employees at the Calhoun, Georgia, facility as of such date; and (iii) stated that an Employee hired at the Calhoun, Georgia, facility after that date and before January 1, 1989, would become a Participant in the Plan on his date of hire.

      For purposes of computing such Future Service Account for an individual who was an Employee at the Calhoun, Georgia, facility on August 1, 1987:

      (a) 1/4th of the maximum taxable Social Security wage bases for 1988 and 1987 shall be assumed to be $11,250 and $4,562 (5/12ths of $10,950), respectively,

      (b) the Employee's Earnings from August 1, 1987, to December 31, 1987, shall be assumed to be 5/12ths of his 1987 Earnings, and

      (c)   the credit as of December 31, 1988, in accordance with Section 3.01
            C. shall be at the rate of 7%.

      For purposes of computing such Future Service Account for an individual who became an Employee at the Calhoun, Georgia, facility after August 1, 1987, and before January 1, 1989:

      (d) 1/4th of the maximum taxable Social Security wage bases for 1988 and 1987 shall be assumed to be $11,250 and $10,950, respectively, multiplied by the appropriate fraction for each year, the numerator of which is the number of complete calendar months during which the individual was an Employee at the Calhoun, Georgia, facility in that year, and the denominator of which is 12,

      (e) the Employee's Earnings for 1988 and 1987 shall be his Earnings for each complete calendar month in 1988 and 1987 during which he was an Employee at the Calhoun, Georgia, facility, and

      (f)   the credit as of December 31, 1988, in accordance with Section 3.01
            C. shall be at the rate of 7%.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT
ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(F).

SUBPART II(G):               PROVISIONS APPLICABLE TO COLUMBIA, MISSOURI,
                             EMPLOYEES


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(G) shall apply to all Employees who were employed at the Columbia, Missouri, facility on January 1, 1989. An individual shall not be eligible for any benefit under this Subpart II(G) unless he is described in the preceding sentence.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal the Future Service Account the Employee would have had as of January 1, 1989, had this Plan (i) been effective as of December 1, 1987; (ii) covered employees at the Columbia, Missouri, facility as of such date; and
      (iii) stated that an Employee hired at the Columbia, Missouri, facility after that date and before January 1, 1989, would become a Participant in the Plan on his date of hire.

      For purposes of computing such Future Service Account for an individual who was an Employee at the Columbia, Missouri, facility on December 1, 1987:

      (a) 1/4th of the maximum taxable Social Security wage bases for 1988 and 1987 shall be assumed to be $11,250 and $912 (1/12th of $10,950), respectively,

      (b) the Employee's Earnings for December, 1987, shall be assumed to be 1/12th of his 1987 Earnings, and

      (c)   the credit as of December 31, 1988, in accordance with Section 3.01
            C. shall be at the rate of 7%.

      For purposes of computing such Future Service Account for an individual who became an Employee at the Columbia, Missouri, facility after December 1, 1987, and before January 1, 1989:

      (d) 1/4th of the maximum taxable Social Security wage base for 1988 shall be assumed to be $11,250 multiplied by a fraction, the numerator of which is the number of complete calendar months during which the individual was an Employee at the Columbia, Missouri, facility in 1988, and the denominator of which is 12, and

      (e) the Employee's Earnings for 1988 shall be his Earnings for each complete calendar month in 1988 during which he was an Employee at the Columbia, Missouri, facility.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT
ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(G).

SUBPART II(H):               PROVISIONS APPLICABLE TO COLUMBIA, SOUTH CAROLINA,
                             EMPLOYEES


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(H) shall apply to all hourly-paid Employees who were employed at the Columbia, South Carolina, facility on January 1, 1989. An individual shall not be eligible for any benefit under this Subpart II(H) unless he is described in the preceding sentence.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal the Future Service Account the Employee would have had as of January 1, 1989, had this Plan (i) been effective as of January 1, 1988; (ii) covered hourly-paid employees at the Columbia, South Carolina, facility as of January 1, 1988; and (iii) stated that an Employee hired at the Columbia, South Carolina, facility before January 1, 1988, would become a Participant in the Plan on January 1, 1988.

      For purposes of computing such Future Service Account for an individual who was an Employee at the Columbia, South Carolina, facility on January 1, 1988:

      (a) 1/4th of the maximum taxable Social Security wage base for 1988 shall be assumed to be $11,250.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT
      ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(H).

SUBPART II(I):              PROVISIONS APPLICABLE TO PARTICIPANTS IN THE HYCO
                            SALARIED PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(I) shall apply to any individual who had an undistributed accrued benefit under the Hyco Salaried Plan
      (039) as of December 31, 1988, and who is an Employee on January 1, 1989. If an individual had an undistributed accrued benefit under the Hyco Salaried Plan as of December 31, 1988, and the individual is employed by the Company on or after January 1, 1989, but is not an Employee on January 1, 1989, the special provisions in this Subpart II(I) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(I) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal the greater of (a) or (b), where Final Monthly Earnings, Primary Social Security Benefit, and Credited Service are as defined in the Hyco Salaried Plan as in effect on December 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1989, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths:

      (a)   The excess of (i) over (ii):

            (i) 1.6% of the Employee's Final Monthly Earnings at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1988.

            (ii) 2.0% of the Employee's Primary Social Security Benefit at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1988, to a maximum of 25 such years.

      (b) $15.00 multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1988.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1989, shall equal the greater of (1) the excess of (a) over the sum of (b) and (c), or
      (2) the excess of (d) over (b):

      (a)   190 times the First Objective Benefit described below.

      (b)   the Accrued Benefit Account as of January 1, 1989.

      (c)   the sum of the credits expected to be made in accordance with
            Section 3.01 B. from January 1, 1989, until three years before the Employee's Normal Retirement Date, plus related credits under
            Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1992, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(I).

      (d)   190 times the Second Objective Benefit described below.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1989, to the number of years and months from January 1, 1992, to the Employee's Normal Retirement Date.

      If an employee has reached age 62 on or before January 1, 1989, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the greater of (a) or
      (b), where Final Monthly Earnings, Primary Social Security Benefit, and Credited Service are as defined in the Hyco Salaried Plan as in effect on December 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1992, precedes the Employee's Normal Retirement Date, and multiplied by 91.553/190ths and by 85%:

      (a)   The excess of (i) over (ii):

            (i) 1.6% of the Employee's projected Final Monthly Earnings three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his

                             Normal Retirement Date.

            (ii) 2.0% of the Employee's projected Primary Social Security Benefit three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date, to a maximum of 25 such years.

      (b) $15.00 multiplied by the number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Final Monthly Earnings and projected Primary Social Security Benefit shall be determined assuming:

      (a)   The Employee's Earnings for 1989 will equal 105% of the greatest of
            (1) his 1988 Earnings, (2) 105% of his 1987 Earnings, and (3) 110% of his 1986 Earnings.

      (b) his Earnings for subsequent years will increase at the rate of 5% per year.

      (c) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (d) his previous Earnings increased at a rate of 6% per year, and were of such amounts that the Employee's average monthly Earnings for 1986 through 1988 equal his Final Monthly Earnings as of December 31, 1988; the maximum taxable Social Security wage bases after 1988 will increase at the rate of 4% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index will be at the rate of 3.5% per year.

5.    SECOND OBJECTIVE BENEFIT

      Each Employee's Second Objective Benefit shall be the same as his First Objective Benefit, except that:

      (a) his credited Service shall be as of December 31, 1988, rather than projected to three years before his Normal Retirement Date.

      (b) it shall be based on his projected Final Monthly Earnings and projected Primary Social Security Benefit at Normal Retirement Date.

      (c) his Earnings for years after 1988 shall be assumed to increase at the rate of 4.5% per year.

      (d) the maximum taxable Social Security wage bases after 1988 shall be assumed to increase at the rate of 3.5% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index shall be at the rate of 3.0% per year.

      (e) the 7% discount shall be applied for each year that January 1, 1989, precedes his Normal Retirement Date.

      (f) the fraction 86.037/190ths shall be substituted for the fraction 91.553/190ths and the factor 100% shall be substituted for the factor 85%.

 6.   ANCILLARY BENEFIT ACCOUNT

      An Ancillary Benefit Account shall be established for each Participant who is an Employee as of January 1, 1989, equal to $2,134 discounted by 7% per year (compounded annually) for each year that January 1, 1989, precedes the Participant's Normal Retirement Date. Such Ancillary Benefit Account shall be increased at the end of each Plan Year in the manner described in
      Section 3.01 C.

      A Participant's Ancillary Benefit Account shall be paid only as provided in Section 8 of Subpart II(A).

7.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Hyco Salaried Plan as in effect on December 30, 1988 (as though the provisions of the Hyco Salaried Plan had remained unchanged after December 30, 1988), based on the Participant's Credited Service, Final Monthly Earnings, and Primary Social Security Benefit as of December 31, 1988, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1994, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Hyco Salaried Plan as in effect on December 30, 1988, based on the Participant's Credited Service, Final Monthly Earnings, and Primary Social Security Benefit as of his retirement date. Such amount shall be determined as though the provisions of the Hyco Salaried Plan had remained unchanged after December 30, 1988, except that no Earnings in excess of $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code) shall be taken into account.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 7, the Participant's lump-sum benefit or increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1993, but retires on or after January 1, 1994, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1993, plus (b) increases thereon from January 1, 1994, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

8.    CERTAIN TRANSFERRED EMPLOYEES

      If an individual transferred out of employment covered by the Hyco Salaried Plan to employment covered by another qualified defined benefit plan sponsored by the Company (regardless of whether the transfer took place before or after July 1, 1988), the individual's Final Monthly Earnings under the Hyco Salaried Plan, as in effect on December 30, 1988, shall be deemed to include the individual's compensation paid after the transfer by any other employer that is part of the Company, but only to the extent that (i) such compensation would have been treated as Final Monthly Earnings under the Hyco Salaried Plan if it had been paid by a sponsor of that plan, and (ii) such compensation does not exceed the applicable limit under Section 401(a)(17) of the Code.

SUBPART II(J):               PROVISIONS APPLICABLE TO FREDERICKTOWN, OHIO,
                             EMPLOYEES


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(J) shall apply to all Employees who were employed at the Fredericktown, Ohio, facility on January 1, 1989. An individual shall not be eligible for any benefit under this Subpart II(J) unless he is described in the preceding sentence.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal the Future Service Account that the Employee would have had as of January 1, 1989, had this Plan (i) been effective as of November 1, 1987; (ii) covered Employees at the Fredericktown, Ohio, facility as of such date; and (iii) stated that an Employee hired at the Fredericktown, Ohio, facility after that date and before January 1, 1989, would become a Participant in the Plan as of his date of hire.

      For purposes of computing such Future Service Account for an individual who became an Employee at the Fredericktown, Ohio, facility on or after November 1, 1987, and before January 1, 1989:

      (a) 1/4th of the maximum taxable Social Security wage bases for 1988 and 1987 shall be assumed to be $11,250 and $1,825 (2/12ths of $10,950), respectively, and

      (b)   the credit as of December 31, 1988, in accordance with Section 3.01
            C. shall be at the rate of 7%.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT
      ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(J).

SUBPART II(K):               PROVISIONS APPLICABLE TO RUSSELLVILLE, ARKANSAS,
                             EMPLOYEES


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(K) shall apply to all Employees who were employed at the Russellville, Arkansas, facility on January 1, 1989. An individual shall not be eligible for any benefit under this Subpart II(K) unless he is described in the preceding sentence.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal the Future Service Account the Employee would have had as of January 1, 1989, had this Plan (i) been effective as of October 1, 1987; (ii) covered employees at the Russellville, Arkansas, facility as of such date; and
      (iii) stated that an Employee hired at the Russellville, Arkansas, facility after that date and before January 1, 1989, would become a Participant in the Plan on his date of hire.

      For purposes of computing such Future Service Account for an individual who became an Employee at the Russellville, Arkansas, facility on or after October 1, 1987, and before January 1, 1989:

      (a) 1/4th of the maximum taxable Social Security wage bases for 1988 and 1987 shall be assumed to be $11,250 and $2,737 (3/12ths of $10,950), respectively, and

      (b)   the credit as of December 31, 1988, in accordance with Section 3.01
            C. shall be at the rate of 7%.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT
ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(K).

SUBPART II(L):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE
                             WEATHERHEAD GENERAL PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(L) shall apply to any individual who had an undistributed accrued benefit under the Weatherhead General Plan (041) as of December 31, 1988, and who is an Employee on January 1, 1989. If an individual had an undistributed accrued benefit under the Weatherhead General Plan as of December 31, 1988, and the individual is employed by the Company on or after January 1, 1989, but is not an Employee on January 1, 1989, the special provisions in this Subpart II(L) shall apply to such individual in the manner prescribed by Section 9 A. or
      Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(L) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal $16.00, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1988, where Credited Service is as defined in the Weatherhead General Plan as in effect on December 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1989, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      No Employee shall have a Supplemental Benefit or a Supplemental Benefit Account under this Subpart II(L).

4.    ANCILLARY BENEFIT ACCOUNT

      An Ancillary Benefit Account shall be established for each Participant who is an Employee as of January 1, 1989, equal to $1,093 discounted by 7% per year (compounded annually) for each year that January 1, 1989, precedes the Participant's Normal Retirement Date. Such Ancillary Benefit Account shall be increased at the end of each Plan Year in the manner described in
      Section 3.01 C.

      A Participant's Ancillary Benefit Account shall be paid only as provided in Section 8 of Subpart II(A).

5.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Weatherhead General Plan as in effect on December 30, 1988 (as though the provisions of the Weatherhead General Plan had remained unchanged after December 30, 1988), based on the Participant's Credited Service as of December 31, 1988, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1994, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Weatherhead General Plan as in effect on December 30, 1988, based on the Participant's Credited Service as of his retirement date. Such amount shall be determined as though the provisions of the Weatherhead General Plan had remained unchanged after December 30, 1988.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 4, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1993, but retires on or after January 1, 1994, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1993, plus (b) increases thereon from January 1, 1994, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity and increasing annuity benefit shall be increased by the same percentage.

SUBPART II(M):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE
                             WEATHERHEAD SALARIED PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(M) shall apply to any individual who had an undistributed accrued benefit under the Weatherhead Salaried Plan (037) as of December 31, 1988, and who is an Employee on January 1, 1989. If an individual had an undistributed accrued benefit under the Weatherhead Salaried Plan as of December 31, 1988, and the individual is employed by the Company on or after January 1, 1989, but is not an Employee on January 1, 1989, the special provisions in this Subpart II(M) shall apply to such individual in the manner prescribed by Section 9 A. or
      Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(M) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal the greater of (a) or (b), where Final Average Earnings, monthly compensation covered by the Federal Social Security Act, and Credited Service are as defined in the Weatherhead Salaried Plan as in effect on December 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1989, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths:

      (a)   The sum of (i), (ii), and (iii):

            (i) 1% of the Employee's Final Average Earnings at December 31, 1988, to a maximum of his monthly compensation covered by the Federal Social Security Act at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1988, to a maximum of 35 such years.

            (ii) 1.2% of the excess, if any, of the Employee's Final Average Earnings at December 31, 1988, over his monthly compensation covered by the Federal Social Security Act at December 31, 1988, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1988, to a maximum of 35 such years.

            (iii)            0.25% of the Employee's Final Average Earnings at

                             December 31, 1988, multiplied by the number of years and fractional parts thereof of the excess, if any, of his Credited Service at December 31, 1988, over 35 years.

      (b) $13.00, multiplied by the number of years and fractional parts thereof of the excess, if any, of his Credited Service at December 31, 1988.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1989, shall equal the greater of (1) the excess of (a) over the sum of (b) and (c), or
      (2) the excess of (d) over (b).

      (a)   190 times the First Objective Benefit described below.

      (b)   the Accrued Benefit Account as of January 1, 1989.

      (c)   the sum of the credits expected to be made in accordance with
            Section 3.01 B. from January 1, 1989, until three years before the Employee's Normal Retirement Date, plus related credits under
            Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1992, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(M).

      (d)   190 times the Second Objective Benefit described below.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1989, to the number of years and months from January 1, 1992, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1989, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the greater of (a) or
      (b), where Final Average Earnings, monthly compensation covered by the Federal Social Security Act, and Credited Service are as defined in the Weatherhead Salaried Plan as in effect on December 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1992, precedes the Employee's Normal Retirement Date, and multiplied by

      91.553/190ths and by 89.2%:

      (a)   The sum of (i), (ii), and (iii):

            (i) 1% of the Employee's projected Final Average Earnings three years before his Normal Retirement Date, to a maximum of his projected monthly compensation covered by the Federal Social Security Act three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date, to a maximum of 35 such years.

            (ii) 1.2% of the excess, if any, of the Employee's projected Final Average Earnings three years before his Normal Retirement Date over his projected monthly compensation covered by the Federal Social Security Act three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date, to a maximum of 35 such years.

            (iii) 0.25% of the Employee's projected Final Average Earnings three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of the excess, if any, of his projected Credited Service three years before his Normal Retirement Date over 35 years.

      (b) $13.00, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Final Average Earnings and projected monthly compensation covered by the Federal Social Security Act shall be determined assuming:

      (a) The Employee's Base Pay and Commissions for 1989 will equal 105% of the greatest of (1) his 1988 Base Pay and Commissions, (2) 105% of his 1987 Base Pay and Commissions, and (3) 110% of his 1986 Base Pay and Commissions.

      (b) his Base Pay and Commissions for subsequent years will increase at the rate of 5% per year.

      (c) Base Pay and Commissions for any part of a year will be a pro rata part of the projected Base Pay and Commissions for the entire year.

      (d) the maximum taxable Social Security wage bases after 1988 will increase at the rate of 4% per year.

5.    SECOND OBJECTIVE BENEFIT

      Each Employee's Second Objective Benefit shall be the same as his First Objective Benefit, except that:

      (a) his Credited Service shall be as of December 31, 1988, rather than projected to three years before his Normal Retirement Date.

      (b) it shall be based on his projected Final Average Earnings and projected monthly compensation covered by the Federal Social Security Act at Normal Retirement Date.

      (c) his Base Pay and Commissions for years after 1988 shall be assumed to increase at the rate of 4.5% per year.

      (d) the maximum taxable Social Security wage bases after 1988 shall be assumed to increase at the rate of 3.5% per year.

      (e) the 7% discount shall be applied for each year that January 1, 1989, precedes his Normal Retirement Date.

      (f) the fraction 86.037/190ths shall be substituted for the fraction 91.553/190ths and 100% shall be substituted for 89.2%.

6.    ANCILLARY BENEFIT ACCOUNT

      An Ancillary Benefit Account shall be established for each Participant who is an Employee as of January 1, 1989, equal to $1,721 discounted by 7% per year (compounded annually) for each year that January 1, 1989, precedes the Participant's Normal Retirement Date. Such Ancillary Benefit Account shall be increased at the end of each Plan Year in the manner described in
      Section 3.01 C.

      A Participant's Ancillary Benefit Account shall be paid only as provided in Section 8 of Subpart II(A).

7.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Weatherhead Salaried Plan as in effect on December 30, 1988 (as though the provisions of the Weatherhead Salaried Plan had remained unchanged after December 30, 1988), based on the Participant's Credited Service, Final Average Earnings, and monthly compensation covered by the Federal Social Security Act as of December 31, 1988, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1994, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Weatherhead Salaried Plan as in effect on December 30, 1988, based on the Participant's Credited Service, Final Average Earnings, and monthly compensation covered by the Federal Social Security Act as of his retirement date. Such amount shall be determined as though the provisions of the Weatherhead Salaried Plan had remained unchanged after December 30, 1988, except that no Base Pay and Commissions in excess of $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code) shall be taken into account.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 7, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1993, but retires on or after January 1, 1994, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1993, plus (b) increases thereon from January 1, 1994, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

8.    PERIOD CERTAIN ANNUITY

      In addition to any form of distribution under Section 3.04 for which he is eligible, a Participant may receive his vested Accrued Benefit described in Section 2 of this Subpart II(M) in the form of a life annuity with a fifteen-year or twenty-year period certain, as described in Section 4.6.2 of the Weatherhead Salaried Plan. A Participant who elects this form of distribution must satisfy the applicable requirements of the Plan, including the consent and minimum distribution requirements of Sections 3.05 and 7.04.

      A Participant may not elect this form of distribution for any benefit that accrues under the Plan after the Adoption Date. A Participant who elects this form of distribution shall receive the automatic form of payment described in Section 3.05 A. or B. (whichever is applicable) for the portion of his benefit that accrues after the Adoption Date, and shall not be eligible to elect any optional form of distribution for such portion of his accrued benefit.

9.    CERTAIN TRANSFERRED EMPLOYEES

      If an individual transferred out of employment covered by the Weatherhead Salaried Plan to employment covered by another qualified defined benefit plan sponsored by the Company (regardless of whether the transfer took place before or after July 1, 1988), the individual's Base Pay and Final Average Earnings under the Weatherhead Salaried Plan, as in effect on December 30, 1988, shall be deemed to include the individual's compensation paid after the transfer by any other employer that is part of the Company, but only to the extent that (i) such compensation would have been treated as Base Pay or Final Average Earnings under the Weatherhead Salaried Plan if it had been paid by a sponsor of that plan, and (ii) such compensation does not exceed the applicable limit under Section 401(a)(17) of the Code.

SUBPART II(N):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE
                             SARASOTA HOURLY PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(N) shall apply to any individual who had an undistributed accrued benefit under the Sarasota Hourly Plan
      (055) as of December 31, 1988, and who is an Employee on January 1, 1989. If an individual had an undistributed accrued benefit under the Sarasota Hourly Plan as of December 31, 1988, and the individual is employed by the Company on or after January 1, 1989, but is not an Employee on January 1, 1989, the special provisions in this Subpart II(N) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(N) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1989, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit as of January 1, 1989, shall equal the Accrued Benefit determined in accordance with Section 2 of Subpart II(B) as though the Employee had been a participant in the Racine Salaried Plan during the period in which he was a participant in the Sarasota Hourly Plan, except that the amounts described in (a) and (b) of such Section 2 shall not be less than the monthly benefit accrued under the Sarasota Hourly Plan as of December 31, 1988.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit and Supplemental Benefit Account as of January 1, 1989, shall equal an amount determined in accordance with
      Section 3 of Subpart II(B) as though the Employee had been a participant in the Racine Salaried Plan during the period in which he was a participant in the Sarasota Hourly Plan.

4.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(N) or under Subpart II(B).

5.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Sarasota Hourly Plan as in effect on December 30, 1988 (as though the provisions of the Sarasota Hourly Plan had remained unchanged after December 30, 1988), based on the Participant's Credited Service, Monthly Compensation, and Social Security Benefit as of December 30, 1988, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1994, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Racine Salaried Plan as in effect on December 30, 1988, based on the Participant's Credited Service, Monthly Compensation, and Social Security Benefit as of his retirement date. Such amount shall be determined as though the provisions of the Racine Salaried Plan had remained unchanged after December 30, 1988, except that no Compensation in excess of $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code) shall be taken into account.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 5, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1993, but retires on or after January 1, 1994, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1993, plus (b) increases thereon from January 1, 1994, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity and increasing annuity benefit shall be increased by the same percentage.

6.    NO DUPLICATION OF BENEFITS

      In no event shall a Participant be entitled to receive duplicate benefits under the Sarasota Hourly Plan and under this Subpart II(N) for the period of service from January 1, 1989, through March 31, 1989.

7.    CERTAIN TRANSFERRED EMPLOYEES

      If an individual transferred out of employment covered by the Sarasota Hourly Plan to employment covered by another qualified defined benefit plan sponsored by the Company (regardless of whether the transfer took place before or after July 1, 1988), the individual's Compensation or Monthly Compensation under the Sarasota Hourly Plan, as in effect on December 30, 1988, shall be deemed to include the individual's compensation paid after the transfer by any other employer that is part of the Company, but only to the extent that (i) such compensation would have been treated as Compensation or Monthly Compensation under the Sarasota Hourly Plan if it had been paid by a sponsor of that plan, and (ii) such compensation does not exceed the applicable limit under Section 401(a)(17) of the Code.

SUBPART II(O):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE TYRONE
                             SALARIED PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(O) shall apply to any individual who had an undistributed accrued benefit under the Tyrone Salaried Plan
      (059) as of December 31, 1989, and who is an Employee on January 1, 1990. If an individual had an undistributed accrued benefit under the Tyrone Salaried Plan as of December 31, 1989, and the individual is employed by the Company on or after January 1, 1990, but is not an Employee on January 1, 1990, the special provisions in this Subpart II(O) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(O) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal the amount specified below, where Average Monthly Compensation, Primary Insurance Amount, and Credited Service are as defined in the Tyrone Salaried Plan as in effect on December 30, 1989, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths:

            57% of the Employee's Final Monthly Earnings at December 31, 1989, less 65% of the Employee's Primary Social Security Benefit at December 31, 1989, multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1989, to a maximum of 30 such years, and divided by 30, less the monthly benefit that is provided under Aetna Group Annuity Contract GA 2744, or that would have been provided under such contract had the Employee not received payment of the lump-sum value thereof.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1990, shall equal the greater of (1) the excess of (a) over the sum of (b) and (c), or
      (2) the excess of (d) over (b):

      (a)   190 times the First Objective Benefit described below.

      (b)   the Accrued Benefit Account as of January 1, 1990.

      (c)   the sum of the credits expected to be made in accordance with
            Section 3.01 B. from January 1, 1990, until three years before the Employee's Normal Retirement Date, plus related credits under
            Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1993, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(O).

      (d)   190 times the Second Objective Benefit described below.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the amount specified below, where Final Monthly Earnings, Primary Social Security Benefit, and Credited Service are as defined in the Tyrone Salaried Plan as in effect on December 30, 1989, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1993, precedes the Employee's Normal Retirement Date, and multiplied by 94.893/190ths and by 71.127%:

            57% of the Employee's projected Final Monthly Earnings three years before his Normal Retirement Date, less 65% of the Employee's projected Primary Social Security Benefit three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date, to a maximum of 30 such years, and divided by 30, less the monthly benefit that is provided under Aetna Group Annuity Contract GA 2744, or that would have been provided under such contract had the Employee not received payment of the lump-sum value thereof.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Final Monthly Earnings and projected Primary Social

      Security Benefit shall be determined assuming:

      (a)   The Employee's Earnings for 1990 will equal 105% of the greatest of
            (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of his 1987 Earnings.

      (b) his Earnings for subsequent years will increase at the rate of 5% per year.

      (c) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (d) his previous Earnings increased at a rate of 6% per year, and were of such amounts that the Employee's average monthly Earnings for 1987 through 1989 equal his Final Monthly Earnings as of December 31, 1989; the maximum taxable Social Security wage bases after 1988 will increase at the rate of 4% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index will be at the rate of 3.5% per year.

5.    SECOND OBJECTIVE BENEFIT

      Each Employee's Second Objective Benefit shall be the same as his First Objective Benefit, except that:

      (a) his Credited Service shall be as of December 31, 1989, rather than projected to three years before his Normal Retirement Date.

      (b) it shall be based on his projected Final Monthly Earning and projected Primary Social Security Benefit at Normal Retirement Date.

      (c) his Earnings for years after 1989 shall be assumed to increase at the rate of 4.5% per year.

      (d) the maximum taxable Social Security wage bases after 1989 shall be assumed to increase at the rate of 3.5% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index shall be at the rate of 3.0% per year.

      (e) the 7% discount shall be applied for each year that January 1, 1990, precedes his Normal Retirement Date.

      (f) the fraction 88.960/190ths shall be substituted for the fraction 94.893/190ths and the factor 100% shall be substituted for the factor 71.127%.

6.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(O).

7.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Tyrone Salaried Plan as in effect on December 30, 1989 (as though the provisions of the Tyrone Salaried Plan had remained unchanged after December 30, 1989), based on the Participant's Credited Service, Average Monthly Compensation, and Primary Insurance Amount as of December 31, 1989, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1995, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum payment that would have been paid under the terms of the Tyrone Salaried Plan as in effect on December 30, 1989, based on the Participant's Credited Service, Average Monthly Compensation, and Primary Insurance Amount as of his retirement date. Such amount shall be determined as though the provisions of the Tyrone Salaried Plan had remained unchanged after December 30, 1989, except as provided below with respect to (i) the $150,000 compensation limit, and (ii) the joint and 66 2/3% survivor annuity.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 7, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1994, but retires on or after January 1, 1995, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1994, plus (b) increases thereon from January 1, 1995, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

      A Participant's five-year grandfather benefit under this Section 7 shall be determined, on and after January 1, 1994, without taking into account monthly compensation for any year (including years before 1994) that exceeds $12,500 (one twelfth of $150,000). In no event shall the recalculation of the Participant's Average Monthly Compensation to reflect the $150,000 compensation limit reduce the Participant's five-year grandfather benefit below the amount that the Participant had accrued as of December 31, 1993, under this Section 7.

8.    JOINT AND 66 2/3% SURVIVOR ANNUITY

      Under the terms of the Tyrone Salaried Plan as in effect on December 30, 1989, certain participants were eligible to receive their benefits in the form of a joint and 66 2/3% survivor annuity. The Tyrone Salaried Plan also offered actuarially equivalent joint and survivor annuities with smaller and larger survivor payment percentages. Effective December 31, 1989, no individual who is covered by this Subpart II(O) shall be eligible to receive any portion of his benefit in the form of a joint and 66 2/3% survivor annuity (regardless of whether the benefit accrued before or after December 31, 1989). An individual who is covered by this Subpart II(O) shall be eligible to receive his benefit in any of the regular forms of distribution under the Plan, including the joint and 50%, 75%, and 100% survivor annuities described in Section 3.04 B. 2.

9.    CERTAIN TRANSFERRED EMPLOYEES

      If an individual transferred out of employment covered by the Tyrone Salaried Plan to employment covered by another qualified defined benefit plan sponsored by the Company (regardless of whether the transfer took place before or after July 1, 1988), the individual's Average Monthly Compensation under the Tyrone Salaried Plan, as in effect on December 30, 1989, shall be deemed to include the individual's compensation paid after the transfer by any other employer that is part of the Company, but only to the extent that (i) such compensation would have been treated as Average Monthly Compensation under the Tyrone Salaried Plan if it had been paid by a sponsor of that plan, and (ii) such compensation does not exceed the applicable limit under Section 401(a)(17) of the Code.

SUBPART II(P):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE GRESEN
                             SALARIED PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(P) shall apply to any individual who had an undistributed accrued benefit under the Gresen Salaried Plan
      (046) as of December 31, 1989, and who is an Employee on January 1, 1990. If an individual had an undistributed accrued benefit under the Gresen Salaried Plan as of December 31, 1989, and the individual is employed by the Company on or after January 1, 1990, but is not an Employee on January 1, 1990, the special provisions in this Subpart II(P) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(P) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal the excess of (a) over (b), where Average Monthly Compensation, Primary Social Security Benefit, and Benefit Accrual Service are as defined in the Gresen Salaried Plan as in effect on December 30, 1989, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths:

      (a) 1.6% of the Employee's Average Monthly Compensation at December 31, 1989, multiplied by the number of years and fractional parts thereof of his Benefit Accrual Service at December 31, 1989.

      (b) 2.0% of the Employee's Primary Social Security Benefit at December 31, 1989, multiplied by the number of years and fractional parts thereof of his Benefit Accrual Service at December 31, 1989, to a maximum of 25 such years.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1990, shall equal the greater of (1) the excess of (a) over the sum of (b) and (c), or
      (2) the excess of (d) over (b):

      (a)   190 times the First Objective Benefit described below.

      (b)   the Accrued Benefit Account as of January 1, 1990.

      (c)   the sum of the credits expected to be made in accordance with
            Section 3.01 B. from January 1, 1990, until three years before the Employee's Normal Retirement Date, plus related credits under
            Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1993, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(P).

      (d)   190 times the Second Objective Benefit described below.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Benefit Accrual Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the excess of (a) over
      (b), where Average Monthly Compensation, Primary Social Security Benefit, and Benefit Accrual Service are as defined in the Gresen Salaried Plan as in effect on December 30, 1989, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1993, precedes the Employee's Normal Retirement Date, and multiplied by 94.893/190ths and by 77.37%:

      (a) 1.6% of the Employee's projected Average Monthly Compensation three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Benefit Accrual Service three years before his Normal Retirement Date.

      (b) 2.0% of the Employee's projected Primary Social Security Benefit three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Benefit Accrual Service three years before his Normal Retirement Date, to a maximum of 25 such years.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Average Monthly Compensation and projected Primary Social Security Benefit shall be determined assuming:

      (a)   The Employee's Earnings for 1990 will equal 105% of the greater of
            (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of his 1987 Earnings.

      (b) his Earnings for subsequent years will increase at the rate of 5% per year.

      (c) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (d) his previous Earnings increased at a rate of 6% per year, and were of such amounts that the Employee's average monthly Earnings for 1987 through 1989 equal his Average Monthly Compensation as of December 31, 1989; the maximum taxable Social Security wage bases after 1988 will increase at the rate of 4% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index will be at the rate of 3.5% per year.

5.    SECOND OBJECTIVE BENEFIT

      Each Employee's Second Objective Benefit shall be the same as his First Objective Benefit, except that:

      (a) his Benefit Accrual Service shall be as of December 31, 1989, rather than projected to three years before his Normal Retirement Date.

      (b) it shall be based on his projected Average Monthly Compensation and projected Primary Social Security Benefit at Normal Retirement Date.

      (c) his Earnings for years after 1989 shall be assumed to increase at the rate of 4.5% per year.

      (d) the maximum taxable Social Security wage bases after 1989 shall be assumed to increase at the rate of 3.5% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index shall be at the rate of 3.0% per year.

      (e) the 7% discount shall be applied for each year that January 1, 1990, precedes his Normal Retirement Date.

      (f)   the fraction 88.960/190ths shall be substituted for the fraction

            94.893/190ths and the factor 100% shall be substituted for the factor 77.37%.

6.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(P).

7.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Gresen Salaried Plan as in effect on December 30, 1989 (as though the provisions of the Gresen Salaried Plan had remained unchanged after December 30, 1989), based on the Participant's Benefit Accrual Service, Average Monthly Compensation, and Primary Social Security Benefit as of December 31, 1989, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1995, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum payment that would have been paid under the terms of the Gresen Salaried Plan as in effect on December 30, 1989, based on the Participant's Benefit Accrual Service, Average Monthly Compensation, and Primary Social Security Benefit as of his retirement date. Such amount shall be determined as though the provisions of the Gresen Salaried Plan had remained unchanged after December 30, 1989, except as provided below with respect to the $150,000 compensation limit.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 7, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1994, but retires on or after January 1, 1995, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1994, plus (b) increases thereon from January 1, 1995, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

      A Participant's five-year grandfather benefit under this Section 7 shall be determined, on and after January 1, 1994, without taking into account monthly compensation for any year (including years before 1994) that exceeds $12,500

      (one twelfth of $150,000). In no event shall the recalculation of the Participant's Average Monthly Compensation to reflect the $150,000 compensation limit reduce the Participant's five-year grandfather benefit below the amount that the Participant had accrued as of December 31, 1993, under this Section 7.

8.    PERIOD CERTAIN ANNUITY

      In addition to any form of distribution under Section 3.04 for which he is eligible, a Participant may receive his vested Accrued Benefit described in Section 2 of this Subpart II(P) in the form of a life annuity with a stipulated guaranteed number of payments to his designated beneficiary, as described in Section 4.7.1 of the Gresen Salaried Plan. A Participant who elects this form of distribution must satisfy the applicable requirements of the Plan, including the consent and minimum distribution requirements of Sections 3.05 and 7.04.

      A Participant may not elect this form of distribution for any benefit that accrues under the Plan after the Adoption Date. A Participant who elects this form of distribution shall receive the automatic form of payment described in Section 3.05 A. or B. (whichever is applicable) for the portion of his benefit that accrues after the Adoption Date, and shall not be eligible to elect any optional form of distribution for such portion of his accrued benefit.

9.    CERTAIN TRANSFERRED EMPLOYEES

      If an individual transferred out of employment covered by the Gresen Salaried Plan to employment covered by another qualified defined benefit plan sponsored by the Company (regardless of whether the transfer took place before or after July 1, 1988), the individual's Average Monthly Compensation under the Gresen Salaried Plan, as in effect on December 30, 1989, shall be deemed to include the individual's compensation paid after the transfer by any other employer that is part of the Company, but only to the extent that (i) such compensation would have been treated as Average Monthly Compensation under the Gresen Salaried Plan if it had been paid by a sponsor of that plan, and (ii) such compensation does not exceed the applicable limit under Section 401(a)(17) of the Code.

SUBPART II(Q):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE HEIL
                             SALARIED PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(Q) shall apply to any individual who had an undistributed accrued benefit under The Heil Company Salaried Employees Pension Plan (the "Heil Salaried Plan") as of January 31, 1985; who is an Employee on July 1, 1989; and whose undistributed accrued benefit under the Heil Salaried Plan has been transferred to the Dana Corporation Retirement and Thrift Plan (017). An individual shall not be eligible for any benefit under this Subpart II(Q) unless he is described in the first sentence of this paragraph.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      No Employee shall have an Accrued Benefit or Accrued Benefit Account under this Subpart II(Q).

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of July 1, 1989, shall equal the excess of (a) over the sum of (b) and (c), or, if greater, the amount determined in accordance with Subpart II(R):

      (a)   190 times the First Objective Benefit described below.

      (b) the Employee's account balance as of July 1, 1989, under the Dana Corporation Savings and Investment Plan, which consists of:

            (i) the value of the Company's Basic Contributions under that plan as of July 1, 1989, and

            (ii) the amount that was transferred from the Heil Salaried Plan to the Dana Corporation Retirement and Thrift Plan on April 1, 1986, with interest at the rate of 7% from April 1, 1986, to July 1, 1989.

      (c)   the sum of the credits expected to be made in accordance with
            Section 3.01 B. from July 1, 1989, until three years before the Employee's Normal Retirement Date, plus related credits under
            Section 3.01 C., discounted 7% per year (compounded annually) for each year that July 1, 1992, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(Q). The credit for the 1989 Plan Year shall be equal to the percentage, determined in accordance with Section 3.01 B., of the Employee's Earnings during the period July 1 through December 31, 1989, except that (i) the percentage in the second column shall apply to Earnings up to $6,000 (1/8th of the maximum Social Security wage base for 1989), and (ii) the percentage in the third column shall apply to Earnings in excess of $6,000.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after July 1, 1989, to the number of years and months from July 1, 1992, to the Employee's Normal Retirement Date.

      If an employee has reached age 62 on or before July 1, 1989, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the sum of (a) and
      (b), where Final Monthly Earnings and Credited Service are as defined in the Heil Salaried Plan as last in effect prior to its termination, such amount then discounted 7% per year (compounded annually) for each year that July 1, 1992, precedes the Employee's Normal Retirement Date, and multiplied by 94.893/190ths:

      (a) 30% of the Employee's projected Final Monthly Earnings three years before his Normal Retirement Date, less $82, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date, if less than 15, divided by 15.

      (b) 0.5% of the Employee's projected Final Monthly Earnings three years before his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Credited Service three years before his Normal Retirement Date.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit and Supplemental Benefit, the following assumptions shall be made:

      (a)   The Employee's Earnings for 1989 will equal 105% of the greatest of
            (1) his 1988 Earnings, (2) 105% of his 1987 Earnings, or (3) 110% of his 1986 Earnings.

      (b) His Earnings for subsequent years will increase at the rate of 5% per year.

      (c) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (d) The maximum taxable Social Security wage bases after 1989 will increase at the rate of 4% per year.

      (e) Credited Service shall include the individual's service with the Heil Company through the date on which Dana Corporation purchased the facility at which the individual was employed.

5.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(Q).


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SUBPART II(R):               PROVISIONS APPLICABLE TO ARAB, ALABAMA, EMPLOYEES

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(R) shall apply to any individual employed at the Arab, Alabama, facility as of July 1, 1989, who is an Employee on July 1, 1989, and who has completed at least one year of Vesting Service on that date. An individual shall not be eligible for any benefit under this Subpart II(R) unless he is described in the preceding sentence.

2.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of July 1, 1989, shall equal the excess of the First Objective Benefit over the Second Objective Benefit.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after July 1, 1989, to the number of years and months from July 1, 1992, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before July 1, 1989, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

3.    FIRST AND SECOND OBJECTIVE BENEFITS

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the sum of the employer contributions expected to be made under the Dana Corporation Savings and Investment Plan (had it continued unchanged) after July 1, 1989, and before the Employee's Normal Retirement Date, accumulated with interest at the rate of 7% per year (compounded annually) from the date each such contribution is expected to have been made to the date three years before Normal Retirement Date, such amount then discounted 7% per year (compounded annually) for each year that July 1, 1992, precedes the Employee's Normal Retirement Date.

      Each Employee's Second Objective Benefit shall equal the sum of the credits expected to be made in accordance with Section 3.01 B., from July 1, 1989, until the date that is three years before the Employee's Normal Retirement Date, accumulated with interest at the rate of 7% per year (compounded annually) from the date each such credit is expected to have been made to Normal Retirement Date, such amount then discounted 7% per year (compounded annually) for each year that July 1, 1992, precedes the

      Employee's Normal Retirement Date. The credit for the 1989 Plan Year shall be equal to the percentage, determined in accordance with Section 3.01 B., of the Employee's Earnings during the period July 1 through December 31, 1989, except that (i) the percentage in the second column shall apply to Earnings up to $6,000 (1/8th of the maximum Social Security wage base for 1989), and (ii) the percentage in the third column shall apply to Earnings in excess of $6,000.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First and Second Objective Benefit, the following assumptions shall be made:

      (a) each year's employer contributions under the Dana Corporation Savings and Investment Plan would have equaled 4% of Earnings for the year.

      (b) The Employee's 1989 Earnings will equal 105% of the greatest of (1) his 1988 Earnings, (2) 105% of his 1987 Earnings, or (3) 110% of his 1986 Earnings.

      (c) his Earnings for subsequent years will increase at the rate of 5% per year.

      (d) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (e) the maximum taxable Social Security wage bases after 1989 will increase at the rate of 4% per year.

      (f) Credited Service shall include the individual's service with the Heil Company through the date on which Dana Corporation purchased the facility at which the individual was employed.

4.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT; ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Accrued Benefit, Accrued Benefit Account, or Ancillary Benefit Account under this Subpart II(R).

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SUBPART II(S):               PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF THE
                             MOBILE FLUID PRODUCTS DIVISION

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(S) shall apply to any individual who is an Employee on January 1, 1990; who has completed at least one year of Vesting Service on that date; and who was employed at one of the following locations of the Mobile Fluid Products Division as of January 1, 1990: the Division Office; the Greenville, South Carolina, plant; the Lancaster, Texas, facility; the Santa Ana, California, facility; or the Summerville, South Carolina, facility. An individual shall not be eligible for any benefit under this Subpart II(S) unless he is described in the preceding sentence.

2.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1990, shall equal the excess of the First Objective Benefit over the Second Objective Benefit.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

3.    FIRST AND SECOND OBJECTIVE BENEFITS

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the sum of the employer contributions expected to be made under the Dana Corporation Savings and Investment Plan (had it continued unchanged) after January 1, 1990, and before the Employee's Normal Retirement Date, accumulated with interest at the rate of 7% per year (compounded annually) from the date each such contribution is expected to have been made to the date three years before Normal Retirement Date, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1993, precedes the Employee's Normal Retirement Date.

      Each Employee's Second Objective Benefit shall equal the sum of the credits expected to be made in accordance with Section 3.01 B., from January 1, 1990, until the date that is three years before the Employee's Normal Retirement Date, accumulated with interest at the rate of 7% per year (compounded annually) from the date each such credit is expected to have been made to Normal Retirement Date, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1993, precedes the Employee's Normal Retirement Date.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First and Second Objective Benefit, the following assumptions shall be made:

      (a) Each year's employer contributions under the Dana Corporation Savings and Investment Plan would have equaled 4% of Earnings for the year.

      (b) The Employee's 1990 Earnings will equal 105% of the greatest of (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of his 1987 Earnings.

      (c) His Earnings for subsequent years will increase at the rate of 5% per year.

      (d) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (e) The maximum taxable Social Security wage bases after 1990 will increase at the rate of 4% per year.

4.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT; ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Accrued Benefit, Accrued Benefit Account, or Ancillary Benefit Account under this Subpart II(S).

SUBPART II(T):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE WARNER
                             UNIFORM SALARIED PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(T) shall apply to any individual who had an undistributed accrued benefit under the Warner Uniform Salaried Plan (065) as of December 31, 1989, and who is an Employee on January 1, 1990. If an individual had an undistributed accrued benefit under the Warner Uniform Salaried Plan as of December 31, 1989, and the individual is employed by the Company on or after January 1, 1990, but is not an Employee on January 1, 1990, the special provisions in this Subpart II(T) shall apply to such individual in the manner prescribed by Section 9 A. or
      Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(T) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal 190 times the Employee's Accrued Benefit. Each Employee's Accrued Benefit shall equal the excess of (a) over the sum of (b), (c), and (d), where Effective Monthly Compensation and Years of Benefit Accrual are as defined in the Warner Uniform Salaried Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths:

      (a) 1 2/3% of the Employee's Effective Monthly Compensation at December 31, 1989, multiplied by the number of years and fractional parts thereof of his Years of Benefit Accrual at December 31, 1989, to a maximum of 30 such years.

      (b) 1 2/3% of the Employee's Social Security benefit at December 31, 1989, determined under the 100% table of Appendix A of the Plan, multiplied by the number of years and fractional parts thereof of his Years of Benefit Accrual at December 31, 1989, to a maximum of 30 such years.

      (c)   any monthly benefit payable to the Employee at age 65 under either
            (i) the Pension Agreement (in effect as of the date of the Employee's transfer on or after October 1, 1976) between the Beaver Aerospace Division of Dana Corporation and the International Union U.A.W. Local 540 (063), or (ii)
            the Pension Agreement between Warner Electric Brake & Clutch Company and the United Steelworkers of America Local Union No. 3245 (064), determined, in each case, using the benefit rate in effect at the time of the Employee's transfer out of covered employment under Plan 063 or Plan 064.

      (d) the annuitized equivalent (as determined by reference to Table A-1 of the Warner Uniform Salaried Plan (065)) of any prior distributions made to the Employee from the Warner Electric Brake & Clutch Company Salaried Employees' Retirement Plan, provided that such Employee's Benefit Accrual Service attributable to such prior distributions was taken into account for purposes of calculating the amount to be credited to his account (the "Retirement Plan Account") under the Warner Electric Brake & Clutch Company Salaried Employees' Retirement Plan.

      If the Employee has a Retirement Plan Account under the Warner Electric Brake & Clutch Company Salaried Employees' Retirement Plan, his Accrued Benefit Account as of January 1, 1990, shall equal the amount determined in the preceding paragraphs, reduced by (e):

      (e) the value of the Employee's Retirement Plan Account as of December 31, 1989, that is not attributable to the Employee's own contributions.

      If an Employee has reached age 62 on or before January 1, 1990, his Accrued Benefit Account as of January 1, 1990, shall be increased by (f):

      (f) the amount that would have been the Employee's Supplemental Benefit Account, calculated as described in Section 3.

      If an Employee's Accrued Benefit Account is adjusted as provided in paragraph (e) or (f), the amount of the Employee's Accrued Benefit shall equal 1/190th of his Accrued Benefit Account.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1990, shall equal the excess of (a) over the sum of (b) and (c):

      (a)   190 times the First Objective Benefit described in Section 4.

      (b) the Employee's Accrued Benefit Account as of January 1, 1990, determined before the adjustment in paragraph (f) of Section 2; or, if the Employee had a Retirement Plan Account on December 31, 1989, that was not attributable to the Employee's own contributions, the greater of

            (i) the Employee's Accrued Benefit Account as of January 1, 1990, determined before the adjustments in paragraphs (e) and (f) of
            Section 2, or (ii) the value of the Employee's Retirement Plan Account as of December 31, 1989, that was not attributable to the Employee's own contributions.

      (c) the sum of the credits, based on the total elapsed time worked for the Company, expected to be made in accordance with Section 3.01 B. from January 1, 1990, until the Employee's Normal Retirement Date, plus related credits under Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(T).

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account. Instead, the amount that would have been the Employee's Supplemental Benefit Account, determined in accordance with this Section 3, shall be added to the Employee's Accrued Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the excess of (a) over the sum of (b), (c), and (d), where Effective Monthly Compensation, Social Security Benefit, and Years of Benefit Accrual are as defined in the Warner Uniform Salaried Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths:

      (a) 1 2/3% of the Employee's projected Effective Monthly Compensation at his Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Years of Benefit Accrual three years before his Normal Retirement Date plus three additional Years of Benefit Accrual, to a maximum of 30 Years of Benefit Accrual.

      (b) 1 2/3% of the Employee's projected Social Security Benefit at Normal Retirement Date, multiplied by the projected number of years and fractional parts thereof of his Years of Benefit Accrual three years before his Normal Retirement Date plus three additional Years of Benefit Accrual, to a maximum of 30 Years of Benefit Accrual.

      (c)   any monthly benefit payable to the Employee at age 65 under either
            (i) the Pension Agreement (in effect as of the date of the Employee's transfer on or after October 1, 1976) between the Beaver Aerospace Division of Dana Corporation and the International Union U.A.W. Local 540 (063), or (ii) the Pension Agreement between Warner Electric Brake & Clutch Company and the United Steelworkers of America Local Union No. 3245 (064), determined, in each case, using the benefit rate in effect at the time of the Employee's transfer out of covered employment under Plan 063 or Plan 064.

      (d) the annuitized equivalent (as determined by reference to Table A-1 of the Warner Uniform Salaried Plan (065)) of any prior distributions made to the Employee from the Warner Electric Brake & Clutch Company Salaried Employees' Retirement Plan, provided that such Employee's Benefit Accrual Service attributable to such prior distributions was taken into account for purposes of calculating the amount to be credited to his Retirement Plan Account.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Effective Monthly Compensation and projected Social Security Benefit shall be determined assuming:

      (a) The Employee's Compensation for 1990 will equal 105% of the greatest of (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of his 1987 Earnings.

      (b) his Compensation for subsequent years will increase at the rate of 5% per year.

      (c) Compensation for any part of a year will be a pro rata part of the projected Compensation for the entire year.

      (d) his previous Compensation increased at a rate of 6% per year, and was of such amount that the Employee's average monthly Compensation for 1987 through 1989 equals his Effective Monthly Compensation as of December 31, 1989; the maximum taxable Social Security wage bases after 1989 will increase at the rate of 4% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index will be at the rate of 3.5% per year.

      (e) The Social Security Benefit will be determined by applying (i) the ratio that the Social Security Benefit determined under Section 2(b), above, bears to $899 (which ratio shall not exceed 1.0) to
            (ii) the projected Social Security Benefit determined under Section 4 B(d), above.

5.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(T).

6.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Warner Uniform Salaried Plan as in effect on December 30, 1989 (as though the provisions of the Warner Uniform Salaried Plan had remained unchanged after December 30, 1989), based on the Participant's Years of Benefit Accrual, Effective Monthly Compensation, and Social Security Benefit as of December 31, 1989, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1995, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Warner Uniform Salaried Plan as in effect on December 30, 1989, based on the Participant's Years of Benefit Accrual, Effective Monthly Compensation, and Social Security Benefit as of his retirement date. Such amount shall be determined as though the provisions of the Warner Uniform Salaried Plan had remained unchanged after December 30, 1989, except as provided below with respect to the $150,000 compensation limit.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 6, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1994, but retires on or after January 1, 1995, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1994, plus (b) increases thereon from January 1, 1995, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

      A Participant's five-year grandfather benefit under this Section 6 shall be determined, on and after January 1, 1994, without taking into account monthly compensation for any year (including years before 1994) that exceeds $12,500 (one twelfth of $150,000). In no event shall the recalculation of the Participant's Effective Monthly Compensation to reflect the $150,000 compensation limit reduce the Participant's five-year grandfather benefit below the amount that the Participant had accrued as of December 31, 1993, under this Section 6.

      If a Participant was a participant in the Beaver Precision Products Inc. Employees' Retirement Income Plan as in effect on September 30, 1976, and was employed in the office at Troy, Michigan, as of October 1, 1976, and if the Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Beaver Precision Products Inc. Employees' Retirement Income Plan at the benefit level in effect as of his retirement date, and assuming his service had continued under that plan until his retirement date (but determined without taking into account compensation in excess of the applicable limit under Section 401(a)(17) of the Code).

7.    CREDITED SERVICE

      A Participant's Credited Service under the Plan as of January 1, 1990, shall equal his Years of Benefit Accrual under the Warner Uniform Salaried Plan as of December 31, 1989.

8.    CERTAIN TRANSFERRED EMPLOYEES

      If an individual transferred out of employment covered by the Warner Uniform Salaried Plan to employment covered by another qualified defined benefit plan sponsored by the Company (regardless of whether the transfer took place before or after July 1, 1988), the individual's Effective Monthly Compensation under the Warner Uniform Salaried Plan, as in effect on December 30, 1989, shall be deemed to include the individual's compensation paid after the transfer by any other employer that is part of the Company, but only to the extent that (i) such compensation would have been treated as Effective Monthly Compensation under the Warner Uniform Salaried Plan if it had been paid by a sponsor of that plan, and (ii) such compensation does not exceed the applicable limit under Section 401(a)(17) of the Code.


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SUBPART II(U):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE PSI
                             HOURLY PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(U) shall apply to any individual who had an undistributed accrued benefit under the PSI Hourly Plan (067) as of December 31, 1989, and who is an Employee on January 1, 1990. If an individual had an undistributed accrued benefit under the PSI Hourly Plan as of December 31, 1989, and the individual is employed by the Company on or after January 1, 1990, but is not an Employee on January 1, 1990, the special provisions in this Subpart II(U) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(U) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal 190 times the Employee's Accrued Benefit.

      Each Employee's Accrued Benefit shall equal $12.00 multiplied by the number of years and fractional parts thereof of his Years of Benefit Accrual at December 31, 1989, to a maximum of 35 such years, where Years of Benefit Accrual are as defined in the PSI Hourly Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

      If an Employee has reached age 62 on or before January 1, 1990, his Accrued Benefit Account as of January 1, 1990, shall be increased by the amount that would have been the Employee's Supplemental Benefit Account, calculated as described in Section 3.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1990, shall equal the excess of (a) over the sum of (b) and (c):

      (a)   190 times the First Objective Benefit described in Section 4.

      (b) the Employee's Accrued Benefit Account as of January 1, 1990, determined before the adjustment in the last paragraph of Section 2.

      (c) the sum of the credits, based on the total elapsed time worked for the Company, expected to be made in accordance with Section 3.01 B. from January 1, 1990, until the Employee's Normal Retirement Date, plus related credits under Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(U).

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account. Instead, the amount that would have been the Employee's Supplemental Benefit Account, determined in accordance with this Section 3, shall be added to the Employee's Accrued Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal $12.00, multiplied by the projected number of years and fractional parts thereof of his Years of Benefit Accrual three years before his Normal Retirement Date plus three additional Years of Benefit Accrual, to a maximum of 35 Years of Benefit Accrual, where Years of Benefit Accrual are as defined in the PSI Hourly Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Compensation shall be determined assuming:

      (a) the Employee's Compensation for 1990 will equal 105% of the greatest of (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of
            his 1987 Earnings.

      (b) his Compensation for subsequent years will increase at the rate of 5% per year.

      (c) Compensation for any part of a year will be a pro rata part of the projected Compensation for the entire year.

      (d) the maximum taxable Social Security wage bases after 1989 will increase at the rate of 4% per year.

5.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(U).

6.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the PSI Hourly Plan as in effect on December 30, 1989 (as though the provisions of the PSI Hourly Plan had remained unchanged after December 30, 1989), based on the Participant's Years of Benefit Accrual as of December 31, 1989, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1995, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the PSI Hourly Plan as in effect on December 30, 1989, based on the Participant's Years of Benefit Accrual as of his retirement date. Such amount shall be determined as though the provisions of the PSI Hourly Plan had remained unchanged after December 30, 1989.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 6, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1994, but retires on or after January 1, 1995, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1994, plus (b) increases thereon from January 1, 1995, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

7.    TRANSFERRED EMPLOYEES

      If an individual is entitled to benefits in accordance with this Subpart II(U), but ceased to accrue Years of Benefit Accrual prior to December 31, 1989, on account of his transfer out of covered employment, his Accrued Benefit and Accrued Benefit Account shall be determined based on the benefit rate in effect as of the date of the last such transfer rather than $12.00, and he shall not be entitled to a Supplemental Benefit or Supplemental Benefit Account under this Subpart II(U).

8.    CREDITED SERVICE

      A Participant's Credited Service under the Plan as of January 1, 1990, shall equal his Years of Benefit Accrual under the PSI Hourly Plan as of December 31, 1989.

SUBPART II(V):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE
                             ALCOILS HOURLY PLAN

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(V) shall apply to any individual who had an undistributed accrued benefit under the Alcoils Hourly Plan
      (068) as of December 31, 1989, and who is an Employee on January 1, 1990. If an individual had an undistributed accrued benefit under the Alcoils Hourly Plan as of December 31, 1989, and the individual is employed by the Company on or after January 1, 1990, but is not an Employee on January 1, 1990, the special provisions in this Subpart II(V) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(V) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal 190 times the Employee's Accrued Benefit.

      Each Employee's Accrued Benefit shall equal $12.00 multiplied by the number of years and fractional parts thereof of his Years of Benefit Accrual at December 31, 1989, to a maximum of 35 such years, where Years of Benefit Accrual are as defined in the Alcoils Hourly Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

      If an Employee has reached age 62 on or before January 1, 1990, his Accrued Benefit Account as of January 1, 1990, shall be increased by the amount that would have been the Employee's Supplemental Benefit Account, calculated as described in Section 3.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employees' Supplemental Benefit Account as of January 1, 1990, shall equal the excess of (a) over the sum of (b) and (c):

      (a)   190 times the First Objective Benefit described in Section 4.

      (b) the Employee's Accrued Benefit Account as of January 1, 1990, determined before the adjustment in the last paragraph of Section 2.

      (c) the sum of the credits, based on the total elapsed time worked for the Company, expected to be made in accordance with Section 3.01 B. from January 1, 1990, until the Employee's Normal Retirement Date, plus related credits under Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(V).

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account. Instead, the amount that would have been the Employee's Supplemental Benefit Account, determined in accordance with this Section 3, shall be added to the Employee's Accrued Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal $12.00, multiplied by the projected number of years and fractional parts thereof of his Years of Benefit Accrual three years before his Normal Retirement Date plus three additional Years of Benefit Accrual, to a maximum of 35 Years of Benefit Accrual, where Years of Benefit Accrual are as defined in the Alcoils Hourly Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Compensation shall be determined assuming:

      (a) the Employee's Compensation for 1990 will equal 105% of the greatest of (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of
            his 1987 Earnings.

      (b) his Compensation for subsequent years will increase at the rate of 5% per year.

      (c) Compensation for any part of a year will be a pro rata part of the projected Compensation for the entire year.

      (d) the maximum taxable Social Security wage bases after 1989 will increase at the rate of 4% per year.

5.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(V).

6.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Alcoils Hourly Plan as in effect on December 30, 1989 (as though the provisions of the Alcoils Hourly Plan had remained unchanged after December 30, 1989), based on the Participant's Years of Benefit Accrual as of December 31, 1989, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1995, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Alcoils Hourly Plan as in effect on December 30, 1989, based on the Participant's Years of Benefit Accrual as of his retirement date. Such amount shall be determined as though the provisions of the Alcoils Hourly Plan had remained unchanged after December 30, 1989.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 6, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1994, but retires on or after January 1, 1995, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1994, plus (b) increases thereon from January 1, 1995, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

7.    TRANSFERRED EMPLOYEES

      If an individual is entitled to benefits in accordance with this Subpart II(V), but ceased to accrue Years of Benefit Accrual prior to December 31, 1989, on account of his transfer out of covered employment, his Accrued Benefit and Accrued Benefit Account shall be determined based on the benefit rate in effect as of the date of the last such transfer rather than $12.00, and he shall not be entitled to a Supplemental Benefit or Supplemental Benefit Account under this Subpart II(V).

8.    CREDITED SERVICE

      A Participant's Credited Service under the Plan as of January 1, 1990, shall equal his Years of Benefit Accrual under the Alcoils Hourly Plan as of December 31, 1989.

SUBPART II(W):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE
                             MARENGO HOURLY PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(W) shall apply to any individual who had an undistributed accrued benefit under the Marengo Hourly Plan
      (069) as of December 31, 1989, and who is an Employee on January 1, 1990. If an individual had an undistributed accrued benefit under the Marengo Hourly Plan as of December 31, 1989, and the individual is employed by the Company on or after January 1, 1990, but is not an Employee on January 1, 1990, the special provisions in this Subpart II(W) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(W) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal 190 times the Employee's Accrued Benefit.

      Each Employee's Accrued Benefit shall equal $12.00 multiplied by the number of years and fractional parts thereof of his Years of Benefit Accrual at December 31, 1989, to a maximum of 35 such years, where Years of Benefit Accrual are as defined in the Marengo Hourly Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

      If an Employee has reached age 62 on or before January 1, 1990, his Accrued Benefit Account as of January 1, 1990, shall be increased by the amount that would have been the Employee's Supplemental Benefit Account, calculated as described in Section 3.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employees' Supplemental Benefit Account as of January 1, 1990, shall equal the excess of (a) over the sum of (b) and (c):

      (a)   190 times the First Objective Benefit described in Section 4.

      (b) the Employee's Accrued Benefit Account as of January 1, 1990, determined before the adjustment in the last paragraph of Section 2.

      (c) the sum of the credits, based on the total elapsed time worked for the Company, expected to be made in accordance with Section 3.01 B. from January 1, 1990, until the Employee's Normal Retirement Date, plus related credits under Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(W).

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account. Instead, the amount that would have been the Employee's Supplemental Benefit Account, determined in accordance with this Section 3, shall be added to the Employee's Accrued Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal $12.00, multiplied by the projected number of years and fractional parts thereof of his Years of Benefit Accrual three years before his Normal Retirement Date plus three additional Years of Benefit Accrual, to a maximum of 35 Years of Benefit Accrual, where Years of Benefit Accrual are as defined in the Marengo Hourly Plan as in effect on December 30, 1989 (except that the Employee's fractional Years of Benefit Accrual for his year of hire shall equal two times his actual period of employment in such year, but shall not exceed one year), such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Compensation shall be determined assuming:

      (a) the Employee's Compensation for 1990 will equal 105% of the greatest of

            (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of his 1987 Earnings.

      (b) his Compensation for subsequent years will increase at the rate of 5% per year.

      (c) Compensation for any part of a year will be a pro rata part of the projected Compensation for the entire year.

      (d) the maximum taxable Social Security wage bases after 1989 will increase at the rate of 4% per year.

5.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(W).

6.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the Marengo Hourly Plan as in effect on December 30, 1989 (as though the provisions of the Marengo Hourly Plan had remained unchanged after December 30, 1989), based on the Participant's Years of Benefit Accrual as of December 31, 1989, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1995, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the Marengo Hourly Plan as in effect on December 30, 1989, based on the Participant's Years of Benefit Accrual as of his retirement date. Such amount shall be determined as though the provisions of the Marengo Hourly Plan had remained unchanged after December 30, 1989.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 6, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1994, but retires on or after January 1, 1995, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1994, plus (b) increases thereon from January 1, 1995, at the rate described in Section 3.01

      C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

7.    TRANSFERRED EMPLOYEES

      If an individual is entitled to benefits in accordance with this Subpart II(W), but ceased to accrue Years of Benefit Accrual prior to December 31, 1989, on account of his transfer out of covered employment, his Accrued Benefit and Accrued Benefit Account shall be determined based on the benefit rate in effect as of the date of the last such transfer rather than $12.00, and he shall not be entitled to a Supplemental Benefit or Supplemental Benefit Account under this Subpart II(W).

8.    CREDITED SERVICE

      A Participant's Credited Service under the Plan as of January 1, 1990, shall equal his Years of Benefit Accrual under the Marengo Hourly Plan as of December 31, 1989.

SUBPART II(X):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE IPTD
                             PENSION PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(X) shall apply to any individual who had an undistributed accrued benefit under the IPTD Pension Plan (031) as of December 31, 1989, and who is an Employee on January 1, 1990. If an individual had an undistributed accrued benefit under the IPTD Pension Plan as of December 31, 1989, and the individual is employed by the Company on or after January 1, 1990, but is not an Employee on January 1, 1990, the special provisions in this Subpart II(X) shall apply to such individual in the manner prescribed by Section 9 A. or Section 9 B. of Subpart II(A), whichever is applicable. An individual shall not be eligible for any benefit under this Subpart II(X) unless he is described in one of the two preceding sentences.

2.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal 190 times the Employee's Accrued Benefit.

      Each Employee's Accrued Benefit shall equal $12.00 multiplied by the number of years and fractional parts thereof of his Credited Service at December 31, 1989, where Credited Service is as defined in the IPTD Pension Plan as in effect on December 30, 1989, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employees' Supplemental Benefit Account as of January 1, 1990, shall equal the excess of (a) 190 times the First Objective Benefit described in
      Section 4 over the sum of (b) his Accrued Benefit Account as of January 1, 1990, plus (c) the sum of the credits expected to be made in accordance with Section 3.01 B. from January 1, 1990, until the Employee's Normal Retirement Date, plus related credits under Section 3.01 C., discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, using the assumptions described in Section 4 of this Subpart II(X).

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1990, to the number of years and months from January 1, 1993, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1990, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

4.    FIRST OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal $12.00, multiplied by the projected number of years and fractional parts thereof of his Credited Service at Normal Retirement Date, where Credited Service is as defined in the IPTD Pension Plan as in effect on December 30, 1989, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1990, precedes the Employee's Normal Retirement Date, and multiplied by 88.960/190ths.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First Objective Benefit, the Employee's projected Compensation shall be determined assuming:

      (a) the Employee's Compensation for 1990 will equal 105% of the greatest of (1) his 1989 Earnings, (2) 105% of his 1988 Earnings, and (3) 110% of his 1987 Earnings.

      (b) his Compensation for subsequent years will increase at the rate of 5% per year.

      (c) Compensation for any part of a year will be a pro rata part of the projected Compensation for the entire year.

      (d) the maximum taxable Social Security wage bases after 1989 will increase at the rate of 4% per year.

5.    ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Ancillary Benefit Account under this Subpart II(X).

6.    NO REDUCTION IN BENEFITS

      If a Participant's benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the benefit that would have been paid under the terms of the IPTD Pension Plan as in effect on December 30, 1989 (as though the provisions of the IPTD Pension Plan had remained unchanged after December 30, 1989), based on the Participant's Credited

      Service as of December 31, 1989, and his Vesting Service as of the date of termination or retirement.

      If a Participant retires before January 1, 1995, and his benefit is paid in the form of a level annuity or lump-sum payment, such benefit shall not be less than the level annuity or lump-sum benefit that would have been paid under the terms of the IPTD Pension Plan as in effect on December 30, 1989, based on the Participant's Credited Service as of his retirement date. Such amount shall be determined as though the provisions of the IPTD Pension Plan had remained unchanged after December 30, 1989, except that the benefit level for purposes of this Section 6 shall be $12.00 per year of Credited Service.

      If the Participant's level annuity benefit would be increased by the preceding portions of this Section 6, the Participant's increasing annuity benefit shall be increased by the same percentage.

      If a Participant is eligible to retire on December 31, 1994, but retires on or after January 1, 1995, the lump-sum payment to which the Participant will be entitled when he retires shall equal at least the sum of (a) the lump-sum benefit to which he would have been entitled had he retired on December 31, 1994, plus (b) increases thereon from January 1, 1995, at the rate described in Section 3.01 C. If the Participant's lump-sum payment would be increased by this paragraph, the Participant's level annuity benefit would be increased by this paragraph, the Participant's level annuity benefit and increasing annuity benefit shall be increased by the same percentage.

7.    TRANSFERRED EMPLOYEES

      If an individual is entitled to benefits in accordance with this Subpart II(X), but ceased to accrue Credited Service prior to December 31, 1989, on account of his transfer out of covered employment, his Accrued Benefit and Accrued Benefit Account shall be determined based on the benefit rate in effect at the time of such transfer rather than $12.00, and he shall not be entitled to a Supplemental Benefit or Supplemental Benefit Account under this Subpart II(X).

SUBPART II(Y):               PROVISIONS APPLICABLE TO PARTICIPANTS IN THE WCT
                             RETIREMENT PLAN


1.    ELIGIBLE EMPLOYEES

      The special provisions in Section 2 of this Subpart II(Y) shall apply to any individual who had an undistributed accrued benefit under the WCT Retirement Plan (098) as of December 31, 1991, and who is an Employee on January 1, 1992. If an individual had an undistributed accrued benefit under the WCT Retirement Plan as of December 31, 1991, and the individual is not an Employee on January 1, 1992, the special provisions in Section 3 of this Subpart II(Y) shall apply to such individual, without regard to
      Section 9 A. or Section 9 B. of Subpart II(A). An individual shall not be eligible for any benefit under this Subpart II(Y) unless he is described in one of the two preceding sentences.

2.    ACCOUNTS FOR CURRENT PARTICIPANTS

      When the merger of the WCT Retirement Plan with this Plan has been completed, any Accrued Benefit Account, Supplemental Benefit Account, Future Service Account, or Ancillary Benefit Account that was credited to an Employee under the WCT Retirement Plan as of the date of the merger shall be treated for all purposes after the date of the merger as if it had been earned under this Plan. Any additional benefits that the Employee earns under this Plan after the date of the merger shall be added to the appropriate accounts, if any, that have been credited to the Employee under this Subpart II(Y).

3.    ACCOUNTS FOR FORMER PARTICIPANTS

      When the merger of the WCT Retirement Plan with this Plan has been completed, any Accrued Benefit Account, Supplemental Benefit Account, Future Service Account, or Ancillary Benefit Account that was credited to an individual under the WCT Retirement Plan as of the date of the merger shall be treated for all purposes after the date of the merger as if it had been earned under this Plan.

      If the individual is employed by the Company on or after January 1, 1992, but the individual is not an Employee on January 1, 1992, the individual shall be treated as if he had transferred to a position in which he is no longer covered by this Plan as of the date on which he ceased to be covered by the WCT Retirement Plan, and the provisions of this Plan that apply to transferred employees shall apply to the individual from that date.

      If the individual is not employed by the Company on or after January 1, 1992, the individual shall be treated as if he had terminated his employment with the

      Company as of the date on which he terminated his employment with Warner Control Techniques, and the provisions of this Plan that apply to former employees shall apply to the individual from that date.

      An individual who is not an Employee on or after January 1, 1992, shall earn additional benefits under this Plan only pursuant to the provisions of this Plan, if any, that expressly provide additional benefits to transferred employees or former employees.

SUBPART II(Z):               PROVISIONS APPLICABLE TO HOPKINSVILLE, KENTUCKY,
                             EMPLOYEES


1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(Z) shall apply to all Employees who were employed at the Hopkinsville, Kentucky, facility on January 1, 1991. An individual shall not be eligible for any benefit under this Subpart II(Z) unless he is described in the preceding sentence.

2.    ACCRUED BENEFIT: ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1991, shall equal the Future Service Account that the Employee would have had as of January 1, 1991, had this Plan (i) been effective as of August 1, 1989, (ii) covered Employees at the Hopkinsville, Kentucky, facility as of such date; and (iii) stated that an Employee hired at the Hopkinsville, Kentucky, facility on or after that date and before January 1, 1991, would become a Participant in the Plan on the first of January following his year of hire.

      For purposes of computing such Future Service Account for an individual who became an Employee at the Hopkinsville, Kentucky, facility on or after August 1, 1989, and before January 1, 1991:

            (a) 1/4th of the maximum taxable Social Security wage base for 1990 shall be assumed to be $12,825.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT
      ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(Z).

SUBPART II(AA):              PROVISIONS APPLICABLE TO LUGOFF, SOUTH CAROLINA,
                             EMPLOYEES

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(AA) shall apply to all Employees who were employed at the Lugoff, South Carolina, facility on January 1, 1990. An individual shall not be eligible for any benefit under this Subpart II(AA) unless he is described in the preceding sentence.

2.    ACCRUED BENEFIT: ACCRUED BENEFIT ACCOUNT

      Each Employee's Accrued Benefit Account as of January 1, 1990, shall equal the Future Service Account the Employee would have had as of January 1, 1990, had this Plan (i) been effective as of May 1, 1987; (ii) covered employees at the Lugoff, South Carolina, facility as of such date; and
      (iii) stated that an Employee hired at the Lugoff, South Carolina, facility on or after that date and before January 1, 1990, would become a Participant in the Plan on his date of hire.

      For purposes of computing such Future Service Account for an individual who became an Employee at the Lugoff, South Carolina, facility on or after May 1, 1987, and before January 1, 1990:

      (a) 1/4th of the maximum taxable Social Security wage bases for 1989, 1988, and 1987 shall be assumed to be $12,000, $11,250, and $7,300
            (8/12ths of $10,950), respectively, and

      (b) the credit as of December 31, 1988, and December 31, 1989, in accordance with Section 3.01 C. shall be at the rate of 7%.

3.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT; ANCILLARY BENEFIT
      ACCOUNT

      No Employee shall have a Supplemental Benefit, a Supplemental Benefit Account, or an Ancillary Benefit Account under this Subpart II(AA).

SUBPART II(BB):              PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF THE
                             PERFECT CIRCLE DIVISION'S HASTINGS, NEBRASKA,
                             FACILITY

1.    ELIGIBLE EMPLOYEES

      The special provisions in this Subpart II(BB) shall apply to any individual who was eligible to receive a "company basic contribution" under the Dana Corporation Savings and Investment Plan on December 31, 1993, and who is a full-time Employee at the Perfect Circle Division's Hastings, Nebraska, facility on January 1, 1994. An individual shall not be eligible for any benefit under this Subpart II(BB) unless he is described in the preceding sentence.

2.    SUPPLEMENTAL BENEFIT; SUPPLEMENTAL BENEFIT ACCOUNT

      Each Employee's Supplemental Benefit Account as of January 1, 1994, shall equal the excess of the First Objective Benefit over the Second Objective Benefit.

      Each Employee's Supplemental Benefit shall equal 1/190th of the Employee's Supplemental Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after January 1, 1994, to the number of years and months from January 1, 1997, to the Employee's Normal Retirement Date.

      If an Employee has reached age 62 on or before January 1, 1994, the Employee shall not have a Supplemental Benefit or a Supplemental Benefit Account.

3.    FIRST AND SECOND OBJECTIVE BENEFITS

      A.    DEFINITIONS

      Each Employee's First Objective Benefit shall equal the sum of the employer contributions expected to be made under the Dana Corporation Savings and Investment Plan (had it continued unchanged) after January 1, 1994, and before the Employee's Normal Retirement Date, accumulated with interest at the rate of 7% per year (compounded annually) from the date each such contribution is expected to have been made to the date three years before the Employee's Normal Retirement Date, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1997, precedes the Employee's Normal Retirement Date.

      Each Employee's Second Objective Benefit shall equal the sum of the credits expected to be made in accordance with Section 3.01 B., from January 1, 1994, until the date that is three years before the Employee's Normal Retirement

      Date, accumulated with interest at the rate of 7% per year (compounded annually) from the date each such credit is expected to have been made to the Employee's Normal Retirement Date, such amount then discounted 7% per year (compounded annually) for each year that January 1, 1997, precedes the Employee's Normal Retirement Date.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's First and Second Objective Benefit, the following assumptions shall be made:

      (a) Each year's employer contributions under the Dana Corporation Savings and Investment Plan would have equaled 5% of Earnings for the year.

      (b)   The Employee's 1994 Earnings will equal 103.5% of the greatest of
            (1) his 1993 Earnings, (2) 103.5% of his 1992 Earnings, and (3) 107%
            of his 1991 Earnings.

      (c) His Earnings for subsequent years will increase at the rate of 5% per year.

      (d) Earnings for any part of a year will be a pro rata part of the projected Earnings for the entire year.

      (e) The maximum taxable Social Security wage bases after 1994 will increase at the rate of 4% per year.

4.    ACCRUED BENEFIT; ACCRUED BENEFIT ACCOUNT; ANCILLARY BENEFIT ACCOUNT

      No Employee shall have an Accrued Benefit, Accrued Benefit Account, or Ancillary Benefit Account under this Subpart II(BB).

PART III: PROVISIONS APPLICABLE TO PARTICIPANTS AFFECTED BY THE SALE OF WILLIAMS AIR CONTROLS

1.    PURPOSE

      On December 1, 1988, Dana Corporation sold its Williams Air Controls division to Williams Controls, Inc. ("WCI"). Under the terms of the asset purchase agreement, WCI assumed the assets and liabilities of the Dana Corporation Williams Air Controls Division Retirement Income Plan (038) (the "Williams Air Controls Plan").

      Certain individuals who had participated in the Williams Air Controls Plan before December 1, 1988, transferred to employment with the Mobile Fluid Products Division of Dana Corporation on or before the date of the sale. These individuals have become participants in this Plan as a result of their employment with Employers that have adopted the Plan.

      Any individual who had a vested accrued benefit under the Williams Air Controls Plan on December 1, 1988, will receive that benefit from the Williams Air Controls Plan (as assumed and maintained by WCI or any successor to WCI). In the case of individuals who continued to work for Dana Corporation and its affiliates after the sale, however, the benefit under the Williams Air Controls Plan will not reflect increases in their compensation after December 1, 1988.

      The purpose of this Part III of Appendix E is to allow each eligible former participant to earn an additional benefit, with respect to his period of participation in the Williams Air Controls Plan, that reflects projected increases in his compensation from the date of his transfer out of the Williams Air Controls Plan (his "Transfer Date") to his retirement date.

2.    ELIGIBLE EMPLOYEES

      The special provisions in this Part III shall apply to any individual (i) who had an undistributed accrued benefit under the Williams Air Controls Plan on November 30, 1988, (ii) who transferred from employment with Williams Air Controls to employment with any division of Dana Corporation on or before December 1, 1988, and (iii) who is an Employee under this Plan without regard to the special provisions in this Part III. An individual shall not be eligible for any benefit under this Part III unless he is described in the preceding sentence.

3.    COMPENSATION LIMIT

      A. $200,000 COMPENSATION LIMIT. If an Employee's compensation taken into account under the Plan exceeds $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the
            Code) for any Plan Year (including Plan Years commencing before December 1, 1988), his Williams Air Controls Accrued Benefit, Accrued Benefit Account, Additional Compensation Benefit, and Additional Compensation Benefit Account shall be determined without regard to any compensation or projected compensation in excess of $200,000 (or such greater amount as shall be permitted pursuant to Section 401(a)(17) of the Code).

      B.    $150,000 COMPENSATION LIMIT.

            (a) If an Employee's Additional Compensation Benefit and Additional Compensation Benefit Account at December 31, 1993, are based on monthly earnings (for any year before 1989) that exceeded $12,500 (one twelfth of $150,000), the Employee's Additional Compensation Benefit and Additional Compensation Benefit Account shall be recalculated as if his monthly earnings for each year before 1989 had been limited to $12,500. On and after January 1, 1994, the Employee's Credited Service ratio shall be applied to his recalculated Additional Compensation Benefit and Additional Compensation Benefit Account in order to determine the portion of his Additional Compensation Benefit and Additional Compensation Benefit Account that the Employee earns in Plan Years beginning after 1993.

            (b) In no event shall the recalculation of the Employee's Additional Compensation Benefit and Additional Compensation Benefit Account to reflect the $150,000 compensation limit reduce the Employee's Earned Benefit and Earned Benefit Account below the amount that the Employee had accrued as of December 31, 1993.

            (c) The recalculated Additional Compensation Benefit and Additional Compensation Benefit Account described in paragraph (a) shall be credited with percentage increases under the regular provisions of Appendix H. The Additional Compensation
                             Benefit and Additional Compensation Benefit
                             Account that the Employee had earned at the end of 1993 shall be credited with percentage increases under the two-tier method described in Appendix H for benefits affected by the $150,000 limit. The Employee's Additional Compensation Benefit and Additional Compensation Benefit Account shall be the larger of the two amounts calculated in accordance with the preceding two sentences.

            (d) If an Employee's Additional Compensation Benefit and Additional Compensation Benefit Account at December 31, 1993, are not based on monthly earnings (for any year before 1989) that exceeded $12,500, the Employee's Additional Compensation Benefit and Additional Compensation Benefit Account shall continue to be calculated under the regular provisions of the Plan and Part III of Appendix E, without regard to this Section 3. B.

4.    WILLIAMS AIR CONTROLS ACCRUED BENEFIT ACCOUNT

      An Employee's Williams Air Controls Accrued Benefit and Williams Air Controls Accrued Benefit Account, as determined under this Section 4, shall be used solely in calculating the amount of the Employee's Additional Compensation Benefit. Because the Williams Air Controls Plan was never merged with this Plan, an Employee shall not be eligible to receive his Williams Air Controls Accrued Benefit or his Williams Air Controls Accrued Benefit Account under this Plan. (By contrast, in the case of a plan that was merged with this Plan, an Employee's Accrued Benefit and Accrued Benefit Account, as determined under the provisions of the merged plan, shall be payable from this Plan to the extent provided in the applicable subpart of this Appendix E.)

      Each Employee's Williams Air Controls Accrued Benefit Account as of December 1, 1988, shall equal 190 times the Employee's Williams Air Controls Accrued Benefit. Each Employee's Williams Air Controls Accrued Benefit shall be determined as of his Transfer Date, and shall equal the greater of (a) or (b), where Final Monthly Earnings, Primary Social Security Benefit, and Credited Service are as defined in the Williams Air Controls Plan as in effect on November 30, 1988, such amount then discounted 7% per year (compounded annually) for each year that December 1, 1988, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths:

      (a)   The excess of (i) over (ii):

            (i) 1.6% of the Employee's Final Monthly Earnings at November 30, 1988, multiplied by the number of years and fractional parts thereof of his actual Credited Service at November 30, 1988.

            (ii) 2.0% of the Employee's Primary Social Security Benefit at November 30, 1988, multiplied by the number of years and fractional parts thereof of his actual Credited Service at November 30, 1988, to a maximum of 25 such years.

      (b) $15.00 multiplied by the number of years and fractional parts thereof of his actual Credited Service at November 30, 1988.

5.    ADDITIONAL COMPENSATION BENEFIT

      Each Employee's Additional Compensation Benefit Account as of December 1, 1988, shall equal the excess of (a) over (b):

      (a) 190 times the Williams Air Controls Objective Benefit described below.

      (b) the Williams Air Controls Accrued Benefit Account as of December 1, 1988.

      Each Employee's Additional Compensation Benefit shall equal 1/190th of the Employee's Additional Compensation Benefit Account, times the ratio, not to exceed 1.0, of the Employee's Credited Service after December 1, 1988, to the number of years and months from December 1, 1991, to the Employee's Normal Retirement Date. (The same Credited Service ratio shall be used to determine the portion of the Employee's Additional Compensation Benefit Account that he has earned as of any date.)

      If an Employee has reached age 62 on or before December 1, 1988, the Employee shall not have an Additional Compensation Benefit or an Additional Compensation Benefit Account.

6.    WILLIAMS AIR CONTROLS OBJECTIVE BENEFIT

      A.    DEFINITIONS

      Each Employee's Williams Air Controls Objective Benefit shall equal the excess of (a) over (b), where Final Monthly Earnings, Primary Social Security Benefit, and Credited Service are as defined in the Williams Air Controls Plan as in effect on November 30, 1988 (except as noted below), such amount then discounted 7% per year (compounded annually) for each year that December 1, 1988, precedes the Employee's Normal Retirement Date, and multiplied by 86.037/190ths:

      (a) 1.6% of the Employee's projected Final Monthly Earnings at his Normal Retirement Date, multiplied by the number of years and fractional parts thereof of his actual Credited Service at November 30, 1988.

      (b) 2.0% of the Employee's projected Primary Social Security Benefit at his Normal Retirement Date, multiplied by the number of years and fractional parts thereof of his actual Credited Service at November 30, 1988, to a maximum of 25 such years.

      Solely for purposes of this Section 6, an Employee's Final Monthly Earnings shall be calculated as if the Williams Air Controls Plan, at all times on and after the Employee's Transfer Date, had defined "Final Monthly Earnings" to include compensation earned with any member of Dana Corporation's controlled group, regardless of whether the Employee was covered by the Williams Air Controls Plan when he earned such compensation.

      B.    ASSUMPTIONS

      For purposes of determining the Employee's Williams Air Controls Objective Benefit, the Employee's projected Final Monthly Earnings and projected Primary Social Security Benefit shall be determined assuming:

      (a) The Employee's earnings taken into account under the Williams Air Controls Plan for 1988 will be the greatest of (i) his 1988 earnings, (ii) 105% of his 1987 earnings, and (iii) 110% of his 1986 earnings.

      (b) His earnings taken into account under the Williams Air Controls Plan for years after 1988 will be assumed to increase at the rate of 4.5% per year.

      (c) His previous earnings increased at a rate of 6% per year, and were of such amounts that the Employee's average monthly earnings for 1986 through 1988 equaled his Final Monthly Earnings as of December 1, 1988; the
            maximum taxable Social Security wage bases after 1988 will increase at the rate of 3.5% per year; and increases in Social Security benefits on account of changes in the Consumer Price Index will be at the rate of 3.0% per year.

      (d)   The Primary Social Security Benefit will be determined by applying
            (i) the ratio that the Primary Social Security Benefit determined under Section 4(a)(ii), above, bears to $670 (which ratio shall not exceed 1.0) to (ii) the projected Primary Social Security Benefit determined under Section 6 B(c), above.

7.    INTEREST CREDITS DURING TRANSITION PERIOD

      For purposes of this Part III, the "Transition Period" shall be the period from December 1, 1988, through December 31, 1988. An Employee's Additional Compensation Benefit Account at December 1, 1988, shall be increased by .583% at December 31, 1988. For Plan Years ending after December 31, 1988, an Employee's Additional Compensation Benefit Account shall be increased as described in Section 3.01 C. of the Plan.

8.    PAYMENT OF ADDITIONAL COMPENSATION BENEFIT

      An Employee's Additional Compensation Benefit and Additional Compensation Benefit Account, computed in accordance with this Part III, shall be treated for all purposes under the Plan as if they were part of the Employee's Supplemental Benefit and Supplemental Benefit Account, respectively, and shall be paid at the same time and in the same manner as the Employee's Supplemental Benefit or Supplemental Benefit Account.

                                   APPENDIX F

                        EMPLOYEES OF FOREIGN AFFILIATES
                          WHO PARTICIPATE IN THE PLAN

1.            FOREIGN AFFILIATES COVERED BY CODE SECTION 3121(L) AGREEMENTS

              The Company has entered into agreements under Section 3121(l) of the Code with the foreign affiliates listed below:

                     Dana Equipamentos Limitada (Brazil)
                     Hayes-Dana

              An individual employed by a foreign affiliate listed above shall be deemed to be an "Employee" for purposes of the Plan, provided that (1) such individual is a United States citizen, and (2) contributions under a funded plan of deferred compensation are not made by any other person with respect to the remuneration paid to such individual by the foreign affiliate, and (3) such individual otherwise satisfies the definition of "Employee" in Section 1.11 of the Plan.

2.            KEY LOCAL NATIONALS AND THIRD COUNTRY NATIONALS

              The Plan Administrator may designate certain "Key Local Nationals" or "Third Country Nationals" who are eligible to participate in the Plan. A list of individuals so designated shall be maintained by the Plan Administrator or his designee. The list shall contain each eligible Employee's pension Credited Service and Vesting Service date(s), as well as his compensation history, expressed in U.S. dollars. Notwithstanding Sections 1.09, 1.10, and 1.27 of the Plan, the Credited Service, Earnings, and Vesting Service of an Employee who is a "Key Local National" or "Third Country National" shall be determined in accordance with the list maintained by the Plan Administrator or his designee.

                                   APPENDIX G

                             ACTUARIAL EQUIVALENTS
                                (UP84 + 1 : 7%)


                                             UNREDUCED                   UNREDUCED
                                              BENEFIT                     BENEFIT
                         AGE                 AT AGE 62                   AT AGE 65
                     -----------           -------------               ------------
                        50                     0.31189                     0.22184

                        51                     0.34063                     0.24228

                        52                     0.37251                     0.26496

                        53                     0.40794                     0.29015

                        54                     0.44739                     0.31821

                        55                     0.49142                     0.34953

                        56                     0.54069                     0.38457

                        57                     0.59595                     0.42388

                        58                     0.65810                     0.46809

                        59                     0.72821                     0.51795

                        60                     0.80751                     0.57436

                        61                     0.89752                     0.63838

                        62                     1.00000                     0.71127

                        63                     1.00000                     0.79456

                        64                     1.00000                     0.89007

                        65                     1.00000                     1.00000

                                   APPENDIX H

                              INTEREST CREDITS AND
                             ESCALATOR PERCENTAGES

                            AS AMENDED AND RESTATED
                           EFFECTIVE JANUARY 1, 1994

I.            INTEREST CREDITS UNDER SECTION 3.01 C.

For any Plan Year ending after the Transition Period, the applicable percentage increase in an Employee's or Former Employee's Accounts under Section 3.01 C. shall be determined in accordance with the following rules:

1. GUARANTEED MINIMUM PERCENTAGE INCREASE. For any Plan Year, the guaranteed minimum percentage increase in an Employee's or Former Employee's Accounts shall be determined under subparagraph a. or b., whichever is applicable:

              a. Except as provided in subparagraph b., below, the percentage increase in an Employee's or Former Employee's Accounts shall be the smaller of (i) 5%, or (ii) the percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers ("CPI-W") during the preceding Plan Year (measured by comparing the CPI-W for December of the preceding Plan Year with the CPI-W for December a year earlier).

              b. For any Plan Year in which the Employee's or Former Employee's Credited Service, determined as of the end of such Plan Year, is less than 32 full years of Credited Service, the percentage increase in the Employee's or Former Employee's Future Service Account shall not be less than 5%.

2. AD HOC PERCENTAGE INCREASE. The Funds Committee of the Board of Directors of Dana Corporation may increase the applicable percentage for any Plan Year by adopting a written resolution that adds the increased percentage to Column A of Table H. Any ad hoc percentage increase adopted pursuant to this paragraph 2. shall apply only for the Plan Year with res pect to which it is adopted: it shall not become a permanent feature of the Plan. Except as provided in paragraphs 3. and 4., below, if the ad hoc percentage increase is greater than the applicable guaranteed minimum percentage increase specified in paragraph 1., above, the ad hoc percentage increase shall apply to the Employee's or Former Employee's Accounts instead of the applicable guaranteed minimum percentage increase.

3. BENEFITS AFFECTED BY $150,000 LIMIT. If an Employee's or Former Employee's Accounts include the value of benefits that accrued before January 1, 1994, based on actual earnings for any year before 1994 that exceeded $150,000, the Employee's or Former Employee's Accounts shall be recalculated as of December 31, 1993, as if his actual earnings for each year before 1994 had not exceeded $150,000. The accounts determined in accordance with the preceding sentence shall be the Employee's or Former Employee's "Limited 1993 Accounts"; the accounts determined as of December 31, 1993, under the regular provisions of the Plan and Appendix E, without regard to the preceding sentence, shall be the Employee's or Former Employee's "Regular 1993 Accounts." The applicable percentage increase shall be determined as follows for any Employee or Former Employee whose Accounts are recalculated as described in the first sentence of this paragraph:

              a. The applicable percentage for the Employee's or Former Employee's Limited 1993 Accounts, and for any portion of the Employee's or Former Employee's Accounts that accrues after 1993, shall be the greater of the applicable guaranteed minimum percentage increase specified in paragraph 1. or the ad hoc percentage increase specified in paragraph 2.

              b. The Employee's or Former Employee's Limited 1993 Accounts shall be subtracted from his Regular 1993 Accounts, and the applicable percentage for the remainder shall be the guaranteed minimum percentage increase specified in paragraph 1. Any ad hoc percentage increase specified in paragraph 2. shall not apply to this portion of the Employee's or Former Employee's Accounts.

              c. Any percentage increase in an Employee's or Former Employee's Accounts that is determined under subparagraph a., above, shall be added to the portion of the Employee's or Former Employee's Accounts for which the percentage increase in subsequent years is determined under subparagraph a. Any percentage increase in an Employee's or Former Employee's Accounts that is determined under subparagraph b., above, shall be added to the portion of the Employee's or Former Employee's Accounts for which the percentage increase in subsequent years is determined under subparagraph b.

4. FIVE-YEAR GRANDFATHER BENEFIT. Under Section 14 of Part I of Appendix E, a Participant who is eligible to retire on July 1, 1993, but who retires after that date, may receive the lump-sum payment to which he would have been entitled had he retired on July 1, 1993 (determined under the terms of the Plan as in effect immediately before the Adoption Date, with certain modifications specified in Section 14 of Part I of Appendix E). This lump-sum amount is treated under the Plan as a guaranteed minimum Earned Benefit Account, and is credited with interest from July 1, 1993, until the Participant's benefit commencement date at the rate specified in Section 3.01 C. If the Participant's lump-sum payment is larger under the five-year grandfather provision than it is under the other provisions of the Plan and Appendix E, the Participant's level annuity benefit and increasing annuity benefit are increased by the same percentage. The Participants in certain Merged Plans are eligible to receive comparable five-year grandfather benefits under the applicable subparts of Part II of Appendix E.

              If any five-year grandfather benefit that accrued before January 1, 1994, was based on compensation for any year that exceeded $150,000, the five-year grandfather benefit shall be recalculated, and the recalculated benefit shall be credited with interest, in the manner described in paragraph 3., above.

II.           ESCALATOR PERCENTAGES UNDER SECTION 12.01 B.

For any Plan Year ending after the Transition Period, the applicable percentage increase in an Employee's or Former Employee's Earned Benefit (and in the Supplemental Benefit that could accrue in the future) under Section 12.01 B. shall be determined in accordance with the following rules:

1. GUARANTEED MINIMUM PERCENTAGE INCREASE. For any Plan Year, the guaranteed minimum percentage increase in an Employee's or Former Employee's Earned Benefit (and in the Supplemental Benefit that could accrue in the future) shall be determined under subparagraph a. or b., whichever is applicable:

              a. Except as provided in subparagraph b., below, the percentage increase in an Employee's or Former Employee's Earned Benefit (and in the Supplemental Benefit that could accrue in the future) shall be the smaller of (i) 5%, or (ii) the percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers ("CPI-W") during the preceding Plan Year (measured by comparing the CPI-W for December of the preceding Plan Year with the CPI-W for December a year earlier).

              b. For any Plan Year in which the Employee or Former Employee has neither attained at least age 66 nor completed at least 32 full years of Credited Service (assuming continuous employment by the Company after the Plan Year in which such benefit accrued), no guaranteed minimum percentage increase shall apply to the Employee's or Former Employee's future service benefit described in
                     Section 12.01 A.

2. AD HOC PERCENTAGE INCREASE. The Funds Committee of the Board of Directors of Dana Corporation may increase the applicable escalator percentages for any Plan Year by adopting a written resolution that adds the increased percentages to Table H. Any increased escalator percentages shall apply to the Employee's or Former Employee's Earned Benefit (and to the Supplemental Benefit that could accrue in the future) as set forth in subparagraph a. or b., whichever is applicable:

              a. Except as provided in subparagraph b., below, the increased escalator percentage indicated in Column A of Table H shall apply to the Employee's or Former Employee's Earned Benefit (and to the Supplemental Benefit that could accrue in the future).

              b. For any Plan Year in which the Employee or Former Employee has neither attained at least age 66 nor completed at least 32 full years of Credited Service (assuming continuous employment by the Company after the Plan Year in which such benefit accrued), the increased escalator percentage indicated in Column B of Table H shall apply to the Employee's or Former Employee's future service benefit described in Section 12.01 A.

              Any ad hoc percentage increase adopted pursuant to this paragraph
              2. shall apply only for the Plan Year with respect to which it is adopted: it shall not become a permanent feature of the Plan. Except as provided in paragraph 3., below, if the ad hoc percentage increase is greater than the applicable guaranteed minimum percentage increase specified in paragraph 1., above, the ad hoc percentage increase shall apply to the Employee's or Former Employee's Accounts instead of the applicable guaranteed minimum percentage increase.

3. BENEFITS AFFECTED BY $150,000 LIMIT. If an Employee's or Former Employee's Earned Benefit (and the value of any Supplemental Benefit that could accrue in the future) includes the value of benefits that accrued before January 1, 1994, based on actual earnings for any year that exceeded $150,000, the Employee's or Former Employee's Earned Benefit and unearned Supplemental Benefit shall be recalculated as of December 31, 1993, as if his actual earnings for each year before 1994 had not exceeded $150,000. The amounts determined in accordance with the preceding sentence shall be the Employee's or Former Employee's "Limited 1993 Benefits"; the amounts determined as of December 31, 1993, under the regular provisions of the Plan and Appendix E, without regard to the preceding sentence, shall be the Employee's or Former Employee's "Regular 1993 Benefits." The applicable percentage increase shall be determined as follows for any Employee or Former Employee whose Earned Benefit and unearned Supplemental Benefit are recalculated as described in the first sentence of this paragraph:

              a. The applicable percentage for the Employee's or Former Employee's Limited 1993 Benefits, and for any portion of the Employee's or Former Employee's benefit that accrues after 1993, shall be the greater of the applicable guaranteed minimum percentage increase specified in paragraph 1. or the ad hoc percentage increase specified in paragraph 2.

              b. The Employee's or Former Employee's Limited 1993 Benefits shall be subtracted from his Regular 1993 Benefits, and the applicable percentage for the remainder shall be the guaranteed minimum percentage increase specified in paragraph 1. Any ad hoc percentage increase specified in paragraph 2. shall not apply to this portion of the Employee's or Former Employee's benefit.

              c. Any percentage increase in an Employee's or Former Employee's benefit that is determined under subparagraph a., above, shall be added to the portion of the Employee's or Former Employee's benefit for which the percentage increase in subsequent years is determined under subparagraph a. Any percentage increase in an Employee's or Former Employee's benefit that is determined under subparagraph b., above, shall be added to the portion of the Employee's or Former Employee's benefit for which the percentage increase in subsequent years is determined under subparagraph b.

                                    TABLE H

                              INTEREST CREDITS AND
                             ESCALATOR PERCENTAGES

                                                                         PRIOR YEAR'S
PLAN YEAR                   COLUMN A              COLUMN B               CPI-W INCREASE
- ---------                   --------              --------               --------------
 1990                          7%                 1.90476%                    4.5%
 1991                          7%                 1.90476%                    6.1%
 1992                          7%                 1.90476%                    2.8%
 1993                          7%                 1.90476%                    2.9%
 1994                          7%                 1.90476%                    2.5%
 1995                          7%                 1.90476%

                                   APPENDIX I

                           SPECIAL SERVICE-CREDITING
                             AND VESTING PROVISIONS

                           EFFECTIVE JANUARY 1, 1994


1.            CREDIT FOR SERVICE WITH PREDECESSOR EMPLOYERS

              Pursuant to Section 1.27, the Company may choose to treat service with certain predecessor employers as Vesting Service under the Plan. The Company will credit Vesting Service with any "affiliate" of the Company to the extent provided below. An entity is an "affiliate" of the Company during any period in which Dana Corporation has, directly or indirectly, any ownership interest greater than 0% and less than 80% in the entity (provided that an ownership interest shall not be taken into account for this purpose to the extent that it results from Dana Corporation's passive investment, directly or indirectly, in the securities of another publicly-traded company).

              If an individual becomes a Participant in the Plan, he shall be eligible to receive credit for service with an affiliate of the Company under the rules set forth below:

              A. An individual shall be eligible to receive credit for any period of service that he performed for an entity while the entity was an affiliate of the Company.

              B. In addition, if an individual was actively employed by an entity on the date when the entity became an affiliate of the Company, the individual shall be eligible to receive credit for any period of service with the entity that preceded the date on which the entity became an affiliate of the Company.

              C. In no event shall an individual be eligible to receive credit for service with a former affiliate of the Company for any period of service with the entity that follows the date on which the entity ceased to be an affiliate of the Company.

              D. An Employee's or Part-Time Employee's service with an affiliate during the crediting period identified in subparagraph A. or B., above, shall be treated as Vesting Service to the same extent as if the service had been performed for the Company.

              E. Service with an affiliate that is treated as "Vesting Service" under this Appendix I shall be treated as "Credited Service" under the Plan solely for the purpose of determining the percentage of Earnings allocated to a Participant's Future Service Account under Section 3.01 B. (and the corresponding rate of benefit accrual under Section 12.01 A.) Service with an affiliate that is treated as Vesting Service under this Appendix I shall not be treated as Credited Service, or taken into account in calculating a Participant's accrued benefit, for any other purpose under the Plan.

              F. The Plan Administrator may require an Employee or Part-Time Employee to produce evidence acceptable to the Plan Administrator of the Employee's or Part-Time Employee's service record with the affiliate as a condition of receiving service credit under this Appendix I.

2.            FULL AND IMMEDIATE VESTING

              Pursuant to Section 2.06, the Company may provide for the full and immediate vesting of designated groups of Employees or Former Employees. The Employees or Former Employees designated below shall be fully vested in their Earned Benefit Accounts as of the date indicated below.

              Designated Employees               Vesting Date
              --------------------               ------------
              All Employees who were             The closing date of the sale of
              actively employed at               the Warner Electric Division's
              the Warner Electric                Walterboro, South  Carolina,
              Division's Walterboro,             facility.
              South Carolina, facility
              on the Vesting Date.

                                   APPENDIX J

                          SCHEDULE OF EFFECTIVE DATES
                   TO ACCOMPANY JANUARY 1, 1994, RESTATEMENT


                     The Plan, as in effect on June 30, 1988, received a favorable IRS determination letter on May 7, 1990, that considered the provisions required by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"), the Deficit Reduction Act of 1984 ("DEFRA"), the Retirement Equity Act of 1984 ("REA"), and the temporary REA regulations. The Plan has been amended and restated from time to time since that date to incorporate provisions required by the Tax Reform Act of 1986 and subsequent legislation and regulations.

                     This schedule sets forth the effective dates of those provisions of the Plan that have been amended since June 30, 1988, to reflect changes in applicable law. The schedule shall be considered to be a part of the Plan. Amendments to the Plan that are not identified in this schedule (including amendments that are not legally required) shall be effective as of the dates set forth in the instruments adopting the amendments or in the particular provisions of the Plan that are affected by the amendments.

PROVISIONS ADDED OR AMENDED EFFECTIVE JANUARY 1, 1987

 Plan Section 11.06                    Definition of "key employee" amended to
 I.R.C. Section 416(i)                 incorporate the cross reference to the
                                       defined benefit dollar limit.


PROVISIONS ADDED OR AMENDED EFFECTIVE JULY 1, 1988

 Plan Section 1.10                     Definition of compensation amended to
 Appendix E Section Section I.9,       incorporate the $200,000 limit. (These
 I.14 I.R.C. Section 401(a)(17)        provisions of the Plan incorporated the
                                       $200,000 limit six months before its
                                       statutory effective date.)


PROVISIONS ADDED OR AMENDED EFFECTIVE DECEMBER 1, 1988

 Appendix E Section  III.3             Special benefit provision adopted for
 I.R.C. Section 401(a)(17)             individuals affected by the sale of the
                                       Williams Air Controls division on
                                       December 1, 1988. This provision
                                       incorporated the $200,000 limit on
                                       compensation.

PROVISIONS ADDED OR AMENDED EFFECTIVE JANUARY 1, 1989

 Appendix E Section Section            Transition provisions adopted for
 II(A).4, II(B), II(I), II(M), II(N)   participants in other defined benefit
 I.R.C. Section 401(a)(17)             plans that were merged with the Plan as
                                       of December 31, 1988. These transition
                                       provisions (and the provisions adopted
                                       for subsequent plan mergers) incorporated the $200,000 limit on compensation.


PROVISIONS ADDED OR AMENDED EFFECTIVE MARCH 31, 1989

 Former Plan Section 14.01             Model Amendment I adopted to prevent any
 IRS Notice 88-131                     in excess of $200,000 until the Plan is
                                       amended to reflect the annual
                                       compensation limit.

 Former Plan Section 14.02             Alternative IID adopted to prevent
 I.R.C. Section 401(a)(4)              super-highly-compensated & employees from
 IRS Notice 88-131                     accruing additional benefits until the
                                       Plan is amended to comply with the Tax
                                       Reform Act of 1986.

PROVISIONS ADDED OR AMENDED EFFECTIVE JANUARY 1, 1993

 Plan Section 3.09                     New section added to provide for the
 I.R.C. Section 401(a)(31)             direct rollover of eligible rollover
                                       distributions from the Plan to an
                                       eligible retirement plan.


PROVISIONS ADDED OR AMENDED EFFECTIVE AUGUST 5, 1993

 Plan Section Section 1.05, 1.11,      Provisions governing eligibility and the
 1.16, 1.27 29 C.F.R. Section          crediting of service amended to provide
 825.215                               credit for family and medical leave.

             PROVISIONS ADDED OR AMENDED EFFECTIVE JANUARY 1, 1994


Plan Section 1.10, former Plan          Definition of compensation amended to
Section 14.03, Appendix E,              reflect the reduction in the annual
Appendix H I.R.C. Section 401(a)(17)    limit from $200,000 (indexed) to
                                        $150,000 (indexed).

Plan Section 9.03                       Distribution restrictions revised to
Treas. Reg. Section 1.401(a)(4)-5(b)    reflect the new rules governing
                                        distributions to the Company's top 25
                                        employees and certain other
                                        highly-compensated employees.

Former Plan Section Section 14.01,      Provisions reflecting Model Amendment I,
14.02, 14.03 IRS Notice 88-131          Alternative IID, and temporary adoption
                                        of $150,000 limit deleted to reflect the fully into compliance with applicable legal requirements.